INTELLECTUAL PROPERTY

                                RIGHTS AGREEMENT

                                     BETWEEN


                              MINNESOTA MINING AND


                              MANUFACTURING COMPANY


                                       AND

                                  IMATION CORP.



1.   Definitions..................................................................................................1
2.   License Grant to IMATION Under Background PI and Background Patents.........................................11
3.   Assignment to IMATION of Assigned PI and Assigned Patents and License Back to 3M............................12
4.   License Grant to IMATION Under 3M Trademark Rights and Trade Dresses........................................14
5.   Assignment to IMATION of Certain Trademarks and Trade Dresses...............................................20
6.   License Under 3M Copyright Rights...........................................................................21
7.   Licenses Under 3M Software and Third Party Software.........................................................23
8.   Ownership of Foreground Intellectual Property Rights........................................................26
9.   License Grant to IMATION Under 3M Foreground PI, 3M Foreground Patents, Joint Foreground PI and Joint
     Foreground Patents..........................................................................................27
10.  License Grant to 3M Under IMATION Foreground PI, IMATION Foreground Patents, Joint Foreground PI and Joint
     Foreground Patents..........................................................................................28
11.  Sublicense of Rights........................................................................................28
12.  Patent Filing, Prosecution and Maintenance and Exchange of Foreground PI....................................30
13.  Assignment of Right and Obligations Under Certain Existing and Future Agreements............................34
14.  Technical and Other Cooperation, Notebooks and Access to Documents..........................................35
15.  Confidentiality and Parties As Third Party Beneficiaries....................................................36
16.  Employee Agreements.........................................................................................39
17.  Enforcement of Intellectual Property Rights.................................................................42
18.  Special Provisions Regarding Certain Fields.................................................................46
19.  Non-Compete.................................................................................................47
20.  Indemnification.............................................................................................48
21.  Disclaimers.................................................................................................50
22.  Dispute Resolution..........................................................................................51
23.  Amendment...................................................................................................54
24.  Term and Termination........................................................................................55
25.  Change in Control or Ownership of IMATION...................................................................56
26.  Miscellaneous...............................................................................................57


Exhibit A
   3M Business Fields............................................................................................61

Exhibit B
   3M Reserved Fields............................................................................................63

Exhibit C
   3M Supply Fields..............................................................................................66

Exhibit D
   IMATION Exclusive Fields......................................................................................67

Exhibit E
   IMATION Supply Fields.........................................................................................70

Exhibit F
   Non-Exclusive Fields..........................................................................................71

Exhibit G
   Assigned Patents..............................................................................................72

Exhibit H
   Assigned Trademarks..........................................................................................179

Exhibit I
   Assigned Trademark Registrations and Registration Applications...............................................180

Exhibit J
   Licensed Trademarks..........................................................................................189

Exhibit K
   Trademark Licensed Products..................................................................................190

Exhibit L
   Licensed Trademark and Licensed Trade Dress Use Periods......................................................192

Exhibit M
   Licensed Trademark and Licensed Trade Dress Use Guidelines...................................................194

Exhibit N
   Joint Development Agreement..................................................................................197

Exhibit O
   Short Term/Project Consulting Agreement......................................................................228

Exhibit P
   Obligations Regarding Extraordinarily Sensitive Technologies.................................................233

Exhibit Q
   Royalty For Licenses Under Licensed Trademarks and Licensed Trade Dresses....................................240





                     INTELLECTUAL PROPERTY RIGHTS AGREEMENT

This Agreement, effective as of the ____ day of ___________, 1996, is by and between Imation Corp., a Delaware corporation whose address and principal place of business is 1 Imation Place, Oakdale, Minnesota 55128 ("IMATION") and Minnesota Mining and Manufacturing Company, a Delaware corporation whose address and principal place of business is 3M Center, Saint Paul, Minnesota 55144 ("3M").

                                    RECITALS:

3M is spinning off IMATION as a separate independent company to operate in fields generally distinct from 3M. This Agreement is intended to license and assign to IMATION certain intellectual property rights. Since certain IMATION employees will be located in 3M facilities for a period of time in the future and to provide a smooth transition, 3M and IMATION provide limited licenses to each other under intellectual property developed in the future. Also, since 3M's corporate culture provides for an intermingling of technology, noncompete and change in control provisions are provided to minimize the opportunity for conflict.

In consideration of these premises and of the mutual promises set forth below, the parties to this Agreement agree as follows:

1.       DEFINITIONS

         For the purposes of this Agreement, the terms defined in this Article shall have the meaning specified and shall be applicable both to the singular and plural forms:

         1.1. "PARTY" means 3M or IMATION, as applicable. Unless the context herein expressly requires otherwise, any reference to 3M, IMATION or a Party shall be deemed to also be a reference to their respective Affiliates.

         1.2. "AFFILIATE" means any corporation, firm, partnership, proprietorship or other form of business organization as to which the control of the business shall be exercised by a Party, and any corporation, firm, partnership, proprietorship or other form of business organization in which a Party has greater than fifty percent (50%) ownership interest, or the maximum ownership interest it is permitted to have in the country where such business organization exists if equal to or less than fifty percent (50%). In the case of 3M, "Affiliate" shall further include its affiliate Sumitomo 3M Limited (hereinafter "Sumitomo 3M"), and in the case of IMATION "Affiliate" shall further include its affiliates in Japan and South Korea for so long as:

                  1.2.1. 3M or IMATION, as the case may be, maintains ownership or control of at least fifty percent (50%) of the outstanding shares of the aforesaid affiliate(s), or

                  1.2.2. 3M or IMATION, as the case may be, has the right to elect at least fifty percent (50%) of the members of the managing authority of the aforesaid affiliate(s).

         1.3. "DISTRIBUTION DATE" means the date on which 3M distributes shares in IMATION to 3M's stockholders to spin off IMATION.

         1.4. "FOREGROUND PERIOD" means the period beginning with the Distribution Date and ending two (2) years thereafter.

         1.5. "3M BUSINESS FIELDS" means either i) in respect to all references thereto throughout this Agreement except those in
                  Article 19, the fields identified in Exhibit A, to the extent such fields are outside the scope of the IMATION Exclusive Fields, IMATION Supply Fields and Non-Exclusive Fields, or ii) in respect to all references thereto in Article 19, the fields identified in Exhibit A, to the extent such fields are outside the scope of the IMATION Exclusive Fields, IMATION Supply Fields and Paragraphs II, III, V, VII and VIII of the Non-Exclusive Fields.

         1.6. "3M RESERVED FIELDS" means the fields identified in Exhibit B, to the extent such fields are outside the scope of the IMATION Supply Fields.

         1.7.     "3M SUPPLY FIELDS" means the fields identified in Exhibit C.

         1.8. "IMATION EXCLUSIVE FIELDS" means the fields identified in Exhibit D, to the extent such fields are outside the scope of the 3M Reserved Fields and 3M Supply Fields.

         1.9.     "IMATION SUPPLY FIELDS" means the fields identified in Exhibit
                  E.

         1.10. "NON-EXCLUSIVE FIELDS" means the fields identified in Exhibit F, to the extent such fields are outside the scope of the 3M Reserved Fields, IMATION Exclusive Fields, 3M Supply Fields and IMATION Supply Fields.

         1.11. "BACKGROUND PI" means any information, other than Assigned PI, which:

                  1.11.1. is owned by 3M, or is controlled by 3M to the extent 3M may grant licenses, in whole or in part, to IMATION of the scope and content granted in this Agreement to IMATION; and

                  1.11.2.  either

                           1.11.2.1.has been used by a 3M business being
                                    transferred to IMATION prior to the
                                    Distribution Date in producing, marketing or selling a product or service sold by such a 3M business; or

                           1.11.2.2.has been used by such a 3M business in an
                                    experimental or developmental setting prior to the Distribution Date for purposes related to such a 3M business, but not if received by such a 3M business from a business remaining with 3M primarily for the purpose of developing, manufacturing or supporting a product or developing or providing a service to be sold or licensed by the business remaining with 3M.

         1.12. "BACKGROUND PATENTS" means those claims of patent applications and patents, other than Assigned Patents, which:

                  1.12.1. are owned by 3M, or are controlled by 3M to the extent 3M may grant licenses, in whole or in part, to IMATION of the scope and content granted in this Agreement to IMATION; and

                  1.12.2. are directed to inventions which are conceived before the Distribution Date, and constitute, result from use of, or are based on Background PI and/or Assigned PI.

         1.13. "ASSIGNED PI" means certain information which has been used prior to the Distribution Date exclusively by businesses being transferred to IMATION, is not anticipated by IMATION to be used by a business remaining with 3M, and is to be identified in a confidential writing agreed to between the Parties.

         1.14. "ASSIGNED PATENTS" means the patent applications and patents identified in Exhibit G.

         1.15.    "3M FOREGROUND PI " means any information which:

                  1.15.1. is owned by 3M, or is controlled by 3M to the extent 3M may grant licenses, in whole or in part, to IMATION of the scope and content granted in this Agreement to IMATION;

                  1.15.2.  is conceived during the Foreground Period;

                  1.15.3. results from use of, or is based upon technical Background PI and/or Assigned PI; and

                  1.15.4. in the case of information conceived during the second year of the Foreground Period, is further characterized as being i) contained in 3M Records of Invention which are provided to IMATION pursuant to Paragraph 12.7 hereof and define inventions resulting from the use of, or based upon Background PI and/or Assigned PI; ii) disclosed by 3M, in its sole discretion, to IMATION in connection with 3M Records of Invention provided pursuant to i) above; or iii) related to an Extraordinarily Sensitive Technology and disclosed during, or as a result of symposia pursuant to Paragraph 12.8 hereof.

         1.16. "3M FOREGROUND PATENTS" means those claims of patent applications and patents which:

                  1.16.1. are owned by 3M, or are controlled by 3M to the extent 3M may grant licenses, in whole or in part, to IMATION of the scope and content granted in this Agreement to IMATION; and

                  1.16.2. are directed to inventions which are conceived during the Foreground Period, and result from use of, or are based upon technical Background PI and/or Assigned PI.

         1.17.    "IMATION FOREGROUND PI " means any information which:

                  1.17.1. is owned by IMATION, or is controlled by IMATION to the extent IMATION may grant licenses, in whole or in part, to 3M of the scope and content granted in this Agreement to 3M;

                  1.17.2.  is conceived during the Foreground Period;

                  1.17.3. results from use of, or is based upon technical Background PI and/or Assigned PI; and

                  1.17.4. in the case of information conceived during the second year of the Foreground Period, is further characterized as being i) contained in IMATION Records of Invention which are provided to 3M pursuant to Paragraph 12.7 hereof and define inventions resulting from the use of, or based upon technical Background PI and/or Assigned PI; ii) disclosed by IMATION, in its sole discretion, to 3M in connection with IMATION Records of Invention provided pursuant to i) above; or iii) related to an Extraordinarily Sensitive Technology and disclosed during, or as a result of symposia pursuant to Paragraph 12.8 hereof.

         1.18. "IMATION FOREGROUND PATENTS" means those claims of patent applications and patents which:

                  1.18.1. are owned by IMATION, or are controlled by IMATION to the extent IMATION may grant licenses, in whole or in part, to 3M of the scope and content granted in this Agreement to 3M; and

                  1.18.2. are directed to inventions which are conceived during the Foreground Period, and result from use of, or are based upon technical Background PI and/or Assigned PI.

         1.19. "JOINT FOREGROUND PI " means any information which is conceived jointly by one or more employees, agents or contract employees of 3M and one or more employees, agents or contract employees of IMATION during the Foreground Period, and results from the use of, or is based upon technical Background PI and/or Assigned PI.

         1.20. "JOINT FOREGROUND PATENTS" means those claims of patent applications and patents which are directed to inventions conceived jointly by one or more employees, agents or contract employees of 3M and one or more employees, agents or contract employees of IMATION during the Foreground Period, and resulting from the use of, or based upon technical Background PI and/or Assigned PI.

         1.21. "ASSIGNED TRADEMARKS" means the trademarks identified in Exhibit H.

         1.22. "ASSIGNED TRADEMARK REGISTRATIONS" means the applications for registration and registrations for Assigned Trademarks identified in Exhibit I.

         1.23. "ASSIGNED TRADE DRESSES" means each trade dress for each of the products sold on the Distribution Date by a 3M business being transferred to IMATION on the Distribution Date, excluding elements of each trade dress in common with products sold by a business remaining with 3M on the Distribution Date.

         1.24. "LICENSED TRADEMARKS" means the trademarks identified in Exhibit J.

         1.25. "LICENSED TRADE DRESSES" means each trade dress for each of the products sold on the Distribution Date by a 3M business being transferred to IMATION on the Distribution Date, except to the extent each such trade dress is an Assigned Trade Dress.

         1.26. "TRADEMARK LICENSED PRODUCTS" means the products identified in Exhibit K.

         1.27. "3M COPYRIGHT RIGHTS" means all rights owned by 3M arising under any copyright or mask work law, including, but not limited to, the right of reproduction, creation of derivative works, distribution, display and performance, but specifically excluding any such rights which 3M has licensed from a third party.

         1.28. "3M LICENSED WORKS" means all works which (a) are subject to 3M Copyright Rights, and (b) have actually and regularly been used in the ordinary course of business on or before the Distribution Date in the administration, research, development, production, marketing, leasing, licensing, selling or servicing of any product or service sold or to be sold by a 3M business being transferred to IMATION on the Distribution Date.

         1.29. "3M SOFTWARE" means those portions of computer programs, together with any related documentation or manuals, to which 3M owns all 3M Copyright Rights as of the Distribution Date.

         1.30. "THIRD-PARTY SOFTWARE" means all computer programs, together with any related documentation or manuals, which 3M has licensed or purchased from a third party where any of the copyright, trade secret, patent and other intellectual property rights have been retained by such third party.

         1.31. "3M CONFIDENTIAL INFORMATION" means information known by IMATION on the Distribution Date and reasonably understood by IMATION to be confidential and related to 3M's business interests, or disclosed confidentially by 3M to IMATION after the Distribution Date except for:

                  1.31.1. information learned by IMATION for the first time after the Distribution Date, but prior to any disclosure by 3M;

                  1.31.2. information which is or becomes publicly available through no act of IMATION, from and after the date of public availability;

                  1.31.3. information disclosed to IMATION by a third party, provided (i) under the circumstances of disclosure IMATION does not have a duty of non-disclosure owed to such third party, (ii) the third party's disclosure is not violative of a duty of non-disclosure owed to another, including 3M, and
                           (iii) the disclosure by the third party is not otherwise unlawful;

                  1.31.4. information developed by IMATION independent of any confidential 3M information which is known by IMATION on the Distribution Date and/or disclosed by 3M thereafter;

                  1.31.5. information which is inherently disclosed in marketing of a product by IMATION in the usual course of business and within the scope of the rights granted to or retained by IMATION under this Agreement;

                  1.31.6. information which is developed by a business which is being transferred to IMATION and constitutes performance specifications for chemicals, compositions, formulations, materials, components, devices, articles or other items obtained prior to the Distribution Date from a business remaining with 3M on the Distribution Date; and

                  1.31.7. information which IMATION can demonstrate was disclosed by a 3M business being transferred to IMATION to a third party prior to November 14, 1995, and for which any obligation of confidentiality by that third party has expired, from and after the date such third party obligation of confidentiality expires, and provided that disclosure of an item of information to one third party and a different item of information to another third party shall not be viewed as disclosure of information which can only be drawn from those items of information collectively.

         1.32. "IMATION CONFIDENTIAL INFORMATION" means information known by 3M on the Distribution Date and reasonably understood by 3M to be confidential and related to IMATION's present or future business interests, or disclosed confidentially by IMATION to 3M except for:

                  1.32.1. information learned by 3M for the first time subsequent to the Distribution Date, but prior to any disclosure by IMATION;

                  1.32.2. information which is or becomes publicly available through no act of 3M, from and after the date of public availability;

                  1.32.3. information disclosed to 3M by a third party, provided (i) under the circumstances of disclosure 3M does not have a duty of non-disclosure owed to such third party, (ii) the third party's disclosure is not violative of a duty of non-disclosure owed to another, including IMATION, and (iii) the disclosure by the third party is not otherwise unlawful;

                  1.32.4. information developed by 3M independent of any confidential IMATION information which is known by 3M on the Distribution Date and/or disclosed by IMATION thereafter;

                  1.32.5. information which is inherently disclosed in marketing of a product by 3M in the usual course of business and within the scope of the rights granted to or retained by 3M under this Agreement;

                  1.32.6. information which is developed by a business which remains with 3M on the Distribution Date and constitutes performance specifications for chemicals, compositions, formulations, materials, components, devices, articles or other items obtained prior to the Distribution Date from a business being transferred to IMATION on the Distribution Date; and

                  1.32.7. information which 3M can demonstrate was disclosed to a third party prior to November 14, 1995, and for which any obligation of confidentiality by that third party has expired, from and after the date such third party obligation of confidentiality expires, and provided that disclosure of an item of information to one third party and a different item of information to another third party shall not be viewed as disclosure of information which can only be drawn from those items of information collectively.

         1.33. "COMMON INTEREST PATENT" shall mean a particular patent application or patent which i) is owned by one Party, ii) has been specifically identified by the other Party as being of significant commercial interest to that other Party; and iii) is in Background Patents, Assigned Patents, 3M Foreground Patents or IMATION Foreground Patents.

         1.34. "FORMER 3M EMPLOYEES" shall mean and include all employees who signed a 3M Employee Agreement and whose employment with 3M terminated or terminates at any time before, on or after the Distribution Date.

         1.35. "IMATION EMPLOYEES" shall mean and include the following individuals: (i) all Former 3M Employees employed by IMATION, and (ii) individuals employed by IMATION who have never been employed by 3M ("Non 3M Employees").

2.       LICENSE GRANT TO IMATION UNDER BACKGROUND PI AND BACKGROUND PATENTS

         2.1. 3M hereby grants to IMATION paid-up, royalty-free, worldwide licenses, including the right to manufacture, have manufactured (subject to Paragraph 15.3), use, offer to sell, sell and import as follows:

                  2.1.1. a non-exclusive license, with a right to sublicense IMATION Affiliates, and third parties to the extent permitted by Article 11, under Background PI and Background Patents in the Non-Exclusive Fields;

                  2.1.2. subject to Paragraph 2.3, an exclusive license (subject to any licenses granted by 3M prior to the Distribution Date to third parties which are not 3M Affiliates), with a right to sublicense IMATION Affiliates, and third parties to the extent permitted by Article 11, under Background PI and Background Patents in the IMATION Exclusive Fields and IMATION Supply Fields; and

                  2.1.3. a non-exclusive license, effective five (5) years after the Distribution Date, but not before, and including a right to sublicense IMATION Affiliates, and third parties, under Background PI, but not under Background Patents, in all fields outside of the 3M Business Fields, IMATION Exclusive Fields, IMATION Supply Fields and Non-Exclusive Fields.

         2.2. 3M hereby grants to IMATION paid-up, royalty-free, worldwide licenses, with a right to sublicense IMATION Affiliates, to use an item in the 3M Supply Fields under Background Patents as follows:

                  2.2.1. a non-exclusive license in the Non-Exclusive Fields for as long as IMATION and IMATION Affiliates are purchasing their requirements of such item from 3M; and

                  2.2.2. an exclusive license in the IMATION Exclusive Fields for as long as IMATION and IMATION Affiliates are purchasing their requirements of such item from 3M.

         2.3. 3M hereby retains all rights, including the right to sublicense 3M Affiliates, to use an item in the IMATION Supply Fields under Background Patents as follows:

                  2.3.1. a non-exclusive license in the Non-Exclusive Fields for as long as 3M and 3M Affiliates are purchasing their requirements of such item from IMATION; and

                  2.3.2. an exclusive license in the 3M Business Fields for as long as 3M and 3M Affiliates are purchasing their requirements of such item from IMATION.

3. ASSIGNMENT TO IMATION OF ASSIGNED PI AND ASSIGNED PATENTS AND LICENSE BACK TO 3M

         3.1. 3M hereby assigns (subject to any licenses granted by 3M prior to the Distribution Date to third parties which are not 3M Affiliates) to IMATION its entire right, title and interest to the Assigned PI and Assigned Patents with 3M retaining thereunder the following paid-up, royalty-free, worldwide, irrevocable licenses, with a right to sublicense 3M Affiliates, and third parties to the extent permitted by
                  Article 11, to manufacture, have manufactured (subject to Paragraph 15.3), use, offer to sell, sell and import:

                  3.1.1. a non-exclusive license under the Assigned PI and Assigned Patents in the Non-Exclusive fields;

                  3.1.2. an exclusive license under the Assigned Patents in the 3M Business Fields and all other fields which are outside of the Non-Exclusive Fields, IMATION Exclusive Fields and IMATION Supply Fields;

                  3.1.3. an exclusive license under the Assigned PI in the 3M Business Fields; and

                  3.1.4. a non-exclusive license under the Assigned PI in all fields outside of the IMATION Exclusive Fields, IMATION Supply Fields and 3M Business Fields.

         3.2. 3M hereby assigns to IMATION its entire right, title and interest to U.S. Patent Nos. 4,466,564 and 4,581,189.

         3.3. IMATION represents that the Assigned PI and Assigned Patents have been used or practiced prior to the Distribution Date exclusively by businesses being transferred to IMATION on the Distribution Date, and are not anticipated by IMATION to be used or practiced by a business remaining with 3M on the Distribution Date. The remedy for breach of this representation shall be prompt reassignment of the component of the Assigned PI or the Assigned Patent in issue back to 3M at 3M's request, at no cost to 3M in the case of Assigned PI and at no cost to IMATION in the case of an Assigned Patent, and subject in both cases to the grant by 3M to IMATION of rights commensurate in scope to those contemplated by Article 2.

         3.4. 3M shall promptly execute assignments contemplated by Paragraphs 3.1 and 3.2 and requested by IMATION, at 3M's expense, and shall provide the same to IMATION for filing by IMATION, as IMATION deems appropriate and at its expense, including any fees and taxes associated therewith.

         3.5. For any other inventions which are conceived before the Distribution Date and relate exclusively to 3M businesses being transferred to IMATION on the Distribution Date, 3M shall assign its rights in such inventions to IMATION subject to retention of rights commensurate in scope with Paragraph
                  3.1. Specifically, 3M shall execute assignments contemplated by this Paragraph 3.5 and requested by IMATION, at 3M's expense, and shall provide the same to IMATION for use by IMATION as it deems appropriate. Records of Invention directed to inventions contemplated by this Paragraph 3.5 shall be identified in a confidential writing agreed to between the Parties.

4.       LICENSE GRANT TO IMATION UNDER 3M TRADEMARK RIGHTS AND TRADE DRESSES

         4.1. Grant. 3M grants to IMATION the worldwide, exclusive right and license to use the Licensed Trademarks and Licensed Trade Dresses on or in connection with the Trademark Licensed Products identified therewith in Exhibit K which are both manufactured by or for IMATION and are sold by IMATION for the periods of time set forth in Exhibit L in respect to each of the Licensed Trademarks, provided that such Trademark Licensed Products are manufactured in accordance with the designs, product specifications and standards set forth from time to time in writing by 3M. These designs, product specifications and standards are initially as established by 3M as of the Distribution Date and as may be modified from time to time by mutual agreement of the Parties. This license is royalty-bearing with payments by IMATION to 3M being as set forth in Exhibit Q.

         4.2. Sublicense Right. The right and license granted under Paragraph 4.1 shall not include the right to grant sublicenses to any third party, except that IMATION may sublicense IMATION Affiliates, provided that any such sublicense is at least as restrictive as, and allows IMATION to ensure compliance with all the terms and conditions of this Article 4, and provided that IMATION identifies any such sublicensee to 3M before the grant of the sublicense. IMATION guarantees the performance of the sublicensees and compliance of the sublicensees with all the terms and conditions imposed upon IMATION under this
                  Article 4.

         4.3. Restrictions on Use. IMATION undertakes and agrees to use the Licensed Trademarks and Licensed Trade Dresses only in the manner approved by 3M, and only on or in connection with Trademark Licensed Products manufactured in strict accordance with the proviso of Paragraph 4.1. IMATION will not market under the Licensed Trademarks or Licensed Trade Dresses any Trademark Licensed Products which are not in accordance with this proviso.

         4.4. Samples of Trademark Licensed Products. IMATION agrees to furnish 3M, from time to time as requested, representative samples of Trademark Licensed Products to which it affixes the Licensed Trademarks and/or Licensed Trade Dresses. 3M or its authorized representative shall also have the right, at any time or times, to conduct, during regular business hours, an examination of IMATION's Trademark Licensed Products and the plants and processes for making Trademark Licensed Products. 3M recognizes that information disclosed by IMATION to 3M as the result of 3M's exercise of rights under this Paragraph 4.4 is, to the extent applicable, to be considered IMATION Confidential Information.

         4.5. Quality. If, at any time, any Trademark Licensed Products made or assembled by or for IMATION and bearing the Licensed Trademarks and/or Licensed Trade Dresses shall, in the reasonable opinion of 3M, fail to conform to the standards of quality set by 3M, 3M shall give IMATION notice of such failure. IMATION shall immediately employ its best efforts to cure such failure. If IMATION is unable to cure such failure in as short a period as possible, which in no instance shall exceed thirty (30) days after such notice, IMATION shall immediately thereafter remove the Licensed Trademarks and/or Licensed Trade Dresses from all such non-conforming Trademark Licensed Products in its possession, and shall, as rapidly as possible, replace, at its own cost, any such non-conforming Trademark Licensed Products held in the trade with conforming Trademark Licensed Products.

         4.6. Manner of Use. IMATION is authorized to use the Licensed Trademarks and Licensed Trade Dress in the manner approved by 3M as set forth in Paragraph 4.7 in connection with Trademark Licensed Products, in its general publicity, advertising, letterheads, signs and other forms of advertising, cartons, packaging, instruction books and other literature packed with the Trademark Licensed Products. In no event, however, shall IMATION use the Licensed Trademarks as part of a trade name or authorize others to do so. Further, IMATION shall not use "3M/IMATION" or "IMATION/3M" or any other combination of "3M" and "IMATION" that is likely to cause confusion, mistake or deception as to the source, origin, association, affiliation, sponsorship or endorsement between these two separate companies, or their respective products or services. In addition to all other obligations and restrictions imposed upon IMATION under this Article 4 in respect to manner of use of the Licensed Trademarks, IMATION shall always describe the Licensed Trademarks used as trademarks in Canada in a manner so as to indicate clearly that they are trademarks of 3M.

         4.7. Style of Use. IMATION agrees to comply with rules set forth from time to time by 3M with respect to the use of the Licensed Trademarks and Licensed Trade Dresses as follows:

                  4.7.1. The use shall be as mutually agreed upon in writing by the respective corporate marketing and legal functions of the Parties. IMATION shall discontinue the use of the Licensed Trademarks and the Licensed Trade Dresses by the end of the respective use periods indicated in Exhibit L. Final authority as to permitted use for the Licensed Trademarks and Licensed Trade Dress shall rest with 3M. The Parties expect to establish written use guidelines, Sample initial product packaging and use guidelines using the Licensed Trademarks are attached hereto as Exhibit M. IMATION must transition to initial product packaging substantially similar to that shown in Exhibit M within six (6) months after the Distribution Date, or any later date approved by 3M in writing, and IMATION shall take all measures required by law to avoid deception of the public, and assumes all warranty obligations. If at any time IMATION's use of Licensed Trademarks or Licensed Trade Dresses fails to comply with the agreed upon use guidelines, 3M shall provide notice to IMATION and IMATION shall conform to such use guidelines within ninety (90) days of such notice. Any use of the Licensed Trademarks or Licensed Trade Dresses not specifically agreed upon shall be adopted by IMATION only upon prior approval in writing by 3M as set forth in the first sentence of this Paragraph 4.7.1. Representative specimens showing the use of the Licensed Trademarks by IMATION shall be sent to 3M from time to time upon request of 3M.

                  4.7.2. IMATION has a certain volume of slow moving inventory which has the Licensed Trademarks and/or Licensed Trade Dress molded into the product or otherwise directly applied to the product. To minimize any possible need to destroy product, 3M agrees that it will be sufficient for IMATION to repackage any such product to be sold by IMATION after March 31, 1997, in packaging conforming with the sample packaging of Exhibit M; provided, that IMATION will destroy any such product remaining in inventory after the expiration of the use periods in Exhibit L for any of the Licensed Trademarks appearing on such inventory. Further, businesses being transferred to IMATION have certain molds for CD-ROMs prepared for third parties which these businesses retain in the ordinary course of business for one to two years to allow for repressing of more identical CD-ROMs. These existing molds include the words "Made by 3M" as part of the mold. These words cannot be removed without completely replacing the molds, which would impose a significant cost burden on either IMATION or the customer. 3M agrees that IMATION may retain and continue to use such molds through the end of 1997. IMATION's usage of packaging or molds pursuant to this Paragraph 4.7.2 is subject to IMATION taking all measures required by law to avoid deception of the public and assuming all warranty obligations.

         4.8. Compliance With Laws. IMATION shall comply with all laws and governmental regulations pertaining to the proper use and designation of trademarks in the various countries where such trademarks are used.

         4.9. Admission of Validity. IMATION admits the validity of the Licensed Trademarks and Licensed Trade Dresses and agrees that any and all rights and goodwill that might be acquired by the use of the Licensed Trademarks and Licensed Trade Dresses by IMATION shall inure to the sole benefit of 3M. IMATION agrees to fully cooperate with 3M in registering and maintaining the Licensed Trademarks and Licensed Trade Dresses and recording this Agreement, all at 3M's expense.

         4.10. Use of Other Trademarks by IMATION. IMATION agrees not to use or register in any country any trademarks or trade dresses resembling or confusingly similar to the Licensed Trademarks or Licensed Trade Dresses during the term of the trademark license under this Article 4 and thereafter. Whenever the attention of IMATION is called by 3M to any such uses or registrations, IMATION agrees to take appropriate steps immediately to remedy or avoid such trademarks or trade dresses.

         4.11. Infringement of Licensed Trademarks and Licensed Trade Dresses and Maintenance of Applications For Registrations and Registrations.

                  4.11.1. IMATION shall give 3M notice of any known or presumed infringements of the Licensed Trademarks, and IMATION shall give 3M full cooperation in the protection of the Licensed Trademarks and Licensed Trade Dresses. If 3M decides to enforce the Licensed Trademarks or Licensed Trade Dresses against an infringer, all costs incurred and all recoveries made shall be for the account of 3M, unless otherwise agreed to in a separate writing between the Parties. 3M shall have the right to name IMATION as a party in any litigation involving any such enforcement of rights, provided 3M agrees to indemnify IMATION vis-a-vis any damages awarded to any third party as the result of enforcement of such rights.

                  4.11.2. The parties will establish a mutually acceptable docketing system and other procedures to permit IMATION to monitor the status of registration applications and registrations for Licensed Trademarks so as to allow IMATION to take any action necessary to avoid an unintentional or inadvertent abandonment by 3M of any such registration application or registration.

         4.12.    3M Right to Terminate Forthwith.

                  4.12.1. 3M shall have the right to terminate immediately the license rights granted under this Article 4 in the event 3M reasonably determines that the use of a particular Licensed Trademark or Licensed Trade Dress by IMATION could be deemed to be in connection with obscene, pornographic, or excessively violent materials or subjects or otherwise in poor taste or unlawful and thereby impairing or diminishing the value of the Licensed Trademark or Licensed Trade Dress to 3M.

                  4.12.2. 3M shall have the right to terminate immediately the license rights granted under this Article 4 relative to any country in the event 3M shall reasonably determine that IMATION's use of any Licensed Trademark, Licensed Trade Dress or activities associated therewith in such country are such as to significantly impair, tarnish or diminish the trademark or 3M corporate image in that country.

                  4.12.3. 3M shall have the right to terminate immediately the license rights granted under this Article 4 in the event that 3M shall reasonably determine that IMATION's reputation becomes sufficiently negative that continued use of any Licensed Trademark or Licensed Trade Dress would significantly impair, tarnish or diminish 3M's reputation.

         4.13. Other Breach by IMATION. In the event that IMATION does not comply with any provisions of this Article 4, other than Paragraph 4.12, and 3M elects to give IMATION notice of such non-compliance, IMATION shall have ten (10) days from the receipt of such notice to remedy the non-compliance. If the non-compliance is not remedied within the ten (10) day period of time, 3M shall have the right to terminate immediately the license rights granted under this Article 4.

         4.14. Cessation of Use of Trademarks and Trade Dresses. Upon termination of the licenses granted under this Article 4, IMATION shall as quickly as reasonably possible cease and discontinue all further use of the Licensed Trademarks and Licensed Trade Dresses. IMATION shall remove all Licensed Trademarks and all Licensed Trade Dresses from all Trademark Licensed Products remaining in inventory after three (3) months from such termination.

5.       ASSIGNMENT TO IMATION OF CERTAIN TRADEMARKS AND TRADE DRESSES

         5.1. 3M assigns IMATION all right, title and interest in and to the Assigned Trademarks and Assigned Trade Dresses, together with the goodwill of the business symbolized by the Assigned Trademarks and Assigned Trade Dresses, and the applications for registration and the registrations for the Assigned Trademarks as set forth in Exhibit I.

         5.2. 3M shall promptly execute assignments contemplated by Paragraph 5.1 and requested by IMATION, at 3M's expense, and shall provide the same to IMATION for filing by IMATION, as IMATION deems appropriate and at its expense, including any fees and taxes associated therewith.

         5.3. 3M shall assign to IMATION the BLACKWATCH trademark and the "BALL AND LADDER" design trademark on an appropriate date in the future when 3M is no longer using the same in its own businesses or otherwise, subject to the retention by 3M of a worldwide, paid-up, royalty-free sublicensable right and license to use the "BALL AND LADDER" design trademark in connection with head cleaners for video and audio drives. Such assignment shall include the goodwill of the business symbolized by the above trademarks, except for the goodwill relating to the businesses for which 3M retains a license under this Paragraph 5.3.

         5.4. Use of Other Trademarks by 3M. 3M agrees not to use or register in any country any trademarks or trade dresses resembling or confusingly similar to the Assigned Trademarks or Assigned Trade Dresses during the term of the trademark license to 3M under Paragraph 5.3 and thereafter. Whenever the attention of 3M is called by IMATION to any such uses or registrations, 3M agrees to take appropriate steps immediately to remedy or avoid such trademarks or trade dresses.

6.       LICENSE UNDER 3M COPYRIGHT RIGHTS

         6.1. 3M hereby grants to IMATION paid-up, royalty-free, worldwide licenses to 3M Licensed Works regularly used in the ordinary course of business on or before the Distribution Date by a 3M business being transferred to IMATION as follows:

                  6.1.1. a non-exclusive license with a right to sublicense IMATION Affiliates, and third parties to the extent permitted by Article 11, to exercise any or all of the 3M Copyright Rights in such 3M Licensed Works in the Non-Exclusive Fields; and

                  6.1.2. an exclusive license (subject to any licenses granted by 3M prior to the Distribution Date to third parties which are not 3M Affiliates), with a right to sublicense IMATION Affiliates, and third parties to the extent permitted by Article 11, to exercise any or all of the 3M Copyright Rights in such 3M Licensed Works in the IMATION Supply Fields and the IMATION Exclusive Fields.

         6.2. IMATION's exercise of any license, exclusive or non-exclusive, granted pursuant to this Article 6, shall be subject to all prohibitions, restrictions and qualifications set forth in this Agreement including, for example, restrictions on the use and disclosure of 3M Confidential Information that may be contained in a 3M Licensed Work and the limitations respecting 3M Software set forth in Paragraph 7.1.

         6.3. If either party modifies, revises, enhances or creates any derivative work (collectively referred to as "New Material") of any 3M Licensed Work (including any item of 3M Software) during the Foreground Period, then: (i) the party making such New Material shall own all copyright rights arising in and to such New Material without affecting 3M's ownership of all copyright rights in the underlying 3M Licensed Work, (ii) if such New Material has been created by 3M, then it shall be treated as a 3M Licensed Work and licensed to IMATION subject to this Article 6 and Article 7, and (iii) if such New Material has been created by IMATION, then IMATION grants to 3M paid-up, royalty-free, worldwide, irrevocable and non-exclusive licenses to exercise any or all of IMATION's copyright rights arising in and to such New Material in the 3M Business Fields and Non-Exclusive Fields in a manner consistent with the rights retained by and/or licensed to 3M under this Agreement.

         6.4.     3M and IMATION shall jointly determine within about ninety
                  (90) days after the Distribution Date any works (including computer software) which (a) are subject to 3M Copyright Rights, and (b) have been used prior to the Distribution Date exclusively by businesses being transferred to IMATION and not used or anticipated to be used by any business remaining with 3M on the Distribution Date. 3M shall assign its entire right, title and interest in any such works to IMATION in a manner consistent with the assignment of Assigned PI under Article 3.

7.       LICENSES UNDER 3M SOFTWARE AND THIRD PARTY SOFTWARE

         7.1. License of 3M Software. IMATION's use and licensing of any 3M Copyright Rights in 3M Software which are licensed under section 6.1 are limited as follows:

                  7.1.1. External Use Software. 3M and IMATION shall jointly determine within about ninety (90) days after the Distribution Date those items of 3M Software which are being developed as of the Distribution Date by a 3M business being transferred to IMATION and intended by 3M for sublicensing, leasing or otherwise distributing to third parties in the regular course of business by such 3M business. IMATION may sublicense, lease or otherwise distribute i) such software, ii) any software being licensed, leased or otherwise distributed to third parties on or before the Distribution Date in the regular course of business by a 3M business being transferred to IMATION, and iii) revisions, updates or new versions of the foregoing, to third parties to the extent permitted in Article 11 and in a manner consistent with the license rights expressly granted to IMATION under Articles 2 and 3 of this Agreement to end users, either directly, through distributors, through value-added resellers, or otherwise.

                  7.1.2. Internal Use Software. Except as provided in Paragraph 7.1.3, IMATION shall use any 3M Software, other than that identified in Paragraph 7.1.1, only for IMATION's own internal operations (including, but not limited to, research, development, manufacture, purchasing, accounting, engineering, marketing, merchandising, selling, leasing, servicing or finance) and only in a manner consistent with the rights expressly granted to IMATION under Articles 2 and 3 of this Agreement. Such use may include loading and executing such software on computers owned or leased by IMATION (or, where appropriate and agreed between the parties, remotely accessing such software loaded on 3M computers and executing such software via such remote access). Access to, and use of, such software shall be restricted to IMATION Employees, and to such contract workers, consultants and other contractors who have executed a nondisclosure agreement limiting the access to and use of the software for IMATION's strictly internal purposes. Such software shall be considered 3M Confidential Information, and may not be sublicensed or otherwise transferred at any time to any third party, except that it may be sublicensed or otherwise transferred to IMATION Affiliates only for use by IMATION Affiliates in their internal operations.

                  7.1.3. Manufacturing Software. IMATION may sublicense to third parties a limited right to use that 3M Software which, on or before the Distribution Date, a business being transferred to IMATION used, or was developing specifically for use, directly in the manufacture of IMATION products (i.e., to drive, control or regulate manufacturing equipment), to the extent permitted by
                           Article 11, as well as in connection with out-sourcing of products by IMATION or otherwise exercising the "have made" rights granted to IMATION elsewhere in this Agreement, subject to i) IMATION procuring agreements restricting the use and disclosure by any such third party of 3M Confidential Information discernible from such software to the extent contemplated by Article 15, and ii) the provisions herein regarding protection of Extraordinarily Sensitive Technologies.

                  Provided, however, that nothing in this Paragraph 7.1 shall be construed i) as in any way limiting IMATION's right to use any algorithms, tools, utilities, sub-routines and the like for computer programming in any manner which is consistent with the rights expressly granted to IMATION under Articles 2 and 3 of this Agreement, or ii) as granting any right to use content in programs or software other than as expressly granted to IMATION under Articles 2 and 3 of this Agreement.

         7.2. Delivery of Software. Upon request by IMATION within two (2) years after the Distribution Date, 3M shall deliver to IMATION human-readable and machine-executable copies of all source codes and object codes, and any associated documentation for the 3M Software to which IMATION is entitled under this
                  Article 7.

         7.3. No Support or Maintenance. Unless specified in a separate written agreement between 3M and IMATION, 3M shall have no obligation to provide support (either telephone or on-site), maintenance, modifications, updates or enhancements to IMATION concerning any 3M Software. 3M shall provide to IMATION, at IMATION's expense, reasonable amounts of consulting to explain source codes, object codes and associated documents provided under Paragraph 7.2.

         7.4.      Third Party Software.

                  7.4.1. IMATION understands and acknowledges that many software products utilized by 3M, including software directly used by the 3M businesses being transferred to IMATION and software used by various 3M departments providing support and services to such 3M businesses and their employees (e.g., Human Resources, Finance and the like) have been licensed from third parties pursuant to software license agreements that contain restrictions which, by their terms, specifically prohibit 3M from making and transferring copies of the Third Party Software to IMATION, or permitting IMATION to access or use the Third Party Software. IMATION further understands and acknowledges that Third Party Software licensed to 3M under distribution and value-added reseller agreements, including 3M businesses being transferred to IMATION, contain provisions that prohibit or condition assignment of 3M's rights under such agreements to IMATION.

                  7.4.2. Accordingly, with respect to Third Party Software, 3M will assist IMATION to, where appropriate, obtain the third party licensor's permission: (i) to assign 3M's rights and obligations (in whole or in part) to IMATION, and transfer possession of the Third Party Software to IMATION, and/or (ii) to make and provide copies of the Third Party Software to IMATION, and/or
                           (iii) to permit IMATION to access remotely the Third Party Software resident on 3M computers and to use such Third Party Software, and/or (iv) to permit 3M to utilize the Third Party Software on IMATION's behalf in instances where IMATION will not be given access to such software.

                  7.4.3. When such third party permission has been secured, IMATION shall be responsible for complying with all conditions imposed by such third party, including restrictions and limitations on IMATION's use of the Third Party Software and the payment of any additional licensee/transfer fees together with all applicable federal, state and local taxes imposed thereon.

8.       OWNERSHIP OF FOREGROUND INTELLECTUAL PROPERTY RIGHTS

         8.1. 3M Owned. Unless and to the extent a separate written agreement between 3M and IMATION provides otherwise, including, but not limited to, any agreement pursuant to Paragraph 14.1 or 14.2, 3M shall own all right, title and interest to 3M Foreground PI, 3M Foreground Patents and any other intellectual property, whether patented or not, conceived solely by one or more employees or agents of 3M after the Distribution Date.

         8.2.     IMATION Owned. Unless and to the extent either Paragraph
                  16.3.1 or a separate written agreement between 3M and IMATION provides otherwise, including, but not limited to, any agreement pursuant to Paragraph 14.1 or 14.2, IMATION shall own all right, title and interest to IMATION Foreground PI, IMATION Foreground Patents and any other intellectual property, whether patented or not, conceived solely by one or more employees or agents of IMATION after the Distribution Date.

         8.3.     Jointly Owned. Unless and to the extent either Paragraph
                  16.3.1 or a separate written agreement between 3M and IMATION provides otherwise, including, but not limited to, any agreement pursuant to Paragraph 14.1 or 14.2, 3M and IMATION shall jointly own all right, title and interest to Joint Foreground PI, Joint Foreground Patents and any other intellectual property, whether patented or not, conceived jointly by one or more employees, agents or contract employees of 3M and one or more employees, agents or contract employees of IMATION, with each Party having an undivided, fifty (50) percent interest therein.

9. LICENSE GRANT TO IMATION UNDER 3M FOREGROUND PI, 3M FOREGROUND PATENTS, JOINT FOREGROUND PI AND JOINT FOREGROUND PATENTS

         9.1. 3M hereby grants to IMATION paid-up, royalty-free, worldwide licenses, including the right to manufacture, have manufactured (subject to Paragraph 15.3), use, offer to sell, sell and import, as follows:

                  9.1.1. a non-exclusive license, with a right to sublicense IMATION Affiliates, and third parties to the extent permitted by Article 11, under the 3M Foreground PI and 3M Foreground Patents in the Non-Exclusive Fields and IMATION Supply Fields; and

                  9.1.2. an exclusive license (subject to any licenses granted by 3M prior to the Distribution Date to third parties which are not 3M Affiliates), with a right to sublicense IMATION Affiliates, and third parties to the extent permitted by Article 11, under the 3M Foreground PI and 3M Foreground Patents, and under 3M's interest in the Joint Foreground PI and Joint Foreground Patents in the IMATION Exclusive Fields.

10. LICENSE GRANT TO 3M UNDER IMATION FOREGROUND PI, IMATION FOREGROUND PATENTS, JOINT FOREGROUND PI AND JOINT FOREGROUND PATENTS

         10.1. IMATION hereby grants to 3M paid-up, royalty-free, worldwide, irrevocable licenses, including the right to manufacture, have manufactured (subject to Paragraph 15.3), use, offer to sell, sell and import, as follows:

                  10.1.1. a non-exclusive license, with a right to sublicense 3M Affiliates, and third parties to the extent permitted by Article 11, under the IMATION Foreground PI and IMATION Foreground Patents in the Non-Exclusive Fields and 3M Supply Fields; and

                  10.1.2. an exclusive license, with the right to sublicense 3M Affiliates, and third parties to the extent permitted by Article 11, under IMATION Foreground PI and IMATION Foreground Patents and under IMATION's interest in Joint Foreground PI and Joint Foreground Patents in the 3M Business Fields, but not in the 3M Supply Fields within the 3M Business Fields.

11.      SUBLICENSE OF RIGHTS

         11.1.    Except as may be provided otherwise under Paragraph 15.3,
                  Article 19 or elsewhere in this Agreement, a licensee under
                  Article 2, 3, 6, 7, 9 or 10 may sublicense its rights under such Articles (except, in the case of Article 7, as expressly limited or prohibited by Paragraph 7.1.2 and 7.1.3) to third parties which are not Affiliates of the licensee only as follows:

                  11.1.1. For a period of five (5) years after the Distribution Date, a right non-exclusively licensed hereunder may be sublicensed to a third party only: i) as an ancillary part of the sale by the licensee to the third party of the business to which the sublicense pertains, ii) as an ancillary part of a broad crosslicensing program; iii) as an ancillary part of a business alliance relating to the development of a product or service; or iv) in the case of software, in the normal course of business in a manner comparable to the sale of a non-software product.

                  11.1.2. For a period of five (5) years after the Distribution Date, a right exclusively licensed hereunder may be sublicensed to any third party.

                  11.1.3. After the five (5) year period after the Distribution Date, rights whether non-exclusively or exclusively licensed hereunder may be sublicensed to any third party.

         11.2.    In any sublicense permitted under Paragraph 11.1.1 (i) of this
                  Article 11, the Party granting the sublicense shall obtain from its sublicensee a paid-up, royalty-free, non-exclusive license for the other Party under any and all claims in any and all patents claiming inventions conceived by the sublicensee during the Foreground Period and resulting from the use of, or based upon technical Background PI and/or Assigned PI. The fields of such license when such other Party is 3M are the 3M Business Fields and Non-Exclusive Fields. The fields of such license when such other Party is IMATION are the IMATION Exclusive Fields, IMATION Supply Fields and Non-Exclusive Fields.

         11.3.    The Party granting a sublicense to a third party under this
                  Article 11, or to an Affiliate under Article 2, 3, 4, 6, 7, 9 or 10, guarantees the performance of the sublicensee and compliance of the sublicensee with all the terms and conditions of this Agreement.

12.      PATENT FILING, PROSECUTION AND MAINTENANCE AND EXCHANGE OF FOREGROUND
         PI

         12.1. Patents Owned by a Single Party. Except as limited for Common Interest Patents below, each Party shall have the exclusive right to file, prosecute, issue and maintain all patent applications and patents, throughout the world, owned by that Party, and will bear all expense associated with their filing, prosecution, issuance and maintenance.

         12.2. Common Interest Patents. The Parties will cooperate in the filing, prosecution and maintenance of each patent application or patent owned by one Party but specifically identified by the other Party as a Common Interest Patent, for so long as that patent application or patent remains designated as a Common Interest Patent. Ultimate prosecution control will remain with the Party that owns the patent application or patent, but that Party will provide the other Party with a reasonable opportunity to comment upon the application and prosecution strategy, and will in good faith consider such comments. Filing, prosecution and maintenance expenses and in-house and outside legal fees associated therewith will be shared equally by the Parties for Common Interest Patents except as the Parties may agree differently in a separate writing between them.

         12.3. Right to File on Joint Foreground Patents. If a joint invention is clearly directed primarily to subject matter for which only one Party has exclusive field of use rights hereunder, that Party shall have the right in the first instance to file, prosecute, issue and maintain throughout the world Joint Foreground Patents directed to that invention. If a joint invention is not clearly directed primarily to subject matter for which only one Party has exclusive field of use rights hereunder, then the Parties shall agree upon how to file, prosecute, issue and maintain throughout the world Joint Foreground Patents directed to that invention. The Parties agree to cooperate fully with each other in filing, prosecuting, issuing and maintaining such patent applications and patents throughout the world and agree to equally share all expenses and in-house and outside legal fees associated therewith. The Parties will agree upon the extent of interaction and review for each application on a case by case basis.

         12.4. Proposed Abandonment of Common Interest or Joint Patents. If a Party which owns a Common Interest Patent or which has initially filed a Joint Foreground Patent elects not to file, continue to prosecute, issue or maintain the Common Interest Patent or the Joint Foreground Patent, or not to file equivalents in a particular country to the Common Interest Patent or Joint Foreground Patent, that Party shall give the other Party notice of such election promptly, and preferably at least two (2) months prior to any date that action must be taken to avoid abandonment or lapse. The other Party shall have the right to take over at its sole expense the filing, prosecution or maintenance of any such patent application or patent or equivalent, except in the situation where the Party electing not to proceed has done so so as to avoid disclosure of a trade secret such as through publication of a patent application which would disclose the trade secret. If the other Party takes over the filing, prosecution or maintenance of a Common Interest Patent, the electing Party shall assign all of its rights in the patent application or patent to the other Party, subject to the retention by the electing Party of a non-exclusive license therein, which license is commensurate in scope with the field of use rights the recipient thereof has under this Agreement. The Party electing not to file, prosecute or maintain a Common Interest Patent or a Joint Foreground Patent shall provide reasonable assistance to the other Party if the other Party files, prosecutes or maintains such Common Interest Patent or Joint Foreground Patent and shall execute and cause its employees, agents or consultants to execute such documents as are reasonably necessary (i) to vest ownership of such application or patent in the other Party (as appropriate); and (ii) for the other Party to file, continue prosecution or maintenance of such patent application or patent. Any Party filing, prosecuting or maintaining such patent application or patent after the other Party has elected not to file, prosecute or maintain such patent application or patent, shall have no liability to the other Party for that Party's acts or failure to act with respect to such patent application or patent, and may subsequently elect to discontinue to prosecute or maintain such patent application or patent.

         12.5. Review of Proposed Patent Applications. The Parties recognize that in the course of preparing or prosecuting a patent application hereunder it may become apparent to a Party that proprietary information owned by the other Party, or otherwise of interest to the other Party such as in the case of an Extraordinarily Sensitive Technology, would have to be disclosed in the application or papers filed during prosecution of the application, including, without limitation, in an Information Disclosure Statement, for a resulting patent to be legally valid and enforceable. Upon recognizing such a situation, the first Party shall notify the second Party of the potential need to disclose such information. The second Party will then have thirty (30) days to object to such disclosure with specificity of the concerns. If the second Party does not so object, the first Party may disclose as necessary to the relevant patent office. If the second Party does so object, the Parties will attempt to make a reasonable accommodation to allow disclosure of a sufficient amount of the information to meet the minimum legal requirements. If no such accommodation can be reached, such as in the case where the proprietary information is a trade secret owned by the second Party, the first Party will not disclose such information. In the event the first Party must file a patent application before the thirty (30) day notice period has expired to avoid potential loss of patent rights in one or more countries throughout the world, the first Party may do so in confidence in the U.S. Patent and Trademark Office or the United Kingdom Patent Office only. If agreement to disclose the information is not then forthcoming from the second Party, the first Party shall take the necessary steps to prevent the relevant application from being published.

         12.6. Docketing. The Parties will establish mutually acceptable docketing systems and other procedures to ensure compliance with the various duties and obligations under this Article. Such docketing systems and other procedures shall provide a Party having a joint ownership interest in a patent application or an interest in a Common Interest Patent with sufficient information with respect to the status thereof to ensure preservation of its interests therein to the extent otherwise contemplated by this Article 12. For example, the Party having a joint ownership interest in a patent application or an interest in a Common Interest Patent shall be permitted to take any action necessary to avoid an unintentional or inadvertent abandonment by the other Party of the jointly owned patent application or the Common Interest Patent.

         12.7. Exchange of Records of Invention. Each Party shall provide to the other Party Records of Invention disclosing inventions conceived during the Foreground Period and resulting from use of, or based upon Background PI and/or Assigned PI promptly after preparation thereof to permit the other Party to determine whether it intends to identify any invention disclosed therein as one to be claimed in a Common Interest Patent, and to comply with the disclosure of proprietary information contained in such Records of Invention as contemplated in this Agreement.

         12.8. Symposia Regarding Extraordinarily Sensitive Technologies. The Parties shall meet for about four (4) hours every six (6) months during the Foreground Period to disclose to the other developments each Party has made relating to Extraordinarily Sensitive Technologies.

13. ASSIGNMENT OF RIGHT AND OBLIGATIONS UNDER CERTAIN EXISTING AND FUTURE AGREEMENTS

         13.1. Assignment of Agreements of Interest Only to IMATION. Provided the agreements so permit, 3M shall assign to IMATION its rights and obligations in agreements with third parties which are effective on the Distribution Date and concern intellectual property relating only to IMATION Exclusive Fields, excluding 3M Business Fields. IMATION hereby accepts with all agreements so assigned any and all obligations undertaken by 3M under such agreements. In the event an agreement prohibits an assignment to IMATION, 3M shall use reasonable efforts in cooperating with IMATION in an endeavor to obtain approval of the third party to the agreement for an assignment thereof to IMATION.

         13.2. Agreements of Interest to Both 3M and IMATION. 3M shall use reasonable efforts in cooperating with IMATION in an endeavor to provide IMATION with rights and obligations under agreements with third parties which are effective on the Distribution Date and concern intellectual property relating to IMATION Exclusive Fields and/or IMATION Supply Fields, as well as other fields. IMATION hereby accepts, with the partial assignment of rights under such agreements, such obligations undertaken by 3M under such agreements which are commensurate in scope with the rights provided to IMATION thereunder. The rights and obligations endeavored to be provided to IMATION are intended to be commensurate in scope with the intellectual property rights received by IMATION under this Agreement.

         13.3. Future Agreements. Each Party shall provide in all future agreements with third parties provisions sufficient to carry out its obligations under this Agreement.

14.      TECHNICAL AND OTHER COOPERATION, NOTEBOOKS AND ACCESS TO DOCUMENTS

         14.1. Existing and Future Joint Development Projects. Joint development projects in progress on the Distribution Date between a laboratory being transferred to IMATION on the Distribution Date and a laboratory remaining with 3M on the Distribution Date or projects to be initiated between the Parties after the Distribution Date shall be made the subject of a written joint development agreement to be negotiated between the Parties. The Parties expect that the contents of joint development agreements pursuant to this Paragraph 14.1 will typically be substantially of the form contained in Exhibit N, but the Parties may agree otherwise.

         14.2. Consulting Services. The Parties contemplate that they may enter into agreements relating to provision by one Party to the other of technical and other consulting services. The Parties expect that the contents of such agreements pursuant to this Paragraph 14.2 will typically be substantially of the form contained in Exhibit O, but the Parties may agree otherwise.

         14.3. Notebooks. All notebooks existing on the Distribution Date and in the possession of 3M businesses being transferred to IMATION shall have been made current up to the Distribution Date and shall be signed off before the Distribution Date. All such notebooks shall be retained and owned by 3M. IMATION shall have reasonable access to such notebooks to permit IMATION to exercise the rights granted to it under this Agreement.

         14.4. Access to Other Documents, Data and Other Services. Each Party will provide the other Party with reasonable access to documents, data, information services and the like to the extent generally contemplated by the rights granted to the other Party under this Agreement. To the extent such data already exists in electronic form, this access will include providing relevant data to the other Party in electronic form, in such format as the other Party may reasonably request. Provision of information and other services may also be contemplated in other written agreements between the parties.

15.      CONFIDENTIALITY AND PARTIES AS THIRD PARTY BENEFICIARIES

         15.1. Restrictions on Use and Disclosure of Business Confidential Information. 3M and IMATION each shall not disclose to another or use except for purposes of the Agreement any business information which is IMATION Confidential Information or 3M Confidential Information, respectively. The foregoing restrictions shall expire with respect to IMATION Confidential Information and 3M Confidential Information five (5) years after the date of disclosure of such information, unless and to the extent the Parties agree to a longer period for the foregoing restrictions with respect to specific categories of business information which is IMATION Confidential Information and/or 3M Confidential Information, in which case the foregoing restrictions shall expire with respect to such information on the expiration of such longer period. The date of disclosure in the case of business information which is either 3M Confidential Information known by IMATION or IMATION Confidential Information known by 3M on the Distribution Date shall be considered to be the Distribution Date.

         15.2. Restrictions on Use and Disclosure of Technical Confidential Information. Except as provided otherwise elsewhere in this Agreement or in a separate written agreement between 3M and IMATION including, but not limited to, any agreement pursuant to Paragraph 14.1 or 14.2, 3M and IMATION each shall not disclose to another or use except for purposes of the Agreement any technical information which is IMATION Confidential Information or 3M Confidential Information, respectively. The foregoing restrictions shall not expire until such time and to the extent that such information ceases to be IMATION Confidential Information or 3M Confidential Information, as the case may be.

         15.3. Confidential Information Relating to Extraordinarily Sensitive Technologies. The Parties have agreed upon a list of Extraordinarily Sensitive Technologies which involve Confidential Information that is considered to be extraordinarily sensitive. These technologies are identified on a list which has been exchanged by the Parties. Certain of the Extraordinarily Sensitive Technologies are primarily used by one Party and of primary commercial importance to that Party. Others are used substantially by both Parties and those Extraordinarily Sensitive Technologies are of significant commercial importance to both Parties. All of these Extraordinarily Sensitive Technologies shall be subject to the special treatment set forth in Exhibit P. Any Extraordinarily Sensitive Technology which finds its primary commercial importance in one Party will be treated under the restrictions set forth in Exhibit P by the other Party as well as any sublicensee of such other Party and any third party manufacturing product under such other Party's "have manufactured" rights or any other transferee of such other Party. No sublicense or other transfer, whether for purposes of exercising "have manufactured" rights or otherwise, of any rights or use of the Extraordinarily Sensitive Technology shall occur without the prior written approval of the Party which is the primary commercial user of that Extraordinarily Sensitive Technology. Any Extraordinarily Sensitive Technology which finds substantial commercial importance in both Parties shall not be sublicensed or otherwise transferred by either Party without the prior written approval of the other Party. Any such sublicense or other transfer of the Extraordinarily Sensitive Technology shall be subject to the restrictions set forth in Exhibit P.

         15.4. Reasonable Efforts. Each Party shall protect Confidential Information hereunder by using the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized disclosure of the other Party's Confidential Information as the Party uses to protect its own confidential information of a like nature, including the heightened degree of care for Confidential Information which has been designated as relating to an Extraordinarily Sensitive Technology by the other Party pursuant to Paragraph 15.3.

         15.5. Disclosure to Affiliates and Licensees; Binding Effect. Each Party may disclose Confidential Information to third parties, such as potential sublicensees, in the normal course of its business and consistent with the rights expressly reserved by and/or licensed to it under this Agreement and consistent with any other restrictions on the disclosure of Confidential Information in this Agreement including, but not limited to, those contained in this Article 15. Each Party shall insure that its Affiliates, sublicensees and other transferees agree in writing to be bound by restrictions on use and disclosure of Confidential Information at least as stringent as those which bind the Party in advance of the disclosure of Confidential Information to any Affiliate, sublicensee or other transferee.

         15.6. 3M as Third Party Beneficiary in Event Third Party Breaches CDA With IMATION. 3M shall have the right to bring a lawsuit for injunction and/or other remedy directly against any third party which is violating restrictions on use or disclosure of 3M Confidential Information which was disclosed to the third party under a confidentiality agreement between that third party and IMATION. IMATION shall cooperate in all reasonable respects with 3M in any such litigation.

         15.7. IMATION as Third Party Beneficiary in Event Third Party Breaches CDA With 3M. IMATION shall have the right to bring a lawsuit for injunction and/or other remedy directly against any third party which is violating restrictions on use or disclosure of IMATION Confidential Information which was disclosed to the third party under a confidentiality agreement between that third party with 3M. 3M shall cooperate in all reasonable respects with IMATION in any such litigation.

16.      EMPLOYEE AGREEMENTS

         16.1. IMATION Employee Agreements. IMATION shall determine the individual IMATION Employees, or classes of IMATION Employees, who must execute an IMATION Employee Agreement as a condition of employment with IMATION. The IMATION Employee Agreement shall contain terms and conditions which are consistent with and effectuate the terms of this Agreement. The portions of the initial version of the IMATION Employee Agreement relating to rights under this Agreement shall be in a form which is acceptable to 3M prior to its use.

         16.2. Survival of 3M Employee Agreement Obligations and 3M's Common Law Rights. The 3M Employee Agreements of all Former 3M Employees shall remain in full force and effect according to their terms; provided, however, that 3M shall not consider any of the following acts committed by Former 3M Employees within the scope of their IMATION employment to constitute a breach of such 3M Employee Agreements: (i) the use or disclosure of Confidential Information (as that term is defined in the Former 3M Employee's 3M Employee Agreement) for or on behalf of IMATION, if such use or disclosure is consistent with the license rights granted to IMATION under this Agreement, (ii) the disclosure and assignment to IMATION of rights in Inventions authored or conceived by the Former 3M Employee after the Distribution Date of this Agreement and resulting from the use of, or based upon Background PI and/or Assigned PI (as Inventions are defined in the Former 3M Employee's 3M Employee Agreement) and (iii) the rendering of any services, directly or indirectly, to IMATION to the extent such services are consistent with the assignment or license of rights granted to IMATION under this Agreement. IMATION shall remind all Former 3M Employees transferred to or hired by IMATION during the period beginning with the Distribution Date and ending five (5) years thereafter of their obligations under the 3M Employee Agreement. Further, 3M retains any rights it has under statute or common law vis-a-vis actions by its former employees who did not execute 3M Employee Agreements to the extent such actions are inconsistent with the rights granted to IMATION under this Agreement.

         16.3.    Assignment, Cooperation for Compliance and Enforcement.

                  16.3.1. 3M retains all rights under the 3M Employee Agreements of all Former 3M Employees necessary to permit 3M to protect the rights and interests of continuing 3M businesses, but hereby transfers and assigns to IMATION its rights under the 3M Employee Agreements of all Former 3M Employees to the extent required to permit IMATION to enjoin, restrain, recover damages from or obtain specific performance of the 3M Employee Agreements or obtain other remedies against any employee who breaches his/her 3M Employee Agreement, to the extent necessary to permit IMATION to protect the rights and interests of the 3M businesses being transferred to IMATION on the Distribution Date. IMATION agrees to perform the obligations of 3M under the 3M Employee Agreements of Former 3M Employees necessary to enable IMATION to enforce said agreement including, without limitation, the obligation to compensate any Former 3M Employee who is unable to obtain employment consistent with his/her abilities and education solely as a consequence of the covenant not to compete contained in the 3M Employee Agreement. IMATION acknowledges that 3M background proprietary information which is not Background PI or Assigned PI is not licensed or assigned to IMATION under this Agreement. Consequently, IMATION shall assist 3M in obtaining the entire right, title and interest to intellectual property (whether patented or not) resulting from activities constituting a breach of the 3M Employee Agreement by an employee who was in IMATION's employ at the time of the breach, such assistance including, but not being limited to, assigning to 3M any patent or patent application claiming inventions resulting from breach of a 3M Employee Agreement and inadvertently filed by IMATION.

                  16.3.2. 3M and IMATION agree, at their own respective cost and expense, to use their reasonable efforts to cooperate as follows: (i) IMATION shall advise 3M of:
                           (a) any possible violation(s) of the 3M Employee Agreement by Former 3M Employees, and (b) any possible violation(s) of the IMATION Employee Agreement which affect 3M's rights under this Agreement; (ii) 3M shall advise IMATION of any possible violations of the 3M Employee Agreement by current or former 3M Employees which affect IMATION's rights under this Agreement; and (iii) each Party shall advise the other of the identity of the subsequent employer of each such employee leaving the employ of IMATION or 3M, as the case may be, during a period of five (5) years after the Distribution Date, to the extent known and necessary to permit the other Party to protect its rights and interests under that former employee's Employee Agreement.

                  16.3.3. 3M and IMATION each may separately enforce the 3M Employee Agreements of Former 3M Employees to the extent necessary to reasonably protect their respective interests, provided, however, that IMATION shall not commence any litigation relating thereto without first consulting with 3M's Chief Intellectual Property Counsel. If either Party, in seeking to enforce any 3M Employee Agreement, notifies the other party that it requires, or desires, the other Party to join in such action, then the other Party shall do so. In addition, if either Party commences or becomes a party to any action to enforce a 3M Employee Agreement of a Former 3M Employee, the other Party shall, whether or not it becomes a party to the action, cooperate with the other Party by making available its files and employees who have information or knowledge relevant to the dispute, subject to appropriate measures to protect the confidentiality of any proprietary or confidential information that may be disclosed in the course of such cooperation or action.

                  16.3.4. 3M and IMATION understand and acknowledge that matters relating to the making, performance, enforcement, assignment and termination of employee agreements are typically governed by the laws and regulations of the national, federal, state or local governmental unit where an employee resides, or where an employee's services are rendered, and that such laws and regulations may supersede or limit the applicability or enforceability of Paragraphs 16.1 to
                           16.3. In such circumstances, 3M and IMATION agree to take action with respect to the employee agreements that best accomplishes the Parties' objectives as set forth in Paragraphs 16.1 to 16.3 and which is consistent with applicable law.

17.      ENFORCEMENT OF INTELLECTUAL PROPERTY RIGHTS

         17.1. Enforcement of Solely Owned IP. Except as provided in Paragraph 17.2, each Party shall have the exclusive right to enforce any intellectual property rights owned solely by it, and any decision on the institution or continuation of any litigation thereunder shall be that Party's. The expenses associated with such enforcement shall be borne by such Party and any damage award shall be retained by such Party, unless the Parties agree otherwise. To the extent the intellectual property rights to be enforced under this Paragraph 17.1 were assigned by 3M to IMATION under this Agreement, IMATION shall provide reasonable notice to 3M prior to instituting such a lawsuit, and shall advise 3M periodically during the course of the lawsuit of any developments in the litigation, to facilitate a determination that the lawsuit can be initiated and continued without providing significant legal exposure to 3M which cannot be totally compensated for by the indemnification contemplated in Paragraph 17.3.

         17.2. Enforcement By Party Having Exclusive License. A Party which has received under this Agreement an exclusive license under any intellectual property that is owned by the other Party may institute a lawsuit against a third party for patent infringement of such claim or continue a lawsuit initially brought by the Party owning the intellectual property, provided that:

                  17.2.1. the Party owning the patent has elected not to institute a lawsuit under Paragraph 17.1 within sixty
                           (60) days of a request to do so by the exclusively licensed Party (or within a reasonable, shorter period of time in the event the exclusively licensed Party is reasonably concerned about the likelihood of a declaratory judgment being filed by a third party in respect to the patent, will be seeking a preliminary injunction against the third party or otherwise may have its interests significantly injured if immediate action is not taken), or having instituted such a lawsuit, the Party owning the patent subsequently determines that it wishes to terminate the lawsuit, by settlement or otherwise;

                  17.2.2. the patent does not cover an invention of overriding potential commercial importance or value or actual commercial importance or value to the Party owning the patent; and

                  17.2.3. such a lawsuit can be instituted or continued without providing significant legal exposure to the owner of the patent which cannot be totally compensated for by the indemnification contemplated in Paragraph 17.3.

                  The Party owning such patent shall join in any such litigation if necessary for the exclusive licensee to bring or maintain the lawsuit. All expenses associated with such litigation shall be borne by the exclusive licensee, including the expenses incurred by the Party owning the patent if it is required to join in such litigation, except for expenses associated with the owner's independent representation by counsel, and all recovery from such litigation shall accrue to the exclusively licensed Party. The exclusive licensee shall not initiate any activity vis-a-vis any third party which could provide a basis for a declaratory judgment action brought by that third party against the patent owner unless the exclusive licensee has first obtained the right to bring a lawsuit under this Paragraph 17.2.

         17.3. Indemnification. The Party owning intellectual property which is being enforced pursuant to Paragraph 17.1 shall indemnify the other Party and hold such other Party harmless in respect to any damages or other costs of any type, reasonably related to the intellectual property rights being enforced under Paragraph 17.1 (but not related to any counterclaim for infringement against such other Party), payable to third parties as a result of litigation pursuant to Paragraph 17.1. The exclusively licensed Party which is enforcing intellectual property pursuant to Paragraph 17.2 shall indemnify the Party owning the patent and hold such Party harmless in respect to any damages or other costs of any type, reasonably related to the intellectual property rights being enforced under Paragraph 17.2 (but not related to any counterclaim for infringement against the Party owning the patent), payable to third parties as a result of litigation pursuant to Paragraph 17.2.

         17.4. Enforcement of Joint Patents Outside Exclusive Field. The Parties shall cooperate in enforcing Joint Foreground Patents in the Non-Exclusive Fields or other fields outside of 3M Business Fields, IMATION Exclusive Fields and IMATION Supply Fields and shall share in all expenses associated therewith and in any damage award received as a result thereof. However, either Party may elect not to participate or continue to participate in any such litigation. The Party so electing shall not share in the expenses incurred in such litigation after such election, and shall not share in any damage award received as a result. Further, the Party electing not to participate or continue to participate shall be indemnified and held harmless by the other Party in respect to any damages or other costs of any type payable to third parties as a result of such litigation. Notwithstanding anything expressed or implied to the contrary, in the event the patent contains a claim of overriding potential or actual commercial importance or value to a Party, the other Party may not institute an action hereunder without the first Party's written consent.

         17.5. Enforcement of Joint Patents in Exclusive Field. For Joint Patents under which one Party has granted the other an exclusive license, the licensed Party may bring suit in its exclusive fields under Paragraph 17.1 as if the patent were solely owned by that Party. The Party electing to file such a suit shall indemnify and hold harmless the other Party in respect to any damages or other costs of any type, reasonably related to the intellectual property rights being enforced under this Paragraph 17.5 (but not related to any counterclaim for infringement against such other Party), payable to third parties as a result of such litigation. Notwithstanding anything expressed or implied to the contrary, in the event the patent contains a claim of overriding potential or actual commercial importance or value to a Party, the other Party may not institute an action hereunder without the first Party's written consent.

         17.6. "Overriding" Interest. In evaluating whether a Party's interests in a patent under this Article are "overriding," the Parties shall consider the materiality of the patent to the particular business to which it relates in both Parties, and the relative significance of the patent and the litigation to those businesses.

         17.7. Enforcement of Rights Relating to Proprietary Information. Enforcement of proprietary information rights licensed under this Agreement shall be handled in a fashion consistent with enforcement of patent rights hereunder.

18.      SPECIAL PROVISIONS REGARDING CERTAIN FIELD

         18.1. "Aurora". IMATION's exploitation of the technology described in Paragraph IV of Exhibit D hereto shall be subject to the following conditions:

                  18.1.1. IMATION shall i) keep 3M advised of IMATION's endeavors to select partners to develop and commercialize such technology; ii) consider in good faith partners proposed by 3M to be involved in development and/or commercialization; iii) provide 3M a first right to negotiate with IMATION for rights to supply soft goods such as toner to IMATION; iv) provide 3M a first right to negotiate with IMATION for rights to use the technology in overhead transparency applications; and v) provide 3M a first right to negotiate with IMATION and its partners for rights to adapt and use the technology in signage applications, label applications, and textile printing applications and to supply soft goods such as toner to IMATION and its partners for such applications; and

                  18.1.2. IMATION shall not itself exploit or partner with or license any third party to exploit such technology specifically for generating graphics on products comprising retroreflective substrates.

19.      NON-COMPETE

         19.1. For a period of five (5) years after the Distribution Date, except for i) an ancillary activity involving an insubstantial business, ii) resale of products or services purchased from IMATION, or iii) making and using magneto-optical and optical media for use with such Blue-Green Diode Lasers which embody intellectual property owned by 3M, 3M and its Affiliates shall not intentionally engage directly or indirectly in the sale of products or services which compete with products or services within the IMATION Exclusive Fields or IMATION Supply Fields. A non-limiting example of activity which constitutes "engaging indirectly" under this Paragraph 19.1 is 3M or a 3M Affiliate working with a third party in focused joint promotion of a 3M product with a product of the third party which competes with a product in the IMATION Exclusive fields. This Paragraph 19.1 shall not preclude 3M and 3M Affiliates from indirect activity involving continued selling of products or services sold on the Distribution Date by businesses remaining with 3M (and to exploit the normal progression of such products and services using similar standards as employed by 3M before the Distribution Date) to customers involved in the IMATION Exclusive Field.

         19.2. For a period of five (5) years after the Distribution Date, except for i) an ancillary activity involving an insubstantial business, ii) resale of products or services purchased from 3M, or iii) making and using Blue-Green Diode Lasers independently of intellectual property owned by 3M, IMATION and IMATION Affiliates shall not engage directly or indirectly in the sale of products or services which compete with products or services in the 3M Business Fields (defined as in Paragraph 1.5. ii)). A non-limiting example of activity which constitutes "engaging indirectly" under this Paragraph 19.2 is IMATION or an IMATION Affiliate working with a third party in focused joint promotion of an IMATION product with a product of the third party which competes with a product in 3M Business Fields (as defined in Paragraph 1.5. ii)). This Paragraph 19.2 shall not preclude IMATION and IMATION Affiliates from indirect activity, outside of the 3M Reserved Fields, involving working with a third party on that party's image and electronic information processing (i.e., capture, movement, storage, access, retrieval, conversion, organization and output of information) needs, internal or external, as long as the activity does not benefit, in more than in an ancillary way, a product or service of the third party which competes with a product or service in the 3M Business Fields (as defined in Paragraph 1.5. ii)) outside of the 3M Reserved Fields. Further, this Paragraph 19.2 shall not preclude IMATION and IMATION Affiliates from indirect activity involving continued selling of products or services sold on the Distribution Date by businesses being transferred to IMATION (and to exploit the normal progression of such products and services using similar standards employed by 3M before the Distribution Date) to customers involved in the 3M Business Fields (as defined in Paragraph 1.5. ii)).

20.      INDEMNIFICATION

         20.1. By 3M. 3M shall indemnify and hold IMATION and its Affiliates harmless from any and all loss or liability, evolving out of the relationship established by this Agreement, for any and all claims, causes of action, suits, proceedings, losses, damages, demands, fees, expenses, fines, penalties and costs (including without limitation reasonable attorney's fees, costs and disbursements) arising from any injury or alleged injury to any third person or business for property damage, personal injury or incidental, special or consequential damages caused by any products made or processes performed by 3M, an Affiliate thereof, or a licensee or sublicensee of either other than IMATION or an Affiliate thereof.

         20.2. By IMATION. IMATION shall indemnify and hold 3M and its Affiliates harmless from any and all loss or liability, evolving out of the relationship established by this Agreement, for any and all claims, causes of action, suits, proceedings, losses, damages, demands, fees, expenses, fines, penalties and costs (including without limitation reasonable attorney's fees, costs and disbursements) arising from any injury or alleged injury to any third person or business for property damage, personal injury or incidental, special or consequential damages caused by any products made or processes performed by IMATION, an Affiliate thereof, or a licensee or sublicensee of either other than 3M or an Affiliate thereof.

         20.3. Claims. A Party (the "indemnitee") which intends to claim indemnification under this Article 20 shall promptly notify the other Party ("the indemnitor") in writing of any action, claim or liability in respect of which the indemnitee or any of its employees or agents intend to claim such indemnification. The indemnitee shall permit, and shall cause its employees and agents to permit, the indemnitor to settle any such action, claim or liability and agrees to the control of such defense or settlement by the indemnitor; provided, however, that such settlement does not adversely affect the indemnitee's rights hereunder or impose any obligations on the indemnitee in addition to those set forth herein. No such action, claim or liability shall be settled without the prior written consent of the indemnitor to the extent the indemnitor has responsibility or liability for any portion of such settlement, and the indemnitor shall not be responsible for any attorneys' fees or other costs incurred other than as provided herein. The indemnitee, its employees and agents, shall cooperate fully with the indemnitor and its legal representatives in the investigation and defense of any action, claim or liability covered by this indemnification. The indemnitee shall have the right, but not the obligation, to be represented by counsel of its own selection and at its own expense.

         20.4. Insurance. Each Party shall maintain commercial general liability insurance, including products liability and contractual liability coverage, in an amount and for a time period which will cover the liability assumed by that Party under this Agreement, provided that each Party shall have the right to be self-insured for at least a portion of such amount. Each Party shall provide the other upon request with a certificate of insurance evidencing the existence of these coverages.

21.      DISCLAIMERS

         21.1. Limitation of Liabilities. NEITHER 3M NOR IMATION SHALL UNDER ANY CIRCUMSTANCES BE LIABLE TO THE OTHER FOR INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS, REVENUE OR BUSINESS) RESULTING FROM OR IN ANY WAY RELATED TO THIS AGREEMENT EXCEPT TO THE EXTENT SUCH DAMAGES ARE PAYABLE TO A THIRD PARTY AND ARE INDEMNIFIED BY A PARTY PURSUANT TO ARTICLE 17 OR 20. This limitation applies regardless of whether such damages are sought based on breach of contract, negligence or any other legal theory.

         21.2. No Warranty of Non-Infringement. In entering into this Agreement, neither Party is representing to the other that any right licensed or assigned hereunder to the other Party can be practiced or otherwise exploited without infringement of patent, trade secret, trademark, copyright or other intellectual property rights of third parties.

         21.3. "As-is" Basis of Licenses and Assignments. Each Party recognizes that any license or assignment of intellectual property received under this Agreement is on an "as-is" basis with no representations or warranties whatsoever as to the validity or scope of the intellectual property rights so licensed or assigned.

22.       DISPUTE RESOLUTION

         22.1. Either Party may invoke the dispute resolution process of this Article upon notice to the other Party that it believes a dispute has arisen between the Parties relating to the making or performance of this Agreement, including, but not limited to, any act or failure to act by said other Party which the Party providing notice believes constitutes a material breach hereof. Any such dispute shall be resolved in the following order of preference:

                  22.1.1. by good faith negotiation between executives of 3M and IMATION who have authority to fully and finally resolve the dispute;

                  22.1.2. if necessary, by non-binding mediation at a location acceptable to both Parties using a neutral mediator having experience with the industry under the Center for Public Resources Model Procedure for Mediation of Business Disputes (with the costs therefor shared equally); or

                  22.1.3. as a last resort only, by binding arbitration of disputes concerning inventorship or involving a risk that a trade secret could be disclosed publicly or otherwise compromised if litigated, or by litigation of any other disputes, including disputes pertaining to Article 25.

         22.2. In the case of negotiation or mediation under Paragraph 22.1.1 or 22.1.2, the following executives (as well as such other persons as they may deem appropriate) will be personally involved in such negotiations or mediation depending upon the subject matter of the dispute:

                  22.2.1. For disputes relating to intellectual property (including, without limitation, inventorship, scope of license, scope of fields, enforcement) other than trademarks or trade dress, each Party's respective Vice President of Research and Chief Intellectual Property Counsel, or designates of any of them.

                  22.2.2. For disputes relating to trademarks or trade dress, each Party's respective Vice President of Marketing and Chief Intellectual Property Counsel, or designates of any of them.

                  22.2.3. For disputes in respect to non-competition issues, each Party's respective Chief Executive Officer, General Counsel and Chief Intellectual Property Counsel, or designates of any of them.

         22.3. Treatment of Negotiations and Mediations. All negotiations and mediations pursuant to this Article shall be treated as compromise and settlement negotiations for purposes of Rule 408 of the Federal Rules of Evidence and comparable state rules of evidence.

         22.4. Disputes Subject to Binding Arbitration. Disputes regarding inventorship (the process for which is further detailed in Paragraph 22.6) and disputes which involve a risk that a trade secret could be disclosed publicly or otherwise compromised if litigated shall be subject to binding arbitration. If litigation is initiated relative to a dispute, and subsequent to such initiation it is realized by a Party that there is a risk of public disclosure or other compromise of a trade secret if the litigation continued, that Party may request that the litigation be terminated and that the dispute be sent to arbitration. If there is a disagreement between the Parties as to whether the dispute should be sent to arbitration, the court where the litigation is pending shall be asked to take evidence in camera and decide if the dispute should be sent to arbitration under this provision. The Party asserting that a trade secret could be disclosed publicly or could otherwise be compromised in resolving the dispute shall bear the burden of proof by a preponderance of the evidence.

         22.5. Arbitration Procedures. If the Parties are unable to resolve any dispute that is subject to arbitration under this Article 22 by negotiation or mediation under Paragraphs 22.1.1 and 22.2.2, they agree to submit such dispute to binding arbitration under the Center for Public Resources Rules for Non-Administered Arbitration of Patent and Trade Secret Disputes. The Parties agree to employment of a single arbitrator in resolving any such dispute. The Federal Rules of Civil Procedure and the Federal Rules of Evidence shall be applicable except where they may conflict with the more explicit process for resolving inventorship disputes set forth in Paragraph 22.6. Any arbitration proceeding shall be concluded in a maximum of one (1) year from written notice from one Party to the other Party identifying a dispute subject to arbitration under this Paragraph 22.5 and requesting arbitration after having participated in negotiation under Paragraph 22.1.1 and mediation under Paragraph 22.1.2.

         22.6. Disputes Regarding Inventorship. In addition to the procedure set forth in Paragraph 22.5, the following shall apply to arbitration of disputes regarding inventorship. The arbitrator shall be an independent patent attorney residing in the United States and registered to practice before the United States Patent and Trademark Office. The arbitrator shall resolve the inventorship dispute in accordance with the laws of the United States within three (3) months of his or her appointment. The Parties agree to supply to the arbitrator such documentary evidence of inventorship as they wish to rely upon together with a written statement of their position not to exceed twenty (20) pages in length within twenty (20) days of the appointment of the arbitrator. Unless the Parties agree to rely on affidavits, the arbitrator shall set a hearing at which each Party shall have up to eight (8) hours to present witnesses and to cross examine the witnesses for the other Party. If there is a hearing, each Party shall provide a statement summarizing the anticipated testimony of each witness it may have testify to the other Party and the arbitrator at least fifteen (15) days in advance of the hearing. The arbitrator's award shall be in writing not to exceed twenty (20) pages in length and shall include reasoning in support of the award. The resolution of the arbitrator shall be final and binding on the Parties, without right of appeal.

         22.7. Confidentiality. All negotiation, mediation and arbitration proceedings under this Article shall be treated as Confidential Information in accordance with the provisions of
                  Article 15. Any mediator or arbitrator shall be bound by an agreement containing confidentiality provisions at least as restrictive as those contained in Article 15.

         22.8. Equitable Relief. Nothing herein shall preclude either Party from taking whatever actions are necessary to prevent any immediate, irreparable harm to its interests, including multiple breaches of this Agreement by the other Party. Otherwise, these procedures are exclusive and shall be fully exhausted prior to the initiation of any litigation. Either Party may seek specific enforcement of any arbitrator's decision under this Article. The other Party's only defense to such a request for specific enforcement shall be fraud by or on the arbitrator.

         22.9. Governing Law; Personal Jurisdiction. Any questions, claims, disputes, remedies or procedural matters shall be governed exclusively by the laws of the State of Minnesota, without regard to the principles of conflicts of law. The Parties agree that Minnesota has a substantial relationship to this transaction, and each Party consents to personal jurisdiction in the courts of Minnesota.

23.      AMENDMENT

         23.1. Written Amendment. This Agreement, including any Exhibits hereof, may not be modified, amended or discharged except as expressly stated in this Agreement or by a written agreement signed by an authorized representative of each Party.

         23.2. Proposed Amendments. With a transaction of this magnitude, it is anticipated by both Parties that amendments may need to be made to this Agreement. Any proposed amendment to this Agreement, including any Exhibit hereof, relating to intellectual property other than trademarks or trade dress shall be negotiated by each Party's respective Vice President of Research and Development and Chief Intellectual Property Counsel, or by designates of any of them. Any proposed amendment relating to trademarks or trade dress shall be negotiated by each Party's respective Vice President of Marketing and Chief Intellectual Property Counsel, or by designates of any of them. Any proposed amendment relating to non-competition issues shall be negotiated by each Party's respective Chief Executive Officer, General Counsel and Chief Intellectual Property Counsel, or by designates of any of them.

24.      TERM AND TERMINATION

         24.1. Expiration. This Agreement shall expire upon expiration of the last right licensed or retained hereunder.

         24.2. Termination. While this Agreement may not be terminated in whole by either Party, a Party may terminate license and other rights granted to the other Party as follows:

                  24.2.1. 3M may terminate all license and other rights granted to IMATION under this Agreement as provided in
                           Article 25;

                  24.2.2. 3M may terminate license rights granted to IMATION under the Licensed Trademarks and Licensed Trade Dresses under Article 4 as provided in Article 4; or

                  24.2.3. subject to applicable bankruptcy laws, a Party may terminate all license and other rights granted to the other Party under this Agreement upon written notice to such other Party if such other Party becomes insolvent or acknowledges its insolvency in any manner, or if a receiver or receiver-manager is appointed in respect of such other Party's business, or if a petition in bankruptcy is instituted by or against such other Party, or if such other Party makes a general assignment for the benefit of its creditors.

         24.3. Reassignment. Any rights assigned to IMATION under Articles 3 and 5 shall be promptly reassigned to 3M upon any termination by 3M under Paragraphs 24.2.1 or 24.2.3.

25.      CHANGE IN CONTROL OR OWNERSHIP OF IMATION

         25.1. For five (5) years after the Distribution Date, 3M shall have the right to terminate a portion or all of IMATION's rights under this Agreement in the event that the direct or beneficial ownership of IMATION or of IMATION's business or assets changes, in whole or in part, through merger or otherwise, such that because of the ownership change a person or a group can significantly impact, or control directly or indirectly, the business of IMATION or the direction of IMATION's business. This right to terminate by 3M shall not be exercised except for good cause due to the reasonable likelihood that the change in ownership will result in substantially enhanced competition to a significant existing 3M business or an anticipated business involving significant development activities by or on behalf of 3M at the Distribution Date and the extent of the rights terminated shall be commensurate in scope with the enhanced competition reasonably likely to result but for the termination of the rights, provided that 3M shall further have the right to terminate all licenses granted under Article 4 of this Agreement. The effective date of any such termination by 3M of rights granted to IMATION under this Agreement shall be considered to be the effective date of notice pursuant to Paragraph 26.1 of 3M's decision to terminate such rights.

26.      MISCELLANEOUS

         26.1. Notices. All notices or reports shall be delivered personally or by first class mail to the following addresses, or by facsimile transmission to the following phone numbers, of the respective Parties:

                   To 3M:       Chief Intellectual Property Counsel
                                3M Office of Intellectual Property Counsel
                                3M Center
                                Post Office Box  33427
                                Saint Paul, Minnesota  55133-3427
                                Telephone:  612-733-8904
                                Facsimile:  612-733-9155

                   To IMATION:  General Counsel
                                Imation Corp.
                                P.O. Box 64898

                                Saint Paul, Minnesota 55164-0898
                                Telephone:  612-____________
                                Facsimile:  612-____________

                  Notices shall be effective upon receipt if personally delivered or sent by facsimile transmission, or on the business day following the date of mailing. Any change of address of a Party shall be promptly communicated in writing to the other Party.

         26.2. Assignment. Neither this Agreement nor any right or obligation hereunder shall be assignable by either Party without the prior written consent of the other Party and any purported assignment without such consent shall be void; provided, however, that 3M may assign this Agreement without such consent in connection with the sale of substantially all of its business to which this Agreement relates. Any permitted assignee shall assume all obligations of 3M under this Agreement. No assignment shall relieve 3M of responsibility for the performance of any accrued obligation which 3M then has hereunder. IMATION shall not grant multiple sublicenses to one or more third parties to the extent otherwise permitted under this Agreement in a concerted fashion in an attempt to assign de facto, during the five (5) year period after the Distribution Date, substantially all of the benefits of the intellectual property rights received by IMATION hereunder to said third party(ies).

         26.3. Succession. This Agreement shall bind the Parties and any permitted successors in interest to the Parties, trustees, or assigns.

         26.4. Force Majeure. If the performance of this Agreement or any obligations under this Agreement is prevented, restricted, or interfered with by reason of fire, flood, explosion, or other casualty, accident, or act of God; strikes or labor disturbances; war, whether declared or not, or other violence; sabotage; any law, order, proclamation, regulation, ordinance, demand, or requirement of any government agency; or any other event beyond the reasonable control of the Parties, the affected Party, upon giving prompt notice to the other Party, shall be excused from such performance to the extent of such prevention, restriction, or interference. The affected Party shall use its reasonable efforts to avoid or remove such cause of non-performance or to limit the impact of the event on such Party's performance and shall continue performance with the utmost dispatch whenever such causes are removed.

         26.5. Export Controls. A recipient hereunder of technical data or products agrees to comply with all United States Department of Commerce and other United States export controls. Each Party agrees that, unless prior authorization is obtained from the Office of Export Administration, it will not knowingly ship or transfer technical data covered by this Agreement or any direct product of such technical data, directly or indirectly, to any country in contravention of any Office of Export Administration requirement.

         26.6. No Other Licenses. Nothing in this Agreement shall be construed as granting any licenses other than those explicitly granted herein.

         26.7. Entire Agreement. This Agreement and its Exhibits set forth the entire agreement between the Parties relating to intellectual property and supersede all previous agreements and understandings, whether oral or written, between the Parties with respect to the subject matter of this Agreement, except that this Agreement is a part of the entire set of agreements relating to the spin-off of IMATION by 3M, and is to be construed as such, and specifically does not supersede any intellectual property provisions in agreements (such as Supply Agreements or Joint Development Agreements) relating to specific products or programs.

         26.8. Separability. The provisions of this Agreement shall be deemed separable. If any provision in this Agreement shall be found or be held to be invalid or unenforceable in any jurisdiction in which this Agreement is performed, then the meaning of that provision shall be construed, to the extent feasible, to render the provision enforceable, and if no feasible interpretation would save such provision, it shall be severed from the remainder of this Agreement which shall remain in full force and effect unless the provisions that are invalid or unenforceable substantially impair the value of all the Agreements involved in the spin-off to either Party.

         26.9. Waiver. No waiver of any term, provision or condition of this Agreement whether by conduct or otherwise in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such term, provision or condition or of any other term, provision or condition of this Agreement.

         26.10. Relationship of Parties. Each of the Parties hereto is an independent contractor and nothing herein shall be deemed to constitute the relationship of partners, joint venturers, nor of principal and agent between the Parties hereto.

         26.11. Guaranty Affiliates. Each Party guarantees the performance and fulfillment of all obligations of its Affiliates under this Agreement.

         26.12. Authority. Each Party has the full right, power, and authority to execute and deliver this Agreement and to perform its terms. The execution and delivery of this Agreement and the consummation of the transactions required by this Agreement will not violate or conflict with any charter provision or bylaw of either Party or any of its Affiliates. Each Party has taken all required corporate actions to approve and adopt this Agreement. This Agreement is enforceable against each Party according to its terms, subject to bankruptcy, insolvency, and other laws relating to or affecting creditors' rights and to general equity principles. Each Party represents and warrants that the person or persons executing this Agreement on its behalf are duly authorized and empowered to do so.

         26.13. Headings. The article and paragraph headings in this Agreement are inserted for convenience only and shall not constitute a part hereof.


         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed in duplicate as of the date and year first above written.

Attest:                                  IMATION CORP.

_______________________                  By:______________________________
                                            William T. Monahan
                                            Chief Executive Officer

                                         Date:____________________________

Attest:                                  MINNESOTA MINING AND
                                         MANUFACTURING COMPANY

_______________________                  By:______________________________
                                            Livio D. DeSimone
                                            Chairman and Chief Executive Officer

                                         Date:____________________________


                                    EXHIBIT A
                               3M BUSINESS FIELDS

THE PRODUCTS SET FORTH BELOW ARE TO BE CONSTRUED IN THE CONTEXT OF THE BUSINESSES AND TECHNOLOGIES OF 3M AND IMATION AS OF THE DISTRIBUTION DATE, AND THE NORMAL PROGRESSION OF SUCH BUSINESSES AND TECHNOLOGIES, AND ARE NOT TO BE CONSTRUED JUST IN THE CONTEXT OF PRODUCTS SOLD BY 3M OR IMATION AS OF THE DISTRIBUTION DATE. FURTHER, AS DEFINED IN PARAGRAPH 1.5 AND IN RESPECT TO ALL REFERENCES TO 3M BUSINESS FIELDS EXCEPT THOSE IN ARTICLE 19, 3M BUSINESS FIELDS MEANS THE FIELDS IDENTIFIED BELOW TO THE EXTENT THAT SUCH FIELDS ARE OUTSIDE THE SCOPE OF THE IMATION EXCLUSIVE FIELDS, IMATION SUPPLY FIELDS AND NON-EXCLUSIVE FIELDS. FOR PURPOSES OF ARTICLE 19, 3M BUSINESS FIELDS MEANS THE FIELDS IDENTIFIED BELOW TO THE EXTENT THAT SUCH FIELDS ARE OUTSIDE THE SCOPE OF THE IMATION EXCLUSIVE FIELDS, IMATION SUPPLY FIELDS AND PARAGRAPHS II, III, V, VII AND VIII OF THE NON-EXCLUSIVE FIELDS.



Abrasive, scouring, surface conditioning, polishing and buffing products

Adhesives(except for padding adhesive for carbonless documents), coatings and sealants and systems that dispense them

Primers

Adhesive-coated tapes, papers, films and other articles and systems that dispense them, except for i) adhesive-coated films and papers for proofs, adhesive-coated proofs and lithographic printing plates, and
         ii) labels for application to other IMATION products

Films, except for acetate and coated films utilized in the photographic, imaging and electronic processing area within the IMATION Exclusive Fields or Non-Exclusive Fields

Materials for imparting abrasion and solvent resistance

Materials for imparting corrosion-resistance and abatement

Mechanical devices for splicing, splitting, terminating, connecting, or protecting signal transmission

Mechanical fasteners

Testing and measurement instruments for the telecommunications and electrical industries, electronic assembly and fiber optics

Semiconductor packaging and processing equipment and materials, except for equipment and materials for production and use of photoresists and photomasks

Cleaning, protecting, finishing and polishing products

Mats and surface coverings

Aggregate and granules

Refinishing and restoration materials and tools

Polymer, ceramic and metal composites

Ceramic fibers and components

Fiber optic materials and components

Fillers as finished or semi-finished goods (includes glass microspheres)

Magazine, billboard and sound advertising

Insulating and absorbing materials

Light control, privacy, energy conservation and safety films (includes (BEF))

Products,components and materials to be incorporated in electronic displays or for electronic display manufacture, except for i) software for displays; ii) fully designed and assembled circuit board assemblies;
         iii) thin-film transistors for use in displays and tiling of the same into larger displays; iv) phosphors for displays, except for laser induced thermal image transfer of phosphors (LITI) and v) color filters produced utilizing wet photolithographic proofing involving thermal lamination of color layers

Specialty chemical protectants

Fluorochemicals and fluoropolymers

Products for filtering, separating or extracting physical substances, except for such products which are components of other IMATION products

Transportation safety (including retroreflective) and control products/systems

Personal safety products

Components for personal hygiene products

Pharmaceuticals and drug delivery products Dental and orthodontic products

Cardiovascular intervention and critical care products

Orthopedic products

Sterilization devices and indicators

Surgical and infection control products

Wound and trauma management products

Sensors/monitors/ diagnostics for medical and personal safety

Microbiology testing, monitoring and control devices

Hearing aids and protective products

Respirators and masks

Security products and systems, except for software and systems routinely used in electronic information processing

Encapsulated products except for those used for carbonless paper and printing

Fly fishing products

Packaging products and equipment, except for molded plastic products

Vibration damping systems, except for use in or with other IMATION products

Lithium polymer and lithium ion batteries and components therefor

Products and services in 3M Reserved Fields and 3M Supply Fields




                                    EXHIBIT B
                               3M RESERVED FIELDS

AS DEFINED IN PARAGRAPH 1.6, 3M RESERVED FIELDS MEANS THE FIELDS IDENTIFIED BELOW TO THE EXTENT SUCH FIELDS ARE OUTSIDE THE SCOPE OF THE IMATION SUPPLY FIELDS.

I. Unrecorded media (i.e., media having no significant information content other than formatting, header information and the like), equipment, systems and sub-systems intended for large scale replication of pre-recorded analog video and audio tapes and packaging materials for the same, including tapes known as "AAT" (i.e., dual application or all application tape for duplication in real time and at high speed).

II.      Head cleaners for analog video and audio drives.

III. Materials, equipment, systems and sub-systems and the software for running them, intended for the creation of graphics generally of the type described as graphics for vehicles, recreational equipment, yard and household equipment, decoration, signs, architectural enhancements, floor marking and corporate identity items and conspicuity products, and their substantial equivalents.

IV. Materials, equipment, systems and sub-systems and the software for running them, intended for the creation of graphics larger than 22 inches by 29 inches (55.88 cm x 73.66 cm) for uses generally described as displays, exhibits, advertising or sales promotion, and their substantial equivalents, but not including:

         i) graphics on or produced using silver halide and dry silver compositions;

         ii)      graphics produced by photofinishers on photographic film; and

         iii)     graphics on or produced using lithography.

V. Government and geological mapping as of the Distribution Date and the normal progression of the technology and business of the foregoing.

VI. Materials, equipment, systems and sub-systems and the software for running them, intended for the creation of traffic control materials, including, without limitation, license plates, validation stickers, traffic signs, pavement markings, other traffic management markings, conspicuity markings, and reflective (including retroreflective) graphics for transportation. Materials, equipment, systems, sub-systems and the software for running them, intended for traffic or fleet sensing, management, or control, but not scheduling of service representatives.

VII. Materials, equipment, systems and sub-systems and the software for running them, intended for the creation of pressure-sensitive tapes, mechanical fastening devices or labels having graphics thereon, or direct labeling on containers, but not i) the labeling of IMATION's products either directly or using labels, ii) provision of labels with or in association with IMATION's products for customer use to label such products, or iii) for packaging mock-ups.

VIII. Transparency films and framing materials and meeting/presentation graphics, except for silver halide, dry silver, proofing or thermal dye sublimation products.

IX. Equipment, systems and sub-systems and the software for running them for overhead projectors, electronic projectors and display panels for use with overhead projectors and electronic projectors, but not including software and displays for conferencing for medical imaging purposes.

X. Graphics on office supplies generally of the type described as printed repositionable adhesive backed notes, labels, pads and documents, and adhesive tapes and tape flags, and substantial equivalents of any of the foregoing.

XI. Materials, equipment, systems and sub-systems and the software for running them for electronic manipulation of image data (beyond that necessary to print or store the data) for purposes of treatment planning in the dental and orthodontic fields and generation of 3D reconstructive components or implants in the dental and orthodontic fields.

XII. Materials, equipment, systems, sub-systems, and the software for running them, intended for the creation of safety, security, and identification products of the type generally described as identity cards, personal safety articles, identification on clothing or other personal effects, driver licenses, passports, visas, security badges, security laminates and inventory security control.

XIII. Materials, equipment, systems and sub-systems and software for making and using Blue-Green Diode Lasers, except for magneto-optical and optical media for use with Blue-Green Diode Lasers.

XIV. Flexible printed electronic circuits including, but not limited to, processes, materials, tools and software for the creation and manufacture of flexible printed tape automated bonding, microinterconnect systems, and z-axis adhesive interconnect circuits for electronic circuits, and the normal progression thereof, but not the sale of lithographic materials for use as photoresists or photomasks.

XV.      Software which was

         i)       produced,

         ii)      distributed, either by sale or license, or

         iii) the subject of significant development activities and intended by 3M for outside distribution prior to the Distribution Date by businesses remaining with 3M on the Distribution Date, and derivatives thereof, except to the extent that portions of the software are the same as software which was

         i)       produced,

         ii)      distributed, either by sale or license, or

         iii) the subject of significant development activities and intended by 3M for outside distribution prior to the Distribution Date by businesses being transferred to IMATION on the Distribution Date.

XVI. Software distributed or under development prior to the Distribution Date by 3M Health Information Systems, particularly software employing expert systems technology, that is useful for the coding, grouping and classification of patient data; determining reimbursement for health care services; measuring severity of illness and quality of care; optimizing the use of medical resources; collecting, integrating, managing and accessing patient data, except for medical image data, from multiple sources and locations to support patient care decision-making through master patient indices, longitudinal (lifetime) data repositories, clinical alerts, and clinical work station-based patient care applications; and all software resulting from the normal progression of the technology and business relating to the foregoing, but excluding interfaces thereto.

         PROVIDED, that equipment, materials for running such equipment (but not substrates for printing or providing graphics on), systems and sub-systems and the software for running them intended for use with and graphics produced using liquid toner-based color electrophotography using organosol toners differentially released from a photoreceptor are excluded from any and all of the foregoing, subject to Article 18.



                                    EXHIBIT C
                                3M SUPPLY FIELDS

Chemicals, compositions, formulations, materials, components, devices, articles and any other items of any type which i) were obtained prior to the Distribution Date by a 3M business being transferred to IMATION on the Distribution Date from a business remaining with 3M on the Distribution Date, or ii) if not obtained by a 3M business being transferred to IMATION on the Distribution Date pursuant to
i) above, are of a nature such that they would have been obtained from a business remaining with 3M on the Distribution Date had IMATION remained part of 3M.



                                    EXHIBIT D
                            IMATION EXCLUSIVE FIELDS

AS DEFINED IN PARAGRAPH 1.8, IMATION EXCLUSIVE FIELDS MEANS THE FIELDS IDENTIFIED BELOW TO THE EXTENT THAT SUCH FIELDS ARE OUTSIDE THE SCOPE OF THE 3M RESERVED FIELDS AND 3M SUPPLY FIELDS.

I. Unrecorded media (i.e., media having no significant information content other than formatting, header information and the like) for magnetic, optical and magneto-optical storage of retrievable representations of information of any type of the design on sale by 3M as of the Distribution Date, as well as equipment such as drive equipment, systems and sub-systems and the software for running them for use therewith, and future unrecorded media, drive equipment, systems and sub-systems and the Software for running them resulting from the normal progression of the technology and business of the foregoing. Examples of such unrecorded media include, but are not limited to:

         computer tape products                     diskettes
         data cartridges                            magneto-optical disks
         optical compact disks

         This exclusive field shall not include i) digital beta max cassettes, or ii) unrecorded media for magnetic analog storage of retrievable representations of information of the types on sale by 3M's Audio/Video Group as of the Distribution Date, as well as equipment, systems and sub-systems and the software for running them for use therewith, and future unrecorded media, equipment, systems and sub-systems and the software for running them resulting from the normal progression of the technology and business of the foregoing. Examples of such unrecorded media include, but are not limited to:

         VHS/Beta/Other videocassettes              Open reel recording tape
         Beta videocassettes                        Magnetic film for recording
         Audio cassettes                            motion picture  soundtracks

II.      Magneto-optical and optical media for use with Blue-Green Diode Lasers.

III. Providing services to others to master and duplicate information on optical Media.

IV. Liquid organosol film-forming toner intended for use in color electrophotography. Materials, equipment, systems and sub-systems, and the software for running them intended for use with and graphics produced using toner-based color electrophotography using toners differentially released from a photoreceptor.

V. Materials, equipment, systems and sub-systems and the software for running them, intended for proofing, but not non-critical proofing materials sold by 3M's Visual Systems Division as of the Distribution Date or non-critical proofing materials, intended for use in office market applications and exhibiting performance characteristics similar to such existing non-critical proofing materials, resulting from the normal progression of the technology and business of the foregoing.

VI. Materials, equipment, systems and sub-systems and the software for running them, intended for the creation of graphics using lithography or thermal dye sublimation, but not i) for creation of flexible printed electronic circuits, ii) materials sold by 3M's Commercial Graphics Division as of the Distribution Date intended for creation of graphics smaller than or equal to 22 inches by 29 inches (55.88 cm x 73.66 cm) for uses generally described as displays, exhibits, advertising or sales promotion, and their substantial equivalents, or the normal progression of the technology and business of the foregoing Commercial Graphics Division's materials, iii) flexography, or iv) use of thermal dye sublimation intended for overhead transparencies.

VII. Materials, equipment, systems and sub-systems and the software for running them, intended for the creation of graphics using silver halide or dry silver compositions.

VIII. Materials, equipment, systems and sub-systems and the software for running them, intended for the creation of carbonless paper and laser perforated or scored business forms.

IX. Materials, equipment, systems and sub-systems and the software for running them, intended for medical imaging of the body and for medical image management, except for i) software interfaces thereto; ii) dental and orthodontic applications; iii) collecting integrating, managing and accessing patient data to support or manage patient care; and iv) generation or presentation of data and the like in graphs, charts, diagrams and the like (in contrast to imaging of the body).

X. Materials, equipment, systems and sub-systems and the software for running them, intended for the photography industry, generally of the type described as camera films and cartridges, cameras, printing systems for camera films and supplies for camera films.

XI. Materials, equipment, systems and sub-systems and the software for running them, intended for use in monochrome hardcopy document management and production generally of the type described as documents produced in a typical office, such as print-outs on stock such as paper, engineering documents and microfilm systems, and their substantial equivalents.

XII. Materials, equipment, systems and sub-systems and the software for running them, intended for use in industrial imaging such as industrial X-ray systems and ultrasound imaging systems.

XIII. Materials, equipment, systems and sub-systems and the software for running them, intended for preparation of photomasks and photoresists, but not for making flexible printed electronic circuits.

XIV.     Software which was

         i)       produced,

         ii)      distributed, either by sale or license, or

         iii) the subject of significant development activities and intended by 3M for outside distribution prior to the Distribution Date by businesses being transferred to IMATION on the Distribution Date, and derivatives thereof, except to the extent that portions of the software are the same as software which was

         i)       produced,

         ii)      distributed, either by sale or license, or

         iii) the subject of significant development activities and intended by 3M for outside distribution prior to the Distribution Date by businesses remaining with 3M on the Distribution Date.

XV. Software and systems for color management, except software and systems for the development and use of color tables and halftone systems for use with 3M specified engines or products.



                                    EXHIBIT E
                              IMATION SUPPLY FIELDS

Materials, components, devices, articles and any other items of any type which
i) were obtained prior to the Distribution Date by a business remaining with 3M on the Distribution Date from a 3M business being transferred to IMATION on the Distribution Date, or ii) if not obtained by a business remaining with 3M from a 3M business being transferred to IMATION on the Distribution Date pursuant to i) above, are of a nature such that they would have been obtained by a business remaining with 3M on the Distribution Date from a business being transferred to IMATION on the Distribution Date had IMATION remained part of 3M; but not including chemicals, compositions, formulations, materials, components, devices, articles and any other items in 3M Supply Fields.



                                    EXHIBIT F
                              NON-EXCLUSIVE FIELDS

AS DEFINED IN PARAGRAPH 1.9, NON-EXCLUSIVE FIELDS MEANS THE FIELDS IDENTIFIED BELOW TO THE EXTENT THAT SUCH FIELDS ARE OUTSIDE THE SCOPE OF THE 3M RESERVED FIELDS, IMATION EXCLUSIVE FIELDS, 3M SUPPLY FIELDS AND IMATION SUPPLY FIELDS.

I. Recorded media or unrecorded media (i.e., media having no significant information content other than formatting, header information and the like) of any type for storage of retrievable representations of information of any type, as well as equipment, systems, sub-systems and the software for running them for use therewith, except this does not include rights to content other than as expressly reserved by and/or licensed to a Party elsewhere under this Agreement.

II. Accessories generally of the type described as head cleaners, covers, cases and sleeves for any of the products included in Paragraph I of Exhibit D.

III. Providing services to others to master and duplicate information or media.

IV. Materials, systems, sub-systems and the software for running them, intended for imaging.

V. Unrecorded flash card-type non-volatile electronic memory for storage of information of any type and the software for running them, but not components or subassemblies for the foregoing.

VI. Software, except this does not include rights to content in programs or software other than as expressly reserved by and/or licensed to a Party elsewhere under this Agreement.

VII. Plastic molding services, components and assembly, but not microreplication.

VIII.    Cellulose triacetate film.

IX. Training, maintenance, field support and similar services consistent with the rights expressly reserved by and/or licensed to a Party elsewhere under this Agreement.



                                    EXHIBIT G
                                ASSIGNED PATENTS

[STATUS AS OF JUNE 25, 1996; MAY BE ADDITIONS HERETO AND/OR DELETIONS HEREFROM.]


                                    ARGENTINA

    SERIAL NO.          FILING DATE            PATENT NO.           ISSUE DATE

        281297               6/4/80                224533             12/15/81

        286389              8/10/81                232522              7/31/85

        288871              3/25/82                245829              2/28/94

        289519              5/26/82                241831             12/30/92

        289730              6/18/82                241236              2/28/92

        292309               3/7/83                244893             11/30/93

        292310               3/7/83                241723              3/24/93

        293782              7/29/83                240523              4/30/90

        299027             12/19/84                244895             11/30/93

        301323              8/16/85

        302391             11/25/85                242306              3/31/93

        301477              8/30/85                245992              3/30/94

        303167              2/18/86                246362              7/29/94

        302622             12/17/85                242452              3/31/93

        304663              7/25/86                246363              7/29/94

        306273             12/19/86                243025              6/30/93

        307858              6/12/87

        308176              7/16/87                246361              7/29/94

        308251              7/23/87                245994              3/30/94

        314236              6/23/89                246127              3/30/94

        319292              3/22/91                247031             10/31/94

        325492              7/22/93

        325971               9/9/93

        326678             11/25/93

        327764              3/25/94                248460              8/18/95

        331955               5/5/95

        331912               5/3/95

        331913               5/3/95

        331893               5/2/95

        333761              10/6/95

        336218              4/19/96


                                    AUSTRALIA

    SERIAL NO.          FILING DATE            PATENT NO.           ISSUE DATE

      59983/80               5/2/80                542810               8/8/85

      63303/80               8/4/80                538369              1/14/85

      27542/84               5/1/84                563846               1/7/88

      34501/84             10/19/84                565885               3/9/88

      44789/85              7/11/85                574479             10/16/95

      53981/86               2/5/86                581968              7/28/89

      42696/85              5/21/85                566340              3/23/88

      50315/85             11/25/85                583323              9/15/89

      45832/85               8/6/85                575983              1/27/89

      51331/85             12/17/85                577656               3/6/89

      76755/87              8/11/87                590952              4/12/90

      59490/86               7/2/86                589650               3/8/90

      73182/87              5/19/87                593353              6/26/90

      72555/87               5/6/87                595029              8/10/90

      12194/88              2/25/88                601022              1/15/91

      27567/88             12/29/88                618773              5/25/92

      37121/89              6/28/89                619309               6/9/92

      39038/89              7/27/89                625230             11/17/92

      58834/90               7/9/90                622567              8/24/92

      64722/90             10/18/90                629415              2/12/93

      70144/91              1/31/91                634626               7/5/93

      81067/91               7/3/91                651355             11/29/94

      81786/91              8/12/91                642284              2/24/94

      81785/91              8/12/91                643813               4/6/94

      86962/91              11/1/91                649737             10/18/94

      10803/92               2/6/92                643362              3/21/94

      10881/92              2/10/92                653198              1/31/95

      10927/92              2/12/92                646143              6/23/94

      16441/92               2/5/92                653225              1/31/95

        538/92               3/4/92                115164              9/21/92

      24716/92              8/10/92                657358              7/18/95

      24582/92              9/17/92                652073             12/20/94

      46339/93              6/10/93

      46541/93              6/29/93

      48984/93             10/12/93                661413             11/28/95

      46545/93              6/29/93

      50416/93              11/2/93                661205             11/28/95

      45351/93              6/14/93


                                     AUSTRIA

    SERIAL NO.          FILING DATE            PATENT NO.           ISSUE DATE

   83.301491.3              3/17/83                 91739              9/14/88

   83.303179.2               6/2/83                103352              4/19/89

   86.901248.4               2/5/86                259303              8/30/89

   86.303870.9              5/21/86

      A1600/86              6/12/86                393567             11/11/91

      A2644/90             12/28/90                395077              9/10/92

   93.916516.3              6/10/93


                                     BELGIUM

    SERIAL NO.          FILING DATE            PATENT NO.           ISSUE DATE

    PVO/170412               9/7/76                845923               3/7/77

    PVO/200911               6/5/80                883662              12/5/80

   79.302730.1             11/29/79                 12020              1/26/83

   82.302617.4              5/21/82                 65877               6/8/86

   81.830161.6              9/16/81                 48700               2/6/85

   83.300750.3              2/15/83                 87882              11/6/85

    PVO/211064              6/24/83                897135             12/27/83

    PVO/210452              3/31/83                896333              10/3/83

   82.108416.7              9/13/82                 75231              7/30/86

   84.303492.7              5/23/84                127436               1/7/88

   83.301090.3               3/1/83                 88581              5/13/87

   83.301146.3               3/3/83                 88595              9/24/86

   84.307236.4             10/19/84                140666              7/27/88

   85.303104.5               5/1/85                161870             12/19/90

   84.110951.5              9/13/84                136603               1/7/88

   83.304665.9              8/12/83                102781               2/3/88

   83.304664.2              8/12/83                101646              2/17/88

   84.308904.6             12/19/84                146411              7/31/91

    PVO/215504              8/26/85                903124              2/26/86

   85.306100.0              8/28/85                173563              12/5/90

   86.901248.4               2/5/86                259303              8/30/89

   85.308585.0             11/26/85                183528              1/31/90

   85.306175.2              8/30/85                179555              3/23/88

   86.108314.5              6/19/86                210409              8/19/92

   86.308908.2             11/14/86                228175              3/16/94

   86.309054.4             11/19/86                223606             12/15/93

   86.116812.8              12/3/86                226129              5/23/90

   87.101050.0              1/26/87                231850               1/2/92

   88.306020.4               7/1/88                300631               9/8/93

   87.305093.4               6/9/87                249443               5/9/90

   87.106045.5              4/24/87                244718              1/27/93

   87.310449.1             11/26/87                271260               1/4/95

   87.118063.4              12/7/87                271796              8/23/95

   88.307435.3              8/11/88                306163               4/8/92

   88.305225.0               6/8/88                295078              3/10/93

   88.305226.8               6/8/88                295079              8/26/92

   88.303548.7              4/20/88                288261             10/30/91

   88.302513.2              3/22/88                285308               6/2/93

   88.105870.5              4/13/88                289820              1/29/92

   89.301260.9               2/9/89                328391              1/11/95

   88.110645.4               7/4/88                300257              1/20/93

   88.119854.3             11/29/88

   89.300866.4              1/30/89                326433               4/3/96

   89.304327.3              4/28/89                341877              12/7/94

   89.107012.0              4/19/89                342372               6/8/94

   89.112708.6              7/12/89                350883              1/17/96

   89.306578.9              6/28/89                350202              1/25/95

   89.309128.0               9/8/89

   90.301106.2               2/2/90                382422               4/7/93

   90.110680.7               6/6/90

   90.306190.1               6/7/90                403157              1/11/95

   90.307478.9               7/9/90                415535              9/20/95

   90.308153.7              7/25/90

   90.112830.6               7/5/90

   90.308543.9               8/2/90                412730              3/29/95

   90.117564.6              9/12/90

   90.313630.7             12/14/90

   90.124428.5             12/17/90

   91.300700.1              1/30/91

   90.124426.9             12/17/90

   90.124427.7             12/17/90

   91.300763.9              1/31/91

   91.303161.3              4/10/91                452110              10/4/95

   91.305699.0              6/24/91                465078              6/28/95

   91.914655.5               7/1/91                542850              2/16/94

   91.912778.7               7/1/91                542763              1/25/95

   91.914483.2              6/28/91                540656              9/28/94

   91.918892.0              6/14/91

   91.115715.4              9/17/91

   92.100589.8              1/15/92

   92.301234.8              2/14/92

   92.301237.1              2/14/92

   92.908467.1             10/26/92                572568              1/11/95

   92.301457.5              2/21/92                508573               6/7/95

   92.303315.3              4/14/92                509745             12/27/95

   92.303316.1              4/14/92

   92.111248.8               7/2/92                523465             12/28/94

   92.111247.0               7/2/92

   92.913673.7              5/26/92                600898              9/13/95

   92.306618.7              7/20/92                530963             10/11/95

   92.307707.7              8/24/92

   92.308597.1              9/22/92                536913              7/26/95

   92.308997.3              10/1/92

   92.307718.4              8/24/92                539001              6/21/95

   92.307546.9              8/18/92

   91.117859.8             10/19/91

   92.115266.6               9/7/92

   93.901286.0             12/14/92

   93.903628.1              1/22/93                627115              8/23/95

   93.400660.2              3/16/93

   93.400661.0              3/16/93

   93.402182.5               9/8/93

   93.104013.3              3/12/93

   93.104012.5              3/12/93

   92.104014.1              3/12/93

   93.908520.5              3/22/93

   93.916516.3              6/10/93

   93.915330.0              6/14/93

   93.915141.1              5/27/93

   93.115142.7              9/21/93

   93.402245.0              9/15/93

   93.402465.4              10/7/93

   93.116231.7              10/7/93

   93.116230.9              10/7/93

   93.306669.8              8/23/93

   93.306350.5              8/11/93

   93.310237.8             12/17/93                605981              2/21/96

   93.403101.4             12/20/93

   93.403100.6             12/20/93

   93.309895.6              12/8/93

   93.118798.3             11/23/93

   94.400933.1              4/29/94

   94.905576.8               1/3/94

   94.907989.1               2/2/94

       9400716              7/29/94             1008273A3               3/5/96


                                     BENELUX

    SERIAL NO.          FILING DATE            PATENT NO.           ISSUE DATE

   93.115561.8              9/27/93

      64334-00              5/11/89                 18894             10/23/89

      67420-00               3/3/92              22373-00              8/21/92

                            5/30/83              11341-00             11/10/83


                                     BRAZIL

    SERIAL NO.          FILING DATE            PATENT NO.           ISSUE DATE

    PI81.05131              8/10/81           PI 81.05131              7/30/95

   PI 83.00912              2/25/83           PI 83.00912              8/29/89

   PI 84.05299             10/19/84           PI 84.05299             11/28/89

   PI 83.07118             12/23/83           PI 83.07118             10/24/89

   PI 83.04498              8/19/83           PI 83.04498              8/29/89

   PI 84.06563             12/19/84           PI 84.06563              4/24/90

   PI 85.03638              7/31/85           PI 85.03638              3/26/91

   PI 85.02942              6/20/85            PI 8502942              8/31/93

   PI 85.05901             11/25/85           PI 85.05901              9/25/90

   PI 85.04071              8/26/85           PI 85.04071              9/25/90

   PI 86.00081              1/10/86           PI 86.00081             10/26/93

   PI 86.02212              5/16/86            PI 8602212              2/16/94

   PI 86.03150               7/7/86            PI 8603150              9/28/93

   PI 86.03966              8/20/86            PI 8603966              2/16/94

   PI 86.03244              7/10/86

   PI 86.06311             12/19/86            PI 8606311              8/31/93

   PI 87.02956              6/11/87           PI 87.02956              5/31/94

   PI 87.06725             12/11/87           PI 87.06725             10/25/94

   PI 88.02796               6/8/88

   PI 89.03451              7/13/89

   PI 89.04232              8/23/89

   PI 90.00512               2/6/90

   PI 90.03890               8/8/90

   PI 92.06517              8/10/92

   PI 92.03793              9/29/92

   PI 93.04812             11/24/93

   PI 94.00029               1/5/94

   PI 94.05800               2/2/94

   PI 93.05546              6/10/93

   PI 94.03326              8/24/94

   PI 96.00057              1/11/96


                                     CANADA

    SERIAL NO.          FILING DATE            PATENT NO.           ISSUE DATE

        474512              2/18/85               1256642              6/27/89

        481441               7/9/81               1163491              3/13/84

        110594              4/16/71                922698              3/13/73

        227042              5/15/75               1075065               4/8/80

        249310              3/31/76               1197407              12/3/85

        246675              2/26/76

        324648               4/2/79               1127901              7/20/82

        216250             12/17/74               1064777             10/23/79

       2103972              8/12/93

        235565              9/16/75               1057396              6/26/79

        260688               9/7/76               1062947              9/25/79

        228264               6/2/75               1067330              12/4/79

        325904              4/19/79               1109609              9/29/81

        256155               7/2/76               1076753               5/6/80

        230001              6/24/75               1140793               2/8/83

        278163              5/11/77               1092134             12/23/80

        308087              7/25/78               1112933             11/24/81

        340696             11/27/79               1142995              3/15/83

        318996               1/3/79               1116897              1/26/82

        326501              4/27/79               1122999               5/4/82

        325976              4/20/79               1131444              9/14/82

        332428              7/24/79               1127756              7/13/82

        345072               2/5/80               1131975              9/21/82

        349709              4/11/80               1133905             10/19/82

        351303               5/6/80               1145186              4/26/83

        343176               1/7/80               1140814               2/8/83

        349708              4/11/80               1139149              1/11/83

        343177               1/7/80               1149160               7/5/83

        373596              3/23/81               1153611              9/13/83

        357542               8/1/80               1143989               4/5/83

        365493             11/26/80               1155954             10/25/83

        343175               1/7/80               1139158              1/11/83

        367773             12/31/80               1140261              1/25/83

        411457              9/15/82               1197408              12/3/85

        349710              4/11/80               1138875               1/4/83

        367679             12/30/80               1152941              8/30/83

        367774             12/31/80               1140262              1/25/83

        368616              1/15/81               1144132               4/5/83

        373309              3/18/81               1147056              5/24/83

        385152               9/3/81               1171524              7/24/84

        374669               4/3/81               1166507               5/1/84

        351056               5/1/80               1138387             12/28/82

        402197               5/4/82               1180248               1/2/85

        394635              1/21/82               1171964              7/31/84

        395398               2/2/82               1178472             11/27/84

        383753              8/12/81               1183605               3/5/85

        400363               4/1/82               1174504              9/18/84

        383874              8/14/81               1166502               5/1/84

        396219              2/12/82               1185697              4/16/85

        401912              4/29/82               1169478              6/19/84

        401289              4/20/82               1196733             11/12/85

        404648               6/7/82               1169286              6/19/84

        398321              3/15/82               1160049              1/10/84

        397398               3/2/82               1178839              12/4/84

        439595             10/24/83               1198925               1/7/86

        405497              6/18/82               1180221               1/2/85

        412834              10/5/82               1188810              6/11/85

        420307              1/26/83               1184411              3/26/85

        425672              4/12/83               1193361              9/10/85

        433309              7/27/83               1197379              12/3/85

        428461              5/18/83               1186932              5/14/85

        428212              5/16/83               1193306              9/10/85

        428913              5/26/83               1199212              1/14/86

        424144              3/22/83               1242103              9/20/88

        424092              3/21/83               1197922             12/10/85

        428915              5/26/83               1247915               1/3/89

        426797              4/27/83               1196093             10/29/85

        405517              6/18/82               1172491              8/14/84

        449552              3/14/84               1213463              11/4/86

        436253               9/8/83               1204147               5/6/86

        446145              1/26/84               1219306              3/17/87

        428847              5/25/83               1199234              1/14/86

        431358              6/28/83               1199057               1/7/86

        471643               1/8/85               1250496              2/28/89

        430932              6/22/83               1210531              8/26/86

        453323               5/2/84               1209393              8/12/86

        454301              5/15/84               1215778             12/23/86

        453206               5/1/84               1217080              1/27/87

        446531               2/1/84               1217669              2/10/87

        436264               9/8/83               1211211               9/9/86

        445947              1/24/84               1219572              3/24/87

        453431               5/3/84               1217859              2/10/87

        454430              5/16/84               1213670              11/4/86

        448161              2/23/84               1214933              12/9/86

        422109              2/22/83               1246377             12/13/88

        449500              3/13/84               1243317             10/18/88

        422986               3/7/83               1304387              6/30/92

        463292              9/17/84               1222245              5/26/87

        452606              4/24/84               1243524             10/25/88

        479677              4/22/85               1255143               6/6/89

        452661              4/24/84               1213460              11/4/86

        452645              4/24/84               1213461              11/4/86

        484178              6/17/85               1268374               5/1/90

        433311              7/27/83               1200712              2/18/86

        463304              9/17/84               1225471              8/11/87

        463303              9/17/84               1225546              8/18/87

        448111              2/23/84               1255309               6/6/89

        444474             12/30/84               1246379             12/13/88

        444473             12/30/84               1213163             10/28/86

        449553              3/14/84               1252332              4/11/89

        449338               3/9/84               1243879              11/1/88

        435042              8/22/83               1249821               2/7/89

        484977              6/24/85               1262535             10/31/89

        470287             12/17/84               1262793              11/7/89

        489297              8/23/85               1249524              1/31/89

        486436               7/8/85               1238584              6/28/88

        501168               2/5/86               1268656               5/8/90

        484976              6/24/85               1256061              6/20/89

        489957               9/4/85               1241742               9/6/88

        482131              5/23/85               1242425              9/27/88

        480783               5/6/85               1255956              6/20/89

        494719              11/6/85               1252206               4/4/89

        483291               6/6/85               1277862             12/18/90

        481902              5/21/85               1242177              9/20/88

        501239               2/6/86               1293145             12/17/91

        518348              9/17/86               1285417               7/2/91

        496084             11/25/85               1263051             11/21/89

        488900              8/16/85               1263048             11/21/89

        488545              8/12/85               1294478              1/21/92

        494502              11/4/85               1248351              1/10/89

        501441              2/10/86               1251827              3/28/89

        516726              8/25/86               1262775              11/7/89

        497246             12/10/85               1307338               9/8/92

        498811             12/31/85               1264977              1/30/90

        495434             11/15/85               1261189              9/26/89

        521002             10/21/86               1329051               5/3/94

        502334              2/20/86               1258121               8/1/89

        497791             12/16/85               1264593              1/23/90

        503133               3/3/86               1270141              6/12/90

        505057              3/25/86               1262652              11/7/89

        544309              8/12/87               1286831              7/23/91

        540909              6/30/87               1319863               7/6/93

        512266              6/24/86               1268375               5/1/90

        513673              7/14/86               1290199              10/8/91

        532723              3/23/87               1334350              2/14/95

        514446              7/23/86               1268986              5/15/90

        514536              7/24/86               1268360               5/1/90

        513080               7/4/86               1261349              9/26/89

        551683             11/12/87               1318004              5/18/93

        518347              9/17/86               1318539               6/1/93

        521556             10/28/86               1282625               4/9/91

        541072               7/2/87               1320399              7/20/93

        530964               3/3/87               1255741              6/13/89

        525819             12/19/86               1310850              12/1/92

        529184               2/6/87               1310533             11/24/92

        533036              3/26/87               1328762              4/26/94

        572491              7/20/88               1335050               4/4/95

        536455               5/6/87               1303583              6/16/92

        536465               5/6/87               1303584              6/16/92

        532942              3/25/87               1325549             12/28/93

        533870               4/3/87               1303411              6/16/92

        547179              9/17/87               1330735              7/19/94

        536872              5/12/87               1266565              3/13/90

        536566               5/7/87               1293638             12/31/91

        541698               7/9/87               1332427             10/11/94

        542725              7/22/87               1313082              1/26/93

        543353              7/30/87               1280285              2/19/91

        560093              2/29/88               1298513               4/7/92

        550303             10/27/87               1333343              12/6/94

        550072             10/23/87               1303731              6/16/92

        561690              3/17/88               1294315              1/14/92

        550064             10/23/87               1325914              1/11/94

        555447             12/29/87               1280442              2/19/91

        549208             10/14/87               1325913              1/11/94

        554441             12/16/87               1318538               6/1/93

        566604              5/12/88               1335051               4/4/95

        568396               6/2/88               1331107               8/2/94

        563072              3/31/88               1328761              4/26/94

        601039              5/29/89               1314981              3/23/93

        593603              3/14/89               1327849              3/15/94

        587470               1/4/89               1331532              8/23/94

        595855               4/6/89               1322686              10/5/93

        595522               4/3/89               1319557              6/29/93

        597399              4/21/89               1335693              5/30/95

        597079              4/19/89               1335038               4/4/95

        603412              6/21/89

        599915              5/17/89               1319291              6/22/93

        601172              5/30/89

        605729              7/14/89               1337852               1/2/96

        603219              6/19/89               1314542              3/16/93

        606179              7/20/89               1327229              2/22/94

        607413               8/3/89               1327383               3/1/94

        606680              7/26/89               1329321              5/10/94

        606766              7/27/89               1335037               4/4/95

        608557              8/16/89               1337675              12/5/95

       2006886             12/29/89

       2008019              1/18/90

       2008452              1/24/90

       2015852               5/1/90

       2016495              5/10/90

       2013294              3/29/90

       2018159               6/4/90

       2018359               6/6/90

       2016494              5/10/90

       2017715              5/29/90

       2019599              6/22/90

       2019544              6/21/90

       2020382               7/4/90

       2019988              6/27/90

       2019721              6/25/90

       2021068              7/12/90

       2025957              9/21/90

       2028051             10/19/90

       2031628              12/6/90

       2034850              1/24/91

       2034118              1/14/91

       2038764              3/21/91

       2040200              4/10/91

       2045902              6/28/91

       2085888              6/28/91

       2085123               7/3/91

       2049203              8/14/91

       2049126              8/13/91

       2087092              6/14/91

       2050637               9/4/91

       2052804              10/4/91

       2094906              9/12/91

       2054092             10/23/91

       2100065               1/8/92

       2061350              2/17/92

       2060873               2/7/92

       2099863               2/5/92

       2060671               2/5/92

       2064128              3/26/92

       2064934               4/2/92

    06-03-92-4               3/6/92                 71159              7/28/92

       2070941              6/10/92

       2073843              7/14/92

       2112247              5/26/92

       2115669              8/10/92

       2077938              9/10/92

       2076186              8/14/92

       2080284              10/9/92

       2079824              10/5/92

       2078409              9/16/92

       2078806              9/22/92

       2078410              9/16/92

       2087483              1/18/93

       2087480              1/18/93

       2092168              3/22/93

       2131155              3/22/93

       2118501              1/29/93

       2118500              2/12/93

       2133651              3/23/93

        616549             12/11/92               1335479               5/9/95

       2131917              4/29/93

       2114721              6/10/93

       2094004              4/14/93

       2138550              6/29/93

       2138015              5/27/93

       2136978              6/14/93

       2137920              6/29/93

       2105116              8/30/93

       2106722              9/22/93

       2105427               9/2/93

       2101564              7/29/93

       2137921              6/29/93

       2102355              11/3/93

       2152798              9/21/93

       2110429              12/1/93

       2108228             10/12/93

       2109270             10/26/93

       2111494             12/15/93

       2154167             11/30/93

       2157585               2/2/94

       2158743               1/3/94

       2120309              3/30/94

       2120571               4/5/94

       2119601              3/22/94

       2124755              5/31/94

       2125632              6/10/94

       2127336               7/4/94

       2128370              7/19/94

       2128746              7/25/94

       2140199              1/13/95

       2135448              11/9/94

       2134313             10/25/94

       2135363              11/8/94

       2145057              3/20/95

       2143797               3/2/95

       2142501              2/14/95

       2141171              1/26/95

       2139289             12/29/94

       2170333              2/26/96


                                      CHILE

    SERIAL NO.          FILING DATE            PATENT NO.           ISSUE DATE

        687/96              4/29/96


                           PEOPLE'S REPUBLIC OF CHINA

    SERIAL NO.          FILING DATE            PATENT NO.           ISSUE DATE

     85.104496              6/12/85                 13224               2/5/92

      85104510              6/12/85                 10231              4/24/91

      85106475              8/29/85                 10905              6/19/91

      92104416               6/6/92

      92111427              10/9/92

      93100306               1/9/93

      93104347              4/17/93

      93103392              3/31/93

      93105145              4/28/93

      93106148              5/20/93

      93107244              6/10/93

      93107174              6/11/93

      93109867              7/14/93

      93108933              7/14/93

      93109294              8/20/93

      93109866              7/14/93

      93114839             11/24/93

    94190916.6               1/6/94

      93112729             12/29/93

      94103934               4/9/94

    94191113.6               2/7/94

    94192342.8              4/22/94

    94192340.1              5/27/94

    94192339.8              4/22/94

    94192509.9               5/3/94

    94193162.5              7/18/94

      94114825              7/27/94

    94193575.2              9/27/94

      94116034             10/27/94

      94118052             11/10/94

      95204279              3/10/95

      95103411              4/10/95

      95103419              4/11/95

    95107251.X              6/22/95

    95105864.9               6/9/95

    95115738.8              9/18/95

    95116770.7             10/13/95

    96303186.4               3/7/96


                                   COSTA RICA

    SERIAL NO.          FILING DATE            PATENT NO.           ISSUE DATE

         73305              3/29/96


                                 CZECH REPUBLIC

    SERIAL NO.          FILING DATE            PATENT NO.           ISSUE DATE

      PV265/94              6/10/93


                                     DENMARK

    SERIAL NO.          FILING DATE            PATENT NO.           ISSUE DATE

   92.908467.1             10/26/92                572568              1/11/95

   93.903628.1              1/22/93                627115              8/23/95

   93.916516.3              6/10/93

   93.915330.0              6/14/93

                                                        EUROPEAN PATENT OFFICE

    SERIAL NO.          FILING DATE            PATENT NO.           ISSUE DATE

   80.901034.1               5/2/80                 29837              4/25/84

   79.302730.1             11/29/79                 12020              1/26/83

   81.301599.7              4/10/81                 40470              3/13/85

   81.303438.6              7/27/81                 46026             10/23/85

   80.901782.5              8/22/80                 35539              3/13/91

   80.901776.7               8/4/80                 35028              10/2/85

   81.900195.9             12/23/80                 44840              6/26/85

   82.302617.4              5/21/82                 65877               8/6/86

   82.302619.0              5/21/82                 68627              10/2/85

   81.830161.6              9/16/81                 48700               2/6/85

   83.300750.3              2/15/83                 87882              11/6/85

   83.301491.3              3/17/83                 91739              9/14/88

   83.303179.2               6/2/83                103352              4/19/89

   82.105055.6               6/9/82                 68207              1/16/85

   84.301739.3              3/14/84                119102             10/19/88

   84.301177.6              2/23/84                117726              7/25/90

   83.303407.7              6/13/83                 98697              8/26/87

   82.108416.7              9/13/82                 75231              7/30/86

   84.303492.7              5/23/84                127436               1/7/88

   83.306700.2              11/3/83                108615               1/7/88

   85.306999.5              10/1/85                177328               4/4/90

   84.300982.0              2/15/84                119740              11/4/87

   88.109790.1              6/20/88                307554              6/30/93

   83.301090.3               3/1/83                 88581              5/13/87

   83.301146.3               3/3/83                 88595              9/24/86

   84.306682.0              9/28/84                136903               3/2/94

   85.902304.6              4/16/85                217792              9/27/89

   84.303082.6               5/8/84                125866               5/3/89

   84.303188.1              5/11/84                126595               1/7/88

   84.303187.3              5/11/84                125898               1/7/88

   85.305048.2              7/15/85                169049              5/29/91

   84.307236.4             10/19/84                140666              7/27/88

   85.306057.2              8/27/85                177166              3/11/92

   83.304363.1              7/28/83                102745               6/8/88

   84.306593.9              9/27/84                140582               8/2/89

   84.301156.0              2/23/84                120601             10/19/88

   84.900466.8             12/22/83                131032               7/8/87

   86.300846.2               2/7/86                194747              9/11/91

   85.303104.5               5/1/85                161870             12/19/90

   83.112639.6             12/15/83                114306              1/18/89

   84.301738.5              3/14/84                119830               1/7/88

   84.301740.1              3/14/84                119831               1/7/88

   84.110951.5              9/13/84                136603               1/7/88

   83.304664.2              8/12/83                101646              2/17/88

   83.304665.9              8/12/83                102781               2/3/88

   84.308904.6             12/19/84                146411              7/31/91

   85.301020.5              2/15/85                153167              3/27/91

   85.306030.9              8/23/85                179554             12/27/89

   85.306100.0              8/28/85                173563              12/5/90

   86.901248.4               2/5/86                259303              8/30/89

   85.308899.5              12/6/85                186356               2/6/91

   85.304569.8              6/26/85                170403             12/27/89

   85.304065.7               6/7/85                165031              1/29/92

   85.903125.4               6/6/85                188460               3/7/90

   85.304064.0               6/7/85                165030              7/31/91

   85.304699.3              6/28/85                168206              5/10/89

   86.300845.4               2/7/86                198575              5/23/90

   86.901196.5              1/27/86                217809             12/13/89

   85.308585.0             11/26/85                183528              1/31/90

   86.303870.9              5/21/86

   85.306028.3              8/23/85                175504               4/5/89

   85.306175.2              8/30/85                179555              3/23/88

   85.306958.1              9/30/85                177317              7/25/90

   86.303067.2              4/23/86                199596              6/27/90

   86.901689.9              2/24/86                215846               7/3/91

   86.300196.2              1/14/86                188362              9/13/89

   86.900987.8              1/23/86                213148              5/24/89

   85.114483.2             11/14/85                182293              9/27/89

   85.115316.3              12/3/85                185243               2/6/91

   88.310004.2             10/25/88                314424             11/18/93

   87.308008.9              9/10/87                260877              11/3/93

   86.305348.4              7/11/86                210026             10/16/91

   87.306020.6               7/8/87                255250               9/1/93

   86.305167.8               7/3/86                208514              9/25/91

   87.304489.5              5/20/87                246879              8/28/91

   87.304697.3              5/27/87                250112              7/21/93

   87.303516.6              4/22/87                243158             10/27/93

   86.108314.5              6/19/86                210409              8/19/92

   86.308908.2             11/14/86                228175              3/16/94

   86.309054.4             11/19/86                223606             12/15/93

   86.116812.8              12/3/86                226129              5/23/90

   87.101050.0              1/26/87                231850               1/2/92

   87.102165.5              2/16/87                234472             10/13/93

   88.306020.4               7/1/88                300631               9/8/93

   87.303282.5              4/14/87                242186              3/30/94

   87.303281.7              4/14/87                242185              1/12/94

   87.303293.2              4/14/87                242190               4/1/92

   87.303280.9              4/14/87                242184               6/8/94

   87.102936.9               3/2/87                236904

   87.103216.5               3/6/87                236975              11/2/89

   87.308492.5              9/25/87                265089             12/15/93

   87.105579.4              4/15/87                250740              8/12/92

   87.303738.6              4/28/87                244200             10/30/91

   87.305093.4               6/9/87                249443               5/9/90

   87.106045.5              4/24/87                244718              1/27/93

   87.306307.7              7/16/87                253665               1/2/92

   87.110202.6              7/15/87                254195             10/31/90

   88.301912.7               3/4/88                284230               5/4/94

   87.310449.1             11/26/87                271260               1/4/95

   87.310050.7             11/13/87

   88.302992.8               4/5/88                287256               6/1/94

   87.309137.5             10/15/87                264288              2/10/93

   88.300243.8              1/13/88                275189              3/29/95

   87.118064.2              12/7/87                271797              5/26/93

   87.118063.4              12/7/87                271796              8/23/95

   88.307435.3              8/11/88                306163               4/8/92

   88.305225.0               6/8/88                295078              3/10/93

   88.305226.8               6/8/88                295079              8/26/92

   88.303548.7              4/20/88                288261             10/30/91

   88.302513.2              3/22/88                285308               6/2/93

   88.304770.6              5/26/88                294969              2/10/93

   88.306742.3              7/22/88                307081               9/8/93

   88.105870.5              4/13/88                289820              1/29/92

   89.301260.9               2/9/89                328391              1/11/95

   89.300761.7              1/26/89                327257              11/3/93

   88.110645.4               7/4/88                300257              1/20/93

   88.120638.7              12/9/88                321805              5/15/92

   88.119854.3             11/29/88

   89.300866.4              1/30/89                326433               4/3/96

   89.301418.3              2/15/89                329396              9/14/94

   89.303876.0              4/19/89                339860               9/7/94

   89.304327.3              4/28/89                341877              12/7/94

   89.306299.2              6/22/89

   89.107012.0              4/19/89                342372               6/8/94

   89.305590.5               6/2/89                347074              8/17/94

   89.108559.9              5/12/89                345483             12/28/94

   89.112708.6              7/12/89                350883              1/17/96

   89.306578.9              6/28/89                350202              1/25/95

   89.306968.2              7/10/89                351160              12/1/93

   89.308395.6              8/18/89                356163              12/8/93

   89.308602.5              8/24/89                356238             10/26/94

   89.308278.4              8/15/89                356115              3/16/94

   89.308110.9               8/9/89                356069               5/4/94

   89.309128.0               9/8/89

   89.310376.2             10/11/89                366300              2/23/94

   89.121310.0             11/17/89

   89.312472.7             11/30/89                377961             10/12/94

   90.300405.9              1/15/90                379324              3/15/95

   90.301106.2               2/2/90                382422               4/7/93

   90.301854.7              2/21/90                385646              10/6/93

   90.302863.7              3/16/90                391560              6/28/95

   90.105420.5              3/22/90

   90.305728.9              5/25/90

   90.305114.2              5/11/90

   90.304916.1               5/8/90                397435               2/2/94

   90.110680.7               6/6/90

   90.306190.1               6/7/90                403157              1/11/95

   90.307938.2              7/20/90                409636               9/1/93

   90.307939.0              7/20/90                409637              6/21/95

   90.306722.1              6/20/90                410575

   90.307478.9               7/9/90                415535              9/20/95

   90.308153.7              7/25/90

   90.112830.6               7/5/90

   90.308543.9               8/2/90                412730              3/29/95

   90.308338.4              7/30/90                411860               5/1/96

   90.117564.6              9/12/90

   90.310653.2              9/28/90                420675              6/28/95

   90.311762.0             10/26/90                426392               8/2/95

   90.118915.9              10/4/90

   90.311399.1             10/17/90

   90.311514.5             10/19/90                424174              9/20/95

   90.312531.8             11/16/90                434213               4/5/95

   90.313630.7             12/14/90

   90.313985.5             12/20/90                443266              4/27/94

   91.300700.1              1/30/91

   90.124428.5             12/17/90

   90.124426.9             12/17/90

   90.124427.7             12/17/90

   91.300763.9              1/31/91

   91.303325.4              4/16/91

   91.303161.3              4/10/91                452110              10/4/95

   91.303413.8              4/17/91                453256              9/21/94

   91.303797.4              4/26/91

   91.305699.0              6/24/91                465078              6/28/95

   91.304597.7              5/21/91

   91.304599.3              5/21/91

   91.914655.5               7/1/91                542850              2/16/94

   91.912778.7               7/1/91                542763              1/25/95

   91.914483.2              6/28/91                540656              9/28/94

   91.110403.2              6/24/91

   91.306367.3              7/15/91                467609              2/21/96

   91.307651.9              8/20/91

   91.307443.1              8/13/91

   91.307991.9              8/30/91

   91.918892.0              6/14/91

   91.916460.8              6/13/91

   91.110404.0              6/24/91

   91.308298.8              9/11/91

   91.115715.4              9/17/91

   91.115719.6              9/17/91

   91.918414.3              9/12/91

   91.309940.4             10/28/91                488525             12/20/95

   91.310754.6             11/21/91

   91.117777.2             10/18/91

   92.904576.3               1/8/92

   92.100589.8              1/15/92

   92.301234.8              2/14/92

   92.301237.1              2/14/92

   92.302055.6              3/11/92

   92.908467.1             10/26/92                572568              1/11/95

   91.121710.7             12/18/91                480483              1/18/95

   92.301457.5              2/21/92                508573               6/7/95

   92.302146.3              3/12/92

   92.302699.1              3/27/92

   92.303576.0              4/22/92

   92.303315.3              4/14/92                509745             12/27/95

   92.303316.1              4/14/92

   92.104552.2              3/17/92

   92.104551.4              3/17/92                509253              9/14/94

   92.303891.3              4/30/92

   92.305157.7               6/5/92

   92.106738.5              4/21/92

   92.306306.9               7/9/92

   92.111476.5               7/7/92

   92.111248.8               7/2/92                523465             12/28/94

   92.111247.0               7/2/92

   92.913673.7              5/26/92                600898              9/13/95

   92.306505.6              7/16/92

   92.307581.6              8/19/92

   92.306617.9              7/20/92

   92.306618.7              7/20/92                530963             10/11/95

   92.307582.4              8/19/92

   92.914977.1               7/7/92                602051              9/13/95

   92.115250.0               9/7/92

   92.307707.7              8/24/92

   92.115267.4               9/7/92                534218              6/21/95

   92.115252.6               9/7/92

   92.918466.1              8/10/92                604472              11/8/95

   92.308597.1              9/22/92                536913              7/26/95

   92.308594.8              9/22/92

   92.309297.7             10/13/92

   92.307718.4              8/24/92                539001              6/21/95

   92.308998.1              10/1/92

   92.308593.0              9/22/92

   92.308997.3              10/1/92

   92.307545.1              8/18/92

   92.117382.9             10/12/92

   92.117381.1             10/12/92

   92.307546.9              8/18/92

   92.111055.7              6/30/92

   91.117859.8             10/19/91

   92.309223.3              10/9/92

   92.115266.6               9/7/92

   93.901286.0             12/14/92

   92.923063.9             10/22/92

   93.300168.7              1/12/93

   92.121970.5             12/24/92

   92.917131.2              8/12/92

   93.903628.1              1/22/93                627115              8/23/95

   93.102547.2              2/18/93

   93.100316.4              1/12/93                555637               3/8/95

   93.400660.2              3/16/93

   93.400661.0              3/16/93

   93.400753.5              3/23/93

   93.104013.3              3/12/93

   93.104012.5              3/12/93

   93.103608.1               3/5/93

   93.102833.6              2/24/93

   93.102834.4              2/24/93

   93.104014.1              3/12/93

   93.907063.7              2/25/93                634044              4/17/96

   93.909149.2              3/23/93

   93.104813.6              3/24/93

   93.912067.1              3/23/93

   93.905901.0              2/12/93

   93.904729.6              1/29/93

   93.104436.6              3/18/93                564867               7/5/95

   93.908520.5              3/22/93

   93.108295.2              5/21/93

   93.303136.1              4/22/93

   93.910918.7              4/29/93

   93.109417.1              6/11/93

   93.916516.3              6/10/93

   93.100646.4              1/18/93

   93.101906.1               2/8/93

   93.401145.3               5/4/93

   93.110842.7               7/7/93

   93.109584.8              6/16/93

   93.915330.0              6/14/93

   93.915141.1              5/27/93

   93.916820.9              6/29/93

   93.111757.6              7/22/93

   93.916816.7              6/29/93

   93.113391.2              8/21/93

   93.918697.9              8/10/93

   93.402060.3              8/16/93

   93.115324.1              9/23/93

   93.114369.7               9/8/93

   93.115142.7              9/21/93

   93.307740.6              9/29/93                600587              2/14/96

   93.402245.0              9/15/93

   93.402465.4              10/7/93

   93.116231.7              10/7/93

   93.116230.9              10/7/93

   94.905614.7              6/29/93

   93.110591.0               7/2/93

   93.111010.0               7/9/93

   93.106714.4              4/26/93

   93.106968.6              4/29/93

   93.306669.8              8/23/93

   93.306350.5              8/11/93

   93.118552.4             11/18/93

   93.309507.7             11/29/93

   93.117308.2             10/26/93

   93.307739.8              9/29/93

   93.402182.5               9/8/93

   93.307792.7              9/30/93

   93.310237.8             12/17/93                605981              2/21/96

   93.308779.3              11/3/93

   93.403101.4             12/20/93

   93.403100.6             12/20/93

   93.403209.5             12/29/93

   93.309895.6              12/8/93

   94.905542.0             12/28/93

   93.308600.1             10/28/93

   94.907781.2               1/6/94

   93.121034.8             12/28/93

   93.922716.1              9/21/93

   93.118798.3             11/23/93

   93.110584.5               7/2/93

   93.115143.5              9/21/93

   93.116137.6              10/6/93

   93.919872.7               8/3/93

   94.907427.2               2/7/94

   94.907303.5              1/24/94

   94.104516.3              3/22/94

   94.104799.5              3/25/94

   94.400400.1              2/24/94

   94.301348.2              2/25/94

   94.301425.8              2/28/94

   94.907970.1               2/4/94

   94.400656.8              3/28/94

   94.400607.1              3/21/94

   94.909534.3               2/2/94

   93.115561.8              9/27/93

   93.119176.1             11/29/93

   94.400803.6               4/3/94

   94.400903.4              4/27/94

   94.905575.0               1/3/94

   94.400933.1              4/29/94

   94.905576.8               1/3/94

   94.907989.1               2/2/94

   93.308567.2             10/27/93

   93.118972.4             11/25/93

   93.121047.0             12/29/93

   93.119939.2             12/10/93

   94.400980.2               5/5/94

   94.304069.1               6/7/94

   94.920666.8               5/3/94

   94.916556.7              4/22/94

   94.919393.2               6/7/94

   94.918155.6              5/27/94

   94.915418.1              4/22/94

   94.401197.2              5/31/94

   94.401242.6               6/6/94

   94.401217.8               6/2/94

   94.101874.9               2/8/94

   94.101873.1               2/8/94

   94.103953.9              3/15/94

   94.110051.3              6/29/94

   94.401569.2               7/7/94

   94.916544.3              4/20/94

   94.305409.8              7/21/94

   94.911124.9               3/8/94

   94.401887.8              8/24/94

   94.401871.2              8/18/94

   94.401831.6               8/9/94

   94.922153.5              7/18/94

   94.929928.3              9/27/94

   94.305410.6              7/21/94

   94.113686.3               9/1/94

   94.307202.5              9/30/94

   94.116254.7             10/14/94

   94.116811.4             10/25/94

   94.106187.1              4/21/94

   94.110803.7              7/12/94

   94.115226.6              9/27/94

   94.109868.3              6/27/94

   94.110804.5              7/12/94

   94.111357.3              7/21/94

   94.110802.9              7/12/94

   94.111358.1              7/21/94

   94.114342.2              9/13/94

   94.120118.8             12/19/94

   94.119021.7              12/2/94

   94.402810.9              12/7/94

   95.400085.7              1/17/95

   94.402533.7              11/9/94

   94.118068.9             11/16/94

   94.307473.2             10/12/94

   93.925177.3              6/10/93

   94.902519.1               6/4/93

   93.925178.1              6/10/94

   93.922441.6               6/7/93

   93.925176.5               6/8/93

   93.922440.8               6/4/93

   94.117150.6             10/31/94

   94.115250.6              9/28/94

   94.117588.7              11/8/94

   95.906175.5               1/6/95

   95.115967.2             10/10/95

   95.102556.8              2/23/95

   95.103848.8              3/16/95

   95.301483.4               3/7/95

   95.301515.3               3/8/95

   95.104605.1              3/29/95

   95.105807.2              4/19/95

   95.912797.8               3/2/95

   95.101601.3               2/7/95

   95.907981.5               1/5/95

   95.906812.3              1/11/95

   95.907411.3              1/11/95

   95.105845.2              4/19/95

   95.105413.9              4/11/95

   95.917725.4              4/26/95

   95.912798.6               3/2/95

   95.911875.3              2/22/95

   95.102560.0              2/23/95

   95.914102.9              3/20/95

   95.910259.1              2/16/95

   94.119893.9             12/16/94

   95.915667.0              4/13/95

   95.920458.7              5/15/95

   95.914919.6              3/28/95

   95.921559.1               6/1/95

   95.921390.1              5/24/95

   95.921547.6               6/1/95

   95.924592.9              6/15/95

   95.923931.0              6/15/95

   95.919100.8               5/8/95

   95.916241.3              4/12/95

   95.917733.8              4/27/95

   95.919160.2              5/11/95

   95.919881.3              5/17/95

   95.917599.3              4/21/95

   95.914714.1              3/16/95

   95.915615.9               4/7/95

   95.914214.2              3/29/95

   95.401769.5              7/26/95

   95.108790.7               6/7/95

   95.101339.0               2/1/95

   95.101340.8               2/1/95

   95.101822.5              2/10/95

   95.401183.9              5/22/95

   95.106768.5               5/5/95

   95.401184.7              5/22/95

   95.915647.2               4/7/95

   95.401003.9               5/2/95

   95.402129.1              9/21/95

   95.116967.1             10/27/95

   95.922964.2               6/5/95

   95.115381.6              9/29/95

   95.103228.3               3/7/95

   95.926217.1              7/11/95

   95.926241.1              7/11/95

   95.114617.4              9/18/95

   95.115869.0              10/9/95

   95.924708.1              6/26/95

   95.116292.4             10/16/95

   95.116371.6             10/17/95

   95.104995.6               4/4/95

   95.104545.9              3/28/95

   95.104628.3              3/29/95

   95.104629.1              3/29/95

   95.104630.9              3/29/95

   95.922189.6               6/5/95

   96.400017.8               1/4/96

   95.308732.7              12/4/95

   95.106746.1               5/4/95

   95.108591.9               6/6/95

   95.921626.8               6/8/95

   95.108590.1               6/6/95

   95.109376.4              6/16/95

   96.104594.5              3/22/96

   96.100550.1              1/16/96

   95.307652.8             10/27/95

   95.307621.3             10/26/95

   95.307574.4             10/24/95

   95.108592.7               6/6/95

   95.114665.3              9/18/95

   95.110616.0               7/7/95

   95.109067.9              6/13/95

   96.103953.4              3/13/96

   96.302793.3              4/19/96

   95.114620.8              9/18/95

   96.105057.2              3/29/96

   96.107241.0               5/8/96

   95.114619.0              9/18/95

   96.102725.7              2/23/96

   96.102142.5              2/14/96

   96.105796.5              4/12/96

   96.104277.7              3/18/96

   96.302794.1              4/19/96

   96.102327.2              2/16/96

   96.106271.8              4/22/96


                                     FRANCE

    SERIAL NO.          FILING DATE            PATENT NO.           ISSUE DATE

      76.26858               9/7/76              76.26858              4/24/78

      77.14945              5/16/77              77.14945              1/16/84

      78.16702               6/5/78              78.16702              6/27/83

      79.10908              4/27/79              79.10908               7/8/85

   80.901034.1               5/2/80                 29837              4/25/84

      80.12393               6/4/80              80.12393               8/8/83

   79.302730.1             11/29/79                 12020              1/26/83

   81.301599.7              4/10/81                 40470              3/13/85

   80.901782.5              8/22/80                 35539              3/13/91

   80.901776.7               8/4/80                 35028              10/2/85

   81.900195.9             12/23/80                 44840              6/26/85

   81.303438.6              7/27/81                 46026             10/23/85

   82.302617.4              5/21/82                 65877               8/6/86

   82.302619.0              5/21/82                 68627              10/2/85

   81.830161.6              9/16/81                 48700               2/6/85

   83.300750.3              2/15/83                 87882              11/6/85

   83.301491.3              3/17/83                 91739              9/14/88

   83.303179.2               6/2/83                103352              4/19/89

   82.105055.6               6/9/82                 68207              1/16/85

   84.301177.6              2/23/84                117726              7/25/90

   83.303407.7              6/13/83                 98697              8/26/87

   82.108416.7              9/13/82                 75231              7/30/86

      83.12176              7/23/83              83.12176               2/3/86

   84.303492.7              5/23/84                127436               1/7/88

   83.306700.2              11/3/83                108615               1/7/88

   85.306999.5              10/1/85                177328               4/4/90

   88.109790.1              6/20/88                307554              6/30/93

   83.301090.3               3/1/83                 88581              5/13/87

   83.301146.3               3/3/83                 88595              9/24/86

   84.306682.0              9/28/84                136903               3/2/94

   85.902304.6              4/16/85                217792              9/27/89

   84.303082.6               5/8/84                125866               5/3/89

   84.303188.1              4/11/84                126595               1/7/88

   84.303187.3              5/11/84                125898               1/7/88

   85.305048.2              7/15/85                169049              5/29/91

   84.307236.4             10/19/84                140666              7/27/88

   85.306057.2              8/27/85                177166              3/11/92

   83.304363.1              7/28/83                102745               6/8/88

   84.306593.9              9/27/84                140582               8/2/89

   84.301156.0              2/23/84                120601             10/19/88

   84.900466.8             12/22/83                131032               7/8/87

   86.300846.2               2/7/86                194747              9/11/91

   85.303104.5               5/1/85                161870             12/19/90

   83.112639.6             12/15/83                114306              1/18/89

   84.301738.5              3/14/84                119830               1/7/88

   84.301740.1              3/14/84                119831               1/7/88

   84.110951.5              9/13/84                136603               1/7/88

   83.304664.2              8/12/83                101646              2/17/88

   83.304665.9              8/12/83                102781               2/3/88

   84.308904.6             12/19/84                146411              7/31/91

   85.301020.5              2/15/85                153167              3/27/91

      85.12559              8/21/85              85.12559              8/29/88

   85.306100.0              8/28/85                173563              12/5/90

   86.901248.4               2/5/86                259303              8/30/89

   85.308899.5              12/6/85                186356               2/6/91

   85.304569.8              6/26/85                170403             12/27/89

   85.304065.7               6/7/85                165031              1/29/92

   85.903125.4               6/6/85                188460               3/7/90

   85.304064.0               6/7/85                165030              7/31/91

   85.304699.3              6/28/85                168206              5/10/89

   86.300845.4               2/7/86                198575              5/23/90

   86.901196.5              1/27/86                217809             12/13/89

   85.308585.0             11/26/85                183528              1/31/90

   85.306028.3              8/23/85                175504               4/5/89

   85.306175.2              8/30/85                179555              3/23/88

   85.306958.1              9/30/85                177317              7/25/90

   86.303067.2              4/23/86                199596              6/27/90

   86.901689.9              2/24/86                215846               7/3/91

   86.300196.2              1/14/86                188362              9/13/89

   86.900987.8              1/23/86                213148              5/24/89

   85.114483.2             11/14/85                182293              9/27/89

   85.115316.3              12/3/85                185243               2/6/91

      86.03224               3/7/86              86.03224              6/10/94

   87.308008.9              9/10/87                260877              11/3/93

   86.305348.4              7/11/86                210026             10/16/91

   86.305167.8               7/3/86                208514              9/25/91

   87.304489.5              5/20/87                246879              8/28/91

   87.303516.6              4/22/87                243158             10/27/93

   86.108314.5              6/19/86                210409              8/19/92

   86.308908.2             11/14/86                228175              3/16/94

   86.309054.4             11/19/86                223606             12/15/93

   86.116812.8              12/3/86                226129              5/23/90

   87.101050.0              1/26/87                231850               1/2/92

   87.102165.5              2/16/87                234472             10/13/93

   88.306020.4               7/1/88                300631               9/8/93

   87.303282.5              4/14/87                242186              3/30/94

   87.303281.7              4/14/87                242185              1/12/94

   87.303293.2              4/14/87                242190               4/1/92

   87.303280.9              4/14/87                242184               6/8/94

   87.102936.9               3/2/87                236904

   87.103216.5               3/6/87                236975              11/2/89

   87.308492.5              9/25/87                265089             12/15/93

   87.105579.4              4/15/87                250740              8/12/92

   87.303738.6              4/28/87                244200             10/30/91

   87.305093.4               6/9/87                249443               5/9/90

   87.106045.5              4/24/87                244718              1/27/93

   87.306307.7              7/16/87                253665               1/2/92

   87.110202.6              7/15/87                254195             10/31/90

   88.301912.7               3/4/88                284230               5/4/94

   87.310449.1             11/26/87                271260               1/4/95

   87.310050.7             11/13/87

   88.302992.8               4/5/88                287256               6/1/94

   87.309137.5             10/15/87                264288              2/10/93

   88.300243.8              1/13/88                275189              3/29/95

   87.118064.2              12/7/87                271797              5/26/93

   87.118063.4              12/7/87                271796              8/23/95

   88.307435.3              8/11/88                306163               4/8/92

   88.305225.0               6/8/88                295078              3/10/93

   88.305226.8               6/8/88                295079              8/26/92

   88.302513.2              3/22/88                285308               6/2/93

   88.105870.5              4/13/88                289820              1/29/92

   89.301260.9               2/9/89                328391              1/11/95

   89.300761.7              1/26/89                327257              11/3/93

   88.110645.4               7/4/88                300257              1/20/93

   88.120638.7              12/9/88                321805              5/15/92

   88.119854.3             11/29/88

   89.300866.4              1/30/89                326433               4/3/96

   89.303876.0              4/19/89                339860               9/7/94

   89.304327.3              4/28/89                341877              12/7/94

   89.306299.2              6/22/89

   89.107012.0              4/19/89                342372               6/8/94

   89.305590.5               6/2/89                347074              8/17/94

   89.108559.9              5/12/89                345483             12/28/94

   89.112708.6              7/12/89                350883              1/17/96

   89.306578.9              6/28/89                350202              1/25/95

       89.3117              5/11/89

   89.308395.6              8/18/89                356163              12/8/93

   89.308602.5              8/24/89                356238             10/26/94

       89.2856              4/26/89

   89.308110.9               8/9/89                356069               5/4/94

   89.308278.4              8/15/89                356115              3/16/94

   89.309128.0               9/8/89

   89.310376.2             10/11/89                366300              2/23/94

   89.121310.0             11/17/89

   89.312472.7             11/30/89                377961             10/12/94

   90.300405.9              1/15/90                379324              3/15/95

   90.302863.7              3/16/90                391560              6/28/95

   90.105420.5              3/22/90

   90.305728.9              5/25/90

   90.305114.2              5/11/90

   90.304916.1               5/8/90                397435               2/2/94

   90.110680.7               6/6/90

   90.306190.1               6/7/90                403157              1/11/95

   90.307938.2              7/20/90                409636               9/1/93

   90.307939.0              7/20/90                409637              6/21/95

   90.308153.7              7/25/90

   90.307478.9               7/9/90                415535              9/20/95

   90.112830.6               7/5/90

   90.308338.4              7/30/90                411860               5/1/96

   90.308543.9               8/2/90                412730              3/29/95

   90.117564.6              9/12/90

   90.310653.2              9/28/90                420675              6/28/95

   90.118915.9              10/4/90

   90.311399.1             10/17/90

   90.311762.0             10/26/90                426392               8/2/95

   90.311514.5             10/19/90                424174              9/20/95

   90.312531.8             11/16/90                434213               4/5/95

   90.313630.7             12/14/90

   90.313985.5             12/20/90                443266              4/27/94

   91.300700.1              1/30/91

   90.124428.5             12/17/90

   90.124427.7             12/17/90

   90.124426.9             12/17/90

   91.303413.8              4/17/91                453256              9/21/94

   91.303797.4              4/26/91

   91.303161.3              4/10/91                452110              10/4/95

   91.303325.4              4/16/91

   91.304597.7              5/21/91

   91.304599.3              5/21/91

   91.305699.0              6/24/91                465078              6/28/95

   91.110403.2              6/24/91

   91.914483.2              6/28/91                540656              9/28/94

   91.912778.7               7/1/91                542763              1/25/95

   91.914655.5               7/1/91                542850              2/16/94

   91.306367.3              7/15/91                467609              2/21/96

   91.307651.9              8/20/91

   91.307443.1              8/13/91

   91.307991.9              8/30/91

   91.916460.8              6/13/91

   91.918892.0              6/14/91

   91.110404.0              6/24/91

   91.308298.8              9/11/91

   91.115715.4              9/17/91

   91.115719.6              9/17/91

   91.918414.3              9/12/91

   91.309940.4             10/28/91                488525             12/20/95

   91.310754.6             11/21/91

   91.117777.2             10/18/91

   92.904576.3               1/8/92

   92.100589.8              1/15/92

   92.301237.1              2/14/92

   92.301234.8              2/14/92

   92.908467.1             10/26/92                572568              1/11/95

   91.121710.7             12/18/91                480483              1/18/95

   92.301457.5              2/21/92                508573               6/7/95

   92.302146.3              3/12/92

   92.302699.1              3/27/92

   92.303576.0              4/22/92

   92.303315.3              4/14/92                509745             12/27/95

   92.303316.1              4/14/92

   92.104552.2              3/17/92

   92.104551.4              3/17/92                509253              9/14/94

   92.305157.7               6/5/92

   92.106738.5              4/21/92

   92.303891.3              4/30/92

        92.138               3/4/92

   92.111476.5               7/7/92

   92.306306.9               7/9/92

   92.111248.8               7/2/92                523465             12/28/94

   92.111247.0               7/2/92

   92.306505.6              7/16/92

   92.307581.6              8/19/92

   92.306617.9              7/20/92

   92.306618.7              7/20/92                530963             10/11/95

   92.913673.7              5/26/92                600898              9/13/95

   92.307582.4              8/19/92

   92.914977.1               7/7/92                602051              9/13/95

   92.115250.0               9/7/92

   92.115267.4               9/7/92                534218              6/21/95

   92.115252.6               9/7/92

   92.918466.1              8/10/92                604472              11/8/95

       92.1104              9/16/92

   92.307707.7              8/24/92

   92.308594.8              9/22/92

   92.309297.7             10/13/92

   92.308998.1              10/1/92

   92.307545.1              8/18/92

   92.117382.9             10/12/92

   92.117381.1             10/12/92

   92.307718.4              8/24/92                539001              6/21/95

   92.308597.1              9/22/92                536913              7/26/95

   92.308997.3              10/1/92

   92.307546.9              8/18/92

   92.111055.7              6/30/92

   91.117859.8             10/19/91

   92.115266.6               9/7/92

   92.923063.9             10/22/92

   93.300168.7              1/12/93

   92.121970.5             12/24/92

   93.901286.0             12/14/92

   93.102547.2              2/18/93

   93.100316.4              1/12/93                555637               3/8/95

   93.903628.1              1/22/93                627115              8/23/95

   93.400753.5              3/23/93

   93.103608.1               3/5/93

   93.102833.6              2/24/93

   93.102834.4              2/24/93

   92.104014.1              3/12/93

   93.104012.5              3/12/93

   93.104013.3              3/12/93

   93.400660.2              3/16/93

   93.402182.5               9/8/93

   93.909149.2              3/23/93

   93.104813.6              3/24/93

   93.905901.0              2/12/93

   93.904729.6              1/29/93

   93.104436.6              3/18/93                564867               7/5/95

   93.908520.5              3/22/93

   93.108295.2              5/21/93

   93.910918.7              4/29/93

   93.303136.1              4/22/93

      93.07063              6/11/93              93.07063               6/2/95

   93.109417.1              6/11/93

      93.07189              6/15/93              93.07189              6/16/95

   93.916516.3              6/10/93

   93.401145.3               5/4/93

   93.110842.7               7/7/93

   93.109584.8              6/16/93

   93.916820.9              6/29/93

   93.111757.6              7/22/93

   93.915141.1              5/27/93

   93.915330.0              6/14/93

   93.916816.7              6/29/93

   93.918697.9              8/10/93

   93.402060.3              8/16/93

   93.115324.1              9/23/93

   93.114369.7               9/8/93

   93.307740.6              9/29/93                600587              2/14/96

   93.115142.7              9/21/93

   93.100646.4              1/18/93

   93.101906.1               2/8/93

   93.116230.9              10/7/93

   93.116231.7              10/7/93

   93.402465.4              10/7/93

   93.402245.0              9/15/93

   94.905614.7              6/29/93

   93.106714.4              4/26/93

   93.106968.6              4/29/93

   93.306350.5              8/11/93

   93.306669.8              8/23/93

   92.917131.2              8/12/92

   93.118552.4             11/18/93

   93.309507.7             11/29/93

   93.117308.2             10/26/93

   93.307739.8              9/29/93

   93.307792.7              9/30/93

   93.308779.3              11/3/93

   93.403209.5             12/29/93

   94.905542.0             12/28/93

   93.308600.1             10/28/93

   94.907781.2               1/6/94

   93.121034.8             12/28/93

   93.922716.1              9/21/93

   93.118798.3             11/23/93

   93.309895.6              12/8/93

   93.403100.6             12/20/93

   93.403101.4             12/20/93

   93.310237.8             12/17/93                605981              2/21/96

   93.110591.0               7/2/93

   93.111010.0               7/9/93

   93.110584.5               7/2/93

   94.907427.2               2/7/94

   94.907303.5              1/24/94

   94.104516.3              3/22/94

   94.104799.5              3/25/94

   94.400400.1              2/24/94

   94.301348.2              2/25/94

   94.301425.8              2/28/94

   94.907970.1               2/4/94

   94.400656.8              3/28/94

   94.400607.1              3/21/94

   94.909534.3               2/2/94

   94.400803.6               4/3/94

   94.400903.4              4/27/94

   94.905575.0               1/3/94

   94.907989.1               2/2/94

   94.905576.8               1/3/94

   94.400933.1              4/29/94

   93.308567.2             10/27/93

   93.115143.5              9/21/93

   93.116137.6              10/6/93

   93.115561.8              9/27/93

   93.119176.1             11/29/93

   93.118972.4             11/25/93

       94.5173              9/21/94

      96.05232              4/25/96

       96.0791               2/8/96               96.0791               2/8/96

   95.119618.7             12/13/95


                                     GEORGIA

    SERIAL NO.          FILING DATE            PATENT NO.           ISSUE DATE

           643              7/20/93

                                     GERMANY

    SERIAL NO.          FILING DATE          PATENT NO.            ISSUE DATE

    P2824556.9               6/5/78             2824556               3/22/90

    P2917483.2              4/30/79             2917483               1/24/91

   80.901034.1               5/2/80               29837               4/25/84

    P2953375.3             11/29/79

   81.301599.7              4/10/81               40470               3/13/85

   80.901782.5              8/22/80               35539               3/13/91

   80.901776.7               8/4/80               35028               10/2/85

   81.900195.9             12/23/80               44840               6/26/85

   82.302617.4              5/21/82               65877                8/6/86

   82.302619.0              5/21/82               68627               10/2/85

   81.830161.6              9/16/81               48700                2/6/85

   81.303438.6              7/27/81               46026              10/23/85

   83.300750.3              2/15/83               87882               11/6/85

   83.301491.3              3/17/83               91739               9/14/88

    P3310609.6              3/23/83

   83.303179.2               6/2/83              103352               4/19/89

   82.105055.6               6/9/82               68207               1/16/85

   84.301739.3              3/14/84              119102              10/19/88

   84.301177.6              2/23/84              117726               7/25/90

   83.303407.7              6/13/83               98697               8/26/87

   82.108416.7              9/13/82               75231               7/30/86

   84.303492.7              5/23/84              127436                1/7/88

   83.306700.2              11/3/83              108615                1/7/88

   85.306999.5              10/1/85              177328                4/4/90

   84.300982.0              2/15/84              119740               11/4/87

   88.109790.1              6/20/88              307554               6/30/93

   83.301090.3               3/1/83               88581               5/13/87

   83.301146.3               3/3/83               88595               9/24/86

   84.306682.0              9/28/84              136903                3/2/94

   84.303082.6               5/8/84              125866                5/3/89

   85.902304.6              4/16/85              217792               9/27/89

   84.303188.1              4/11/84              126595                1/7/88

   84.303187.3              5/11/84              125898                1/7/88

   85.305048.2              7/15/85              169049               5/29/91

   84.307236.4             10/19/84              140666               7/27/88

   85.306057.2              8/27/85              177166               3/11/92

   83.304363.1              7/28/83              102745                6/8/88

   84.306593.9              9/27/84              140582                8/2/89

   84.301156.0              2/23/84              120601              10/19/88

   84.900466.8             12/22/83              131032                7/8/87

   86.300846.2               2/7/86              194747               9/11/91

   85.303104.5               5/1/85              161870              12/19/90

   83.112639.6             12/15/83              114306               1/18/89

   84.301738.5              3/14/84              119830                1/7/88

   84.301740.1              3/14/84              119831                1/7/88

   84.110951.5              9/13/84              136603                1/7/88

   83.304665.9              8/12/83              102781                2/3/88

   83.304664.2              8/12/83              101646               2/17/88

   84.308904.6             12/19/84              146411               7/31/91

   85.301020.5              2/15/85              153167               3/27/91

   85.306030.9              8/23/85              179554              12/27/89

   85.306100.0              8/28/85              173563               12/5/90

   86.901248.4               2/5/86              259303               8/30/89

   85.308899.5              12/6/85              186356                2/6/91

   85.304065.7               6/7/85              165031               1/29/92

   85.903125.4               6/6/85              188460                3/7/90

   85.304064.0               6/7/85              165030               7/31/91

   85.304699.3              6/28/85              168206               5/10/89

   86.300845.4               2/7/86              198575               5/23/90

   86.901196.5              1/27/86              217809              12/13/89

   85.308585.0             11/26/85              183528               1/31/90

   86.303870.9              5/21/86

   85.306028.3              8/23/85              175504                4/5/89

   85.306175.2              8/30/85              179555               3/23/88

   85.306958.1              9/30/85              177317               7/25/90

   86.303067.2              4/23/86              199596               6/27/90

   86.901689.9              2/24/86              215846                7/3/91

   86.300196.2              1/14/86              188362               9/13/89

   86.900987.8              1/23/86              213148               5/24/89

   85.114483.2             11/14/85              182293               9/27/89

   85.115316.3              12/3/85              185243                2/6/91

    P3607873.5              3/10/86

   88.310004.2             10/25/88              314424              11/18/93

    P3619010.1               6/6/86

   87.308008.9              9/10/87              260877               11/3/93

   86.305348.4              7/11/86              210026              10/16/91

   87.306020.6               7/8/87              255250                9/1/93

   86.305167.8               7/3/86              208514               9/25/91

   87.304489.5              5/20/87              246879               8/28/91

   87.304697.3              5/27/87              250112               7/21/93

   87.303516.6              4/22/87              243158              10/27/93

    P3702189.3              1/26/87

   86.108314.5              6/19/86              210409               8/19/92

   86.308908.2             11/14/86              228175               3/16/94

   86.309054.4             11/19/86              223606              12/15/93

   86.116812.8              12/3/86              226129               5/23/90

   87.101050.0              1/26/87              231850                1/2/92

   87.102165.5              2/16/87              234472              10/13/93

   88.306020.4               7/1/88              300631                9/8/93

   87.303282.5              4/14/87              242186               3/30/94

   87.303281.7              4/14/87              242185               1/12/94

   87.303293.2              4/14/87              242190                4/1/92

   87.303280.9              4/14/87              242184                6/8/94

   87.102936.9               3/2/87              236904

   87.103216.5               3/6/87              236975               11/2/89

   87.308492.5              9/25/87              265089              12/15/93

   87.105579.4              4/15/87              250740               8/12/92

   87.303738.6              4/28/87              244200              10/30/91

    P3711524.3               4/6/87

   87.305093.4               6/9/87              249443                5/9/90

   87.106045.5              4/24/87              244718               1/27/93

    P3913630.2              4/25/89

   87.306307.7              7/16/87              253665                1/2/92

   87.110202.6              7/15/87              254195              10/31/90

   88.301912.7               3/4/88              284230                5/4/94

   87.310449.1             11/26/87              271260                1/4/95

   87.310050.7             11/13/87

   88.302992.8               4/5/88              287256                6/1/94

   87.309137.5             10/15/87              264288               2/10/93

   88.300243.8              1/13/88              275189               3/29/95

   87.118064.2              12/7/87              271797               5/26/93

   87.118063.4              12/7/87              271796               8/23/95

   88.307435.3              8/11/88              306163                4/8/92

   88.305225.0               6/8/88              295078               3/10/93

   88.305226.8               6/8/88              295079               8/26/92

   88.303548.7              4/20/88              288261              10/30/91

   88.302513.2              3/22/88              285308                6/2/93

   88.304770.6              5/26/88              294969               2/10/93

   88.306742.3              7/22/88              307081                9/8/93

   88.105870.5              4/13/88              289820               1/29/92

   89.301260.9               2/9/89              328391               1/11/95

   89.300761.7              1/26/89              327257               11/3/93

   88.110645.4               7/4/88              300257               1/20/93

   88.120638.7              12/9/88              321805               5/15/92

   88.119854.3             11/29/88

   89.300866.4              1/30/89              326433                4/3/96

   89.301418.3              2/15/89              329396               9/14/94

   89.303876.0              4/19/89              339860                9/7/94

   89.304327.3              4/28/89              341877               12/7/94

    P3909251.8              3/21/89

   89.306299.2              6/22/89

   89.107012.0              4/19/89              342372                6/8/94

   89.305590.5               6/2/89              347074               8/17/94

   89.108559.9              5/12/89              345483              12/28/94

   89.112708.6              7/12/89              350883               1/17/96

   89.306968.2              7/10/89              351160               12/1/93

   89.306578.9              6/28/89              350202               1/25/95

    M8903947.5              5/31/89          M8903947.5                8/1/90

   89.308395.6              8/18/89              356163               12/8/93

   89.308602.5              8/24/89              356238              10/26/94

    M8903415.5               5/9/89          M8903415.5                9/7/89

   89.308110.9               8/9/89              356069                5/4/94

   89.308278.4              8/15/89              356115               3/16/94

   89.309128.0               9/8/89

   89.310376.2             10/11/89              366300               2/23/94

   89.121310.0             11/17/89

   89.312472.7             11/30/89              377961              10/12/94

   90.300405.9              1/15/90              379324               3/15/95

   90.301106.2               2/2/90              382422                4/7/93

   90.301854.7              2/21/90              385646               10/6/93

   90.302863.7              3/16/90              391560               6/28/95

   90.305728.9              5/25/90

   90.105420.5              3/22/90

   90.305114.2              5/11/90

   90.304916.1               5/8/90              397435                2/2/94

   90.110680.7               6/6/90

   90.306190.1               6/7/90              403157               1/11/95

   90.307939.0              7/20/90              409637               6/21/95

   90.307938.2              7/20/90              409636                9/1/93

   90.308153.7              7/25/90

   90.307478.9               7/9/90              415535               9/20/95

   90.306722.1              6/20/90              410575

   90.112830.6               7/5/90

   90.308338.4              7/30/90              411860                5/1/96

   90.308543.9               8/2/90              412730               3/29/95

   90.117564.6              9/12/90

   90.310653.2              9/28/90              420675               6/28/95

   90.311399.1             10/17/90

   90.118915.9              10/4/90

   90.311762.0             10/26/90              426392                8/2/95

   90.311514.5             10/19/90              424174               9/20/95

    G9014850.9             10/26/90          G9014850.9               1/10/91

   90.312531.8             11/16/90              434213                4/5/95

   90.313630.7             12/14/90

   90.313985.5             12/20/90              443266               4/27/94

   91.300700.1              1/30/91

   90.124428.5             12/17/90

    G9101648.7              2/13/91          G9101648.7                5/2/91

   90.124427.7             12/17/90

   90.124426.9             12/17/90

   91.300763.9              1/31/91

    G9104813.3              4/19/91          G9104813.3                8/1/91

    P4111185.0               4/6/91

   91.303797.4              4/26/91

   91.303413.8              4/17/91              453256               9/21/94

   91.303161.3              4/10/91              452110               10/4/95

   91.303325.4              4/16/91

   91.304599.3              5/21/91

   91.304597.7              5/21/91

   91.305699.0              6/24/91              465078               6/28/95

    M9101795.5              3/12/91             9101795               6/18/91

   91.110403.2              6/24/91

   91.914483.2              6/28/91              540656               9/28/94

   91.912778.7               7/1/91              542763               1/25/95

   91.914655.5               7/1/91              542850               2/16/94

   91.306367.3              7/15/91              467609               2/21/96

    G9109937.4              8/10/91          G9109937.4              12/12/91

   91.307991.9              8/30/91

   91.307443.1              8/13/91

   91.307651.9              8/20/91

   91.916460.8              6/13/91

   91.918892.0              6/14/91

   91.110404.0              6/24/91

   91.308298.8              9/11/91

   91.115715.4              9/17/91

   91.115719.6              9/17/91

    P4221869.1               7/3/92

   91.918414.3              9/12/91

   91.309940.4             10/28/91              488525              12/20/95

   91.310754.6             11/21/91

   91.117777.2             10/18/91

   92.904576.3               1/8/92

   92.100589.8              1/15/92

    G9201969.2              2/14/92         G 9201969.2               6/17/92

   92.302055.6              3/11/92

   92.301237.1              2/14/92

   92.301234.8              2/14/92

   92.908467.1             10/26/92              572568               1/11/95

   91.121710.7             12/18/91              480483               1/18/95

   92.301457.5              2/21/92              508573                6/7/95

   92.302146.3              3/12/92

   92.302699.1              3/27/92

   92.303576.0              4/22/92

   92.303315.3              4/14/92              509745              12/27/95

   92.303316.1              4/14/92

   92.104552.2              3/17/92

   92.104551.4              3/17/92              509253               9/14/94

    P4133507.4             10/10/91          DE 4133507               3/11/93

   92.106738.5              4/21/92

   92.305157.7               6/5/92

   92.303891.3              4/30/92

    M9201855.6               3/4/92          M9201855.6               6/25/92

   92.111476.5               7/7/92

   92.306306.9               7/9/92

    P4222448.9               7/8/92

   92.111248.8               7/2/92              523465              12/28/94

   92.111247.0               7/2/92

   92.306618.7              7/20/92              530963              10/11/95

   92.306617.9              7/20/92

   92.307581.6              8/19/92

   92.306505.6              7/16/92

   92.913673.7              5/26/92              600898               9/13/95

   92.307582.4              8/19/92

    G9212915.3              9/25/92          G9212915.3                2/4/93

    G9212932.3              9/25/92          G9212932.3               1/28/93

    G9211029.0              8/18/92          G9211029.0               1/14/93

    G9211030.4              8/18/92          G9211030.4               1/28/93

    G9212914.5              9/25/92          G9212914.5               1/28/93

    G9211031.2              8/18/92          G9211031.2               1/28/93

   92.918466.1              8/10/92              604472               11/8/95

   92.115252.6               9/7/92

   92.115267.4               9/7/92              534218               6/21/95

   92.307707.7              8/24/92

   92.115250.0               9/7/92

   92.914977.1               7/7/92              602051               9/13/95

    G9213561.7             10/10/92          G9213561.7               2/11/93

   92.308593.0              9/22/92

   92.308998.1              10/1/92

   92.307718.4              8/24/92              539001               6/21/95

   92.309297.7             10/13/92

   92.308594.8              9/22/92

   92.308597.1              9/22/92              536913               7/26/95

   92.308997.3              10/1/92

   92.117381.1             10/12/92

   92.117382.9             10/12/92

   92.307545.1              8/18/92

   92.307546.9              8/18/92

   92.111055.7              6/30/92

   91.117859.8             10/19/91

   92.115266.6               9/7/92

   92.309223.3              10/9/92

   92.121970.5             12/24/92

   93.300168.7              1/12/93

   92.923063.9             10/22/92

   93.901286.0             12/14/92

   93.903628.1              1/22/93              627115               8/23/95

   93.102547.2              2/18/93

   93.100316.4              1/12/93              555637                3/8/95

   92.104014.1              3/12/93

   93.102834.4              2/24/93

   93.102833.6              2/24/93

   93.103608.1               3/5/93

   93.104012.5              3/12/93

   93.104013.3              3/12/93

   93.400753.5              3/23/93

   93.400660.2              3/16/93

   93.908520.5              3/22/93

   93.104436.6              3/18/93              564867                7/5/95

   93.402182.5               9/8/93

   93.904729.6              1/29/93

   93.905901.0              2/12/93

   93.104813.6              3/24/93

   93.907063.7              2/25/93              634044               4/17/96

   93.909149.2              3/23/93

   93.108295.2              5/21/93

   93.910918.7              4/29/93

   93.303136.1              4/22/93

   93.916516.3              6/10/93

   93.109417.1              6/11/93

   93.401145.3               5/4/93

   93.111757.6              7/22/93

   93.916820.9              6/29/93

   93.915141.1              5/27/93

   93.915330.0              6/14/93

   93.109584.8              6/16/93

   93.110842.7               7/7/93

   93.916816.7              6/29/93

   93.113391.2              8/21/93

   93.918697.9              8/10/93

   93.402060.3              8/16/93

   93.115324.1              9/23/93

   93.114369.7               9/8/93

    P4331786.3              9/18/93

   93.115142.7              9/21/93

   93.307740.6              9/29/93              600587               2/14/96

   93.101906.1               2/8/93

   93.100646.4              1/18/93

   93.116230.9              10/7/93

   93.116231.7              10/7/93

   93.402465.4              10/7/93

   93.402245.0              9/15/93

   94.905614.7              6/29/93

   93.106714.4              4/26/93

   93.106968.6              4/29/93

   93.306350.5              8/11/93

   93.306669.8              8/23/93

   92.917131.2              8/12/92

   93.118552.4             11/18/93

   93.307792.7              9/30/93

   93.307739.8              9/29/93

   93.117308.2             10/26/93

   93.309507.7             11/29/93

   93.118798.3             11/23/93

   93.922716.1              9/21/93

   94.907781.2               1/6/94

   93.308600.1             10/28/93

   94.905542.0             12/28/93

   93.309895.6              12/8/93

   93.403209.5             12/29/93

   93.403100.6             12/20/93

   93.403101.4             12/20/93

   93.308779.3              11/3/93

   93.310237.8             12/17/93              605981               2/21/96

   93.110591.0               7/2/93

   93.111010.0               7/9/93

   93.110584.5               7/2/93

   93.919872.7               8/3/93

    G9402028.0               2/8/94          G9402028.0                6/9/94

   94.907427.2               2/7/94

   94.104516.3              3/22/94

   94.907303.5              1/24/94

   94.104799.5              3/25/94

   94.400400.1              2/24/94

   94.909534.3               2/2/94

   94.400607.1              3/21/94

   94.400656.8              3/28/94

   94.907970.1               2/4/94

   94.301425.8              2/28/94

   94.301348.2              2/25/94

   94.907989.1               2/2/94

   94.905576.8               1/3/94

   94.400933.1              4/29/94

   94.905575.0               1/3/94

   94.400903.4              4/27/94

   94.400803.6               4/3/94

   93.308567.2             10/27/93

       MR20773               4/7/83             MR20773                4/7/83

   93.116137.6              10/6/93

   93.115143.5              9/21/93

   93.115561.8              9/27/93

   93.119176.1             11/29/93

   93.118972.4             11/25/93

    P4426418.6              7/26/94

    G9303488.1              3/10/93

    P4434071.0              9/23/94

    P4440006.3              11/9/94

    M9406784.8               9/1/94          M9406784.8              10/18/94

    29505079.9              3/24/95          29505079.9               7/27/95

    19502474.5              1/27/95

    19507228.6               3/2/95

    19523029.9              6/24/95

    19524975.5               7/8/95

   P19521088.3               6/9/95

    19531440.9              8/26/95

    19546347.1             12/12/95

    19542022.5             11/10/95

    19605854.6              2/16/96

    19611437.3              3/22/96

    M9601784.8              2/15/96
           QQQ

   95.119618.7             12/13/95


                                     GREECE

    SERIAL NO.          FILING DATE          PATENT NO.            ISSUE DATE

         70709               3/7/83               77174               9/10/84


                                    HONG KONG

    SERIAL NO.          FILING DATE          PATENT NO.            ISSUE DATE

                                                    346                5/2/85

                                                 944/89              11/30/89

                                                 975/90              11/22/90

                                                 416/88                6/2/88

                                                 288/89                4/6/89

                                                 898/89               11/9/89

                                                 396/90               5/24/90

                                                 207/90               3/15/90

                                                 326/90               4/26/90

                                                 139/90               2/22/90

                                                  36/91               1/10/91

                                                    205               3/11/93


                                     HUNGARY

    SERIAL NO.          FILING DATE          PATENT NO.            ISSUE DATE

      P9400310              6/10/93


                                      INDIA

    SERIAL NO.          FILING DATE          PATENT NO.            ISSUE DATE

    818/CAL/83               7/1/83              160847                8/5/88


                                     IRELAND

    SERIAL NO.          FILING DATE          PATENT NO.            ISSUE DATE

       1277/85              5/22/85               56666               5/22/85

   93.403101.4             12/20/93


                                     ISRAEL

    SERIAL NO.          FILING DATE          PATENT NO.            ISSUE DATE

         97508              3/11/91               97508               12/1/95

         97651              3/22/91               97651               8/13/94

        106251               7/6/93

        106252               7/6/93

        109955               6/9/94

        113000              3/15/95

        112660              2/15/95

        112552               2/6/95

        112425              1/24/95

        113242               4/4/95

        113240               4/4/95

        113198              3/30/95

        115114              8/31/95

        115056              8/24/95

        115630             10/13/95


                                      ITALY

    SERIAL NO.          FILING DATE          PATENT NO.            ISSUE DATE

    51162-A/76               9/7/76             1076806               4/27/85

   81.303438.6              7/27/81               46026              10/23/85

    23613-A/77              5/16/77             1077169                5/4/85

    48892-A/79              4/30/79             1116471               2/10/86

    48883-A/80               6/4/80             1145375               11/5/86

   79.302730.1             11/29/79               12020               1/26/83

    24458-A/80               9/4/80             1132651                7/2/86

    49335-A/81              9/21/81             1171544               6/10/87

   82.302617.4              5/21/82               65877                8/6/86

   82.302619.0              5/21/82               68627               10/2/85

    49692-A/80              9/17/80             1129033                6/4/86

   83.300750.3              2/15/83               87882               11/6/85

   83.301491.3              3/17/83               91739               9/14/88

   83.303179.2               6/2/83              103352               4/19/89

    48720-A/81              6/19/81             1142448               10/8/86

   84.301177.6              2/23/84              117726               7/25/90

   83.303407.7              6/13/83               98697               8/26/87

    49351-A/81              9/23/81             1171550               6/10/87

   84.303492.7              5/23/84              127436                1/7/88

   83.306700.2              11/3/83              108615                1/7/88

   85.306999.5              10/1/85              177328                4/4/90

    49559-A/81             10/23/81             1210583               9/14/89

   83.301090.3               3/1/83               88581               5/13/87

    65202-A/82               3/8/82             1193024                6/2/88

   84.303082.6               5/8/84              125866                5/3/89

   85.902304.6              4/16/85              217792               9/27/89

   85.305048.2              7/15/85              169049               5/29/91

   84.307236.4             10/19/84              140666               7/27/88

   85.306057.2              8/27/85              177166               3/11/92

   83.304363.1              7/28/83              102745                6/8/88

   84.306593.9              9/27/84              140582                8/2/89

   84.301156.0              2/23/84              120601              10/19/88

   86.300846.2               2/7/86              194747               9/11/91

   85.303104.5               5/1/85              161870              12/19/90

    65213-A/82             12/24/82             1218307               4/12/90

   84.301738.5              3/14/84              119830                1/7/88

   84.301740.1              3/14/84              119831                1/7/88

    65203-A/82               3/8/82             1224104               9/26/90

    65214-A/83              9/30/83             1175018                7/1/87

   83.304665.9              8/12/83              102781                2/3/88

   83.304664.2              8/12/83              101646               2/17/88

   84.308904.6             12/19/84              146411               7/31/91

   85.301020.5              2/15/85              153167               3/27/91

    48464-A/85               8/9/85             1182813               10/5/87

   85.306100.0              8/28/85              173563               12/5/90

   86.901248.4               2/5/86              259303               8/30/89

   85.308899.5              12/6/85              186356                2/6/91

   85.903125.4               6/6/85              188460                3/7/90

   85.304064.0               6/7/85              165030               7/31/91

   85.304699.3              6/28/85              168206               5/10/89

   86.300845.4               2/7/86              198575               5/23/90

   86.901196.5              1/27/86              217809              12/13/89

   85.308585.0             11/26/85              183528               1/31/90

   85.306028.3              8/23/85              175504                4/5/89

   85.306175.2              8/30/85              179555               3/23/88

   85.306958.1              9/30/85              177317               7/25/90

   86.303067.2              4/23/86              199596               6/27/90

   86.300196.2              1/14/86              188362               9/13/89

   86.900987.8              1/23/86              213148               5/24/89

   85.114483.2             11/14/85              182293               9/27/89

    24093-A/84             12/17/84             1179519               9/16/87

    47724-A/86               3/6/86             1190221               2/16/88

   87.308008.9              9/10/87              260877               11/3/93

   86.305348.4              7/11/86              210026              10/16/91

   86.305167.8               7/3/86              208514               9/25/91

   87.304697.3              5/27/87              250112               7/21/93

   87.303516.6              4/22/87              243158              10/27/93

    21545-A/85              7/11/85             1186757              12/16/87

   86.309054.4             11/19/86              223606              12/15/93

    23302-A/85             12/20/85             1188210                1/7/88

    19334-A/86               2/7/86             1188549               1/14/88

    19519-A/86              2/24/86             1188553               1/20/88

   88.306020.4               7/1/88              300631                9/8/93

   87.303281.7              4/14/87              242185               1/12/94

   87.303293.2              4/14/87              242190                4/1/92

   87.303280.9              4/14/87              242184                6/8/94

    19729-A/86              3/12/86             1204836               3/10/89

    19728-A/86              3/12/86             1204835               3/10/89

   87.308492.5              9/25/87              265089              12/15/93

    20238-A/86              4/28/86             1204319                3/1/89

   87.303738.6              4/28/87              244200              10/30/91

   87.305093.4               6/9/87              249443                5/9/90

    20369-A/86               5/8/86             1189111               1/28/88

    20769-A/86              6/12/86             1189167               1/28/88

   87.306307.7              7/16/87              253665                1/2/92

    21207-A/86              7/23/86             1196972              11/25/88

   88.301912.7               3/4/88              284230                5/4/94

   87.310449.1             11/26/87              271260                1/4/95

   88.302992.8               4/5/88              287256                6/1/94

   87.309137.5             10/15/87              264288               2/10/93

    22741-A/86             12/18/86             1199805                1/5/89

    22742-A/86             12/18/86             1199806                1/5/89

   88.305225.0               6/8/88              295078               3/10/93

   88.305226.8               6/8/88              295079               8/26/92

   88.303548.7              4/20/88              288261              10/30/91

   88.302513.2              3/22/88              285308                6/2/93

    20751-A/87               6/2/87             1215535               2/14/90

    20435-A/87               5/8/87             1204570               3/10/89

   89.301260.9               2/9/89              328391               1/11/95

    21373-A/87              7/21/87             1222087               8/31/90

    23154-A/87             12/22/87

    23055-A/87             12/17/87             1223507               9/19/90

   89.300866.4              1/30/89              326433                4/3/96

   89.303876.0              4/19/89              339860                9/7/94

   89.304327.3              4/28/89              341877               12/7/94

    19862-A/88              3/21/88             1216162               2/22/90

   89.306299.2              6/22/89

    21361-A/88              7/14/88             1226917               2/22/91

    20633-A/88              5/19/88             1217643               3/30/90

    20903-A/88               6/9/88             1217814               3/30/90

    22737-A/88             11/25/88             1227930               5/14/91

    19993-A/89               4/3/89             1229224               7/26/91

   89.112708.6              7/12/89              350883               1/17/96

   89.308395.6              8/18/89              356163               12/8/93

   89.308602.5              8/24/89              356238              10/26/94

    35742-B/89               5/5/89               57301               2/28/92

   89.308110.9               8/9/89              356069                5/4/94

   89.308278.4              8/15/89              356115               3/16/94

    20883-A/89              6/15/89             1230287              10/18/91

   89.309128.0               9/8/89

   89.310376.2             10/11/89              366300               2/23/94

    22029-A/89             10/16/89             1236950                5/7/93

    21165-A/89              7/12/89             1230335              10/18/91

   89.312472.7             11/30/89              377961              10/12/94

    21815-A/89              9/25/89             1232339               1/28/92

   90.300405.9              1/15/90              379324               3/15/95

    22218-A/89             10/31/89             1236561               3/11/93

    22219-A/89             10/31/89             1236562               3/11/93

   90.302863.7              3/16/90              391560               6/28/95

    19235-A/90               2/1/90

   90.305728.9              5/25/90

   90.305114.2              5/11/90

    21647-A/90              10/5/90             1249543               2/28/95

    19767-A/90              3/22/91             1241075              12/29/93

   90.304916.1               5/8/90              397435                2/2/94

    19645-A/90              3/12/90             1240596              12/17/93

   90.307939.0              7/20/90              409637               6/21/95

   90.307938.2              7/20/90              409636                9/1/93

   90.308153.7              7/25/90

   90.307478.9               7/9/90              415535               9/20/95

    20997-A/90              7/20/90             1246183              11/16/94

    20347-A/90              5/17/90             1240650              12/17/93

   90.308338.4              7/30/90              411860                5/1/96

   90.310653.2              9/28/90              420675               6/28/95

   90.311399.1             10/17/90

   90.311762.0             10/26/90              426392                8/2/95

   90.311514.5             10/19/90              424174               9/20/95

    20999-A/90              7/20/90             1246185              11/16/94

    20998-A/90              7/20/90             1246184              11/16/94

   90.313630.7             12/14/90

    21648-A/90              10/5/90             1253002               7/10/95

   90.313985.5             12/20/90              443266               4/27/94

    21912-A/90             10/29/90             1243988               6/28/94

   91.300700.1              1/30/91

   91.300763.9              1/31/91

   91.303797.4              4/26/91

   91.303413.8              4/17/91              453256               9/21/94

   91.303161.3              4/10/91              452110               10/4/95

   91.303325.4              4/16/91

 MI 91 A000202              1/28/91             1244521               7/15/94

   91.304599.3              5/21/91

   91.304597.7              5/21/91

   91.305699.0              6/24/91               465078              6/28/95

   91.912778.7               7/1/91               542763              1/25/95

   91.914655.5               7/1/91               542850              2/16/94

   91.306367.3              7/15/91               467609              2/21/96

 MI 91 A000925               4/3/91              1245857             10/25/94

   91.307991.9              8/30/91

   91.307443.1              8/13/91

   91.307651.9              8/20/91

   91.918892.0              6/14/91

 MI 91 A001263               5/9/91              1247912               1/5/95

   91.308298.8              9/11/91

 MI 91 A001957              7/15/91              1251792              5/26/95

 MI 91 A002005              7/19/91              1251083               5/4/95

 MI 91 A001835               7/3/91              1250451               4/7/95

 MI 91 A002108              7/30/91              1250717              4/21/95

 MI 91 A002469              9/18/91              1251500              5/15/95

   91.918414.3              9/12/91

   91.309940.4             10/28/91               488525             12/20/95

   91.310754.6             11/21/91

  MI 91A002468              9/18/91              1251499              5/15/95

   91.117777.2             10/18/91

 MI 91 A002467              9/18/91              1251498              5/15/95

   92.100589.8              1/15/92

   92.301237.1              2/14/92

   92.301234.8              2/14/92

   92.908467.1             10/26/92               572568              1/11/95

   92.301457.5              2/21/92               508573               6/7/95

   92.302146.3              3/12/92

   92.302699.1              3/27/92

   92.303576.0              4/22/92

   92.303315.3              4/14/92               509745             12/27/95

   92.303316.1              4/14/92

   92.104552.2              3/17/92

   92.104551.4              3/17/92               509253              9/14/94

 MI 91 A002772             10/21/91              1251963              5/27/95

 MI 91 A002853             10/28/91              1251638              5/17/95

 MI 92 A000503               3/4/92

 MI 92 A000502               3/4/92

   92.106738.5              4/21/92

   92.305157.7               6/5/92

   92.303891.3              4/30/92

 MI 92 A000029              1/10/92

 MI 920 000117               3/5/92

 MI 92 A000299              2/11/92

   92.111476.5               7/7/92

   92.306306.9               7/9/92

   92.111248.8               7/2/92               523465             12/28/94

   92.111247.0               7/2/92

  MI 92 A00839               4/7/92

 MI 92 A000727              3/26/92

 MI 92 A000726              3/26/92

 MI 92 A000728              3/26/92

   92.306618.7              7/20/92               530963             10/11/95

   92.306617.9              7/20/92

   92.307581.6              8/19/92

   92.306505.6              7/16/92

   92.913673.7              5/26/92               600898              9/13/95

   92.307582.4              8/19/92

   92.918466.1              8/10/92               604472              11/8/95

   92.115252.6               9/7/92

   92.115267.4               9/7/92               534218              6/21/95

   92.307707.7              8/24/92

   92.115250.0               9/7/92

   92.308998.1              10/1/92

   92.307718.4              8/24/92               539001              6/21/95

   92.309297.7             10/13/92

   92.308594.8              9/22/92

   92.308597.1              9/22/92               536913              7/26/95

   92.308997.3              10/1/92

   92.117381.1             10/12/92

   92.117382.9             10/12/92

   92.307545.1              8/18/92

   92.307546.9              8/18/92

   92.111055.7              6/30/92

   92.115266.6               9/7/92

 MI 92 A001830              7/28/92

 MI 92 A002294              10/5/92

 MI 92 A001620               7/1/92

   92.121970.5             12/24/92

   93.300168.7              1/12/93

   92.923063.9             10/22/92

   93.901286.0             12/14/92

 MI 92 A002440             10/26/92

   93.903628.1              1/22/93               627115              8/23/95

   93.102547.2              2/18/93

   93.100316.4              1/12/93               555637               3/8/95

 MI 92 A002209              9/25/92

   92.104014.1              3/12/93

   93.102834.4              2/24/93

   93.102833.6              2/24/93

   93.103608.1               3/5/93

   93.104012.5              3/12/93

   93.104013.3              3/12/93

   93.400753.5              3/23/93

   93.400660.2              3/16/93

   93.402182.5               9/8/93

   93.908520.5              3/22/93

   93.104436.6              3/18/93               564867               7/5/95

   93.904729.6              1/29/93

   93.905901.0              2/12/93

   93.104813.6              3/24/93

   93.909149.2              3/23/93

   93.108295.2              5/21/93

   93.910918.7              4/29/93

   93.303136.1              4/22/93

   93.916516.3              6/10/93

   93.109417.1              6/11/93

 MI 92 A002775              12/4/92

 MI 92 A002592             11/12/92

   93.106714.4              4/26/93

   93.401145.3               5/4/93

   93.111757.6              7/22/93

   93.916820.9              6/29/93

   93.915141.1              5/27/93

   93.915330.0              6/14/93

   93.109584.8              6/16/93

   93.110842.7               7/7/93

   93.916816.7              6/29/93

 MI 92 A002499             10/30/92              1256604             12/12/95

   93.918697.9              8/10/93

   93.402060.3              8/16/93

   93.115324.1              9/23/93

   93.114369.7               9/8/93

   93.115142.7              9/21/93

   93.307740.6              9/29/93               600587              2/14/96

   93.106968.6              4/29/93

   93.100646.4              1/18/93

   93.101906.1               2/8/93

   93.110584.5               7/2/93

   93.116231.7              10/7/93

   93.402465.4              10/7/93

   93.402245.0              9/15/93

   94.905614.7              6/29/93

   93.306350.5              8/11/93

   93.306669.8              8/23/93

   92.917131.2              8/12/92

   93.307792.7              9/30/93

   93.307739.8              9/29/93

   93.117308.2             10/26/93

   93.309507.7             11/29/93

   93.118798.3             11/23/93

   93.922716.1              9/21/93

   94.907781.2               1/6/94

   93.308600.1             10/28/93

   94.905542.0             12/28/93

   93.309895.6              12/8/93

   93.403209.5             12/29/93

   93.403100.6             12/20/93

   93.403101.4             12/20/93

   93.308779.3              11/3/93

   93.310237.8             12/17/93               605981              2/21/96

   93.110591.0               7/2/93

   93.111010.0               7/9/93


   94.907427.2               2/7/94

   94.104516.3              3/22/94

   94.907303.5              1/24/94

   94.104799.5              3/25/94

   94.400400.1              2/24/94

   94.909534.3               2/2/94

   94.400607.1              3/21/94

   94.400656.8              3/28/94

   94.907970.1               2/4/94

   94.301425.8              2/28/94

   94.301348.2              2/25/94

   94.907989.1               2/2/94

   94.905576.8               1/3/94

   94.400933.1              4/29/94

   94.905575.0               1/3/94

   94.400903.4              4/27/94

   93.308567.2             10/27/93

   93.116137.6              10/6/93

   93.115143.5              9/21/93

   93.115561.8              9/27/93

   93.119176.1             11/29/93

   93.118972.4             11/25/93

 MI 94 O000472              9/16/94

 MI 94 A002193             10/26/94

 MI 95 A000969              5/12/95

 MI 96 O000111              2/20/96

   95.119618.7             12/13/95


                                      JAPAN

    SERIAL NO.          FILING DATE          PATENT NO.            ISSUE DATE

     135654/73              12/3/73              839865              12/25/76

      55531/77              5/16/77             1297628               1/20/86

      67569/78               6/5/78             1426746               2/25/88

     502010/79             11/29/79             1555050               4/23/90

      72860/81              5/14/81

      65136/81              4/28/81             1707308              10/27/92

     208039/87              8/21/87             1684171               7/31/92

     502102/80              8/22/80             1937759                6/9/95

     502098/80               8/4/80             1609705               7/15/91

      58729/79               5/1/79

     502831/81              8/10/81             1718992              12/10/92

     125147/81              8/10/81             1830059               3/15/94

      87369/82              5/25/82             1781858               8/13/93

      97486/82               6/7/82             1621314               10/9/91

     105253/82              6/18/82             1405959              10/27/87

     146041/81              9/16/81             1788873               9/10/93

      30670/83              2/25/83             1654189               4/13/92

     114125/83              6/24/83             1738725               2/26/93

      56800/83              3/31/83             1745385               3/25/93

      88449/90              6/18/82             1989981              10/25/93

      34509/84              2/27/84             1749481                4/8/93

     120918/83               7/2/83             1623692              11/18/91

     166407/82              9/24/82             1681224               7/31/92

     206827/83              11/2/83             1688308               8/11/92

     217765/85              9/30/85             1792988              10/14/93

      25952/84              2/14/84             1727351               1/19/93

     984442/84              5/16/84

      98440/84              5/16/84

      37222/83               3/7/83             1901286               1/27/95

      37224/83               3/7/83             1747820               3/25/93

     202895/84              8/27/84             1837179               4/11/94

      91705/84               5/8/84             1892724              12/26/94

      93125/84              5/11/84             1839069               4/25/94

     155875/85              7/15/85             1927400               4/25/95

     138661/83              7/28/83             1754331               4/23/93

     220301/84             10/19/84             1778838               8/13/93

     185971/85              8/26/85             1968666               9/18/95

     169074/83              9/13/83             1727341               1/19/93

     206969/84              10/2/84             2002550              12/20/95

     243668/83             12/23/83             1917286               3/23/95

      50125/84              3/15/84             1839059               4/25/94

     203927/84              9/28/84             1965297               8/25/95

     151475/83              8/19/83             1708001              11/11/92

     151473/83              8/19/83             1688942               8/11/92

     268201/84             12/19/84

      25091/85              2/12/85

     170566/85               8/1/85

     189341/85              8/28/85

     501073/86               2/5/86

     284535/85             12/19/85             1963081               8/25/95

     140736/85              6/28/85             1879455               10/7/94

     113950/85              5/27/85             1960833               8/10/95

     502752/85               6/6/85             1927420               4/25/95

     140738/85              6/28/85             1943599               6/23/95

     258575/95              10/5/95

      56032/86              3/13/86             1958694               8/10/95

      20022/86              1/31/86             1904321                2/8/95

     500931/86              1/27/86             1930695               5/12/95

     264707/85             11/25/85

     117129/86              5/21/86             2029541               3/19/96

     185002/85              8/22/85             1823222               2/10/94

     191829/85              8/30/85

     217766/85              9/30/85             1985509              10/25/95

      95839/86              4/24/86             1909490                3/9/95

     501498/86              2/24/86             1966243               8/25/95

     257527/85             11/16/85

     265742/86             11/10/86

     282702/85             12/16/85

      51290/86               3/8/86

     124631/86              5/29/86             2002602              12/20/95

     266291/88             10/24/88

     120945/86              5/26/86             1830182               3/15/94

     234694/87              9/18/87

     191495/87              7/30/87

     157174/86               7/3/86             2013098                2/2/96

     122384/87              5/19/87

     213693/86              9/10/86

     128563/87              5/27/87

      98458/87              4/21/87

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      13471/93              3/23/93

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     223254/94              9/19/94

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      52403/95              3/13/95

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       2195/95              3/22/95             3016041               7/12/95

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       4077/96              2/16/96

      53067/96              3/11/96


                                REPUBLIC OF KOREA

    SERIAL NO.          FILING DATE          PATENT NO.            ISSUE DATE

       83-1537              4/13/83               55599              10/21/92

       83-3217              7/14/83               78729              10/28/94

       83-3030               7/2/83               46524                6/1/91

       84-2684              5/17/84               63838               7/22/93

       84-6550             10/20/84               50018               3/18/92

       84-6091              10/2/84               64803               8/27/93

       84-8116             12/19/84               50342               3/30/92

       85-6082              8/23/85               52026                6/8/92

       85-9626             12/20/85               75917                8/1/94

       85-4468              6/24/85               73173               4/28/94

       85-4467              6/24/85               78730              10/28/94

       85-8817             11/26/85               83697                4/4/95

       86-3958              5/21/86               85138               5/22/95

       85-6294              8/30/85               71278               2/24/94

       86-3160              4/24/86               81231               1/10/95

       86-5113              6/26/86               86022               6/22/95

      87-10354              9/18/87

       86-9960              7/11/86               67473               10/2/92

       87-8193              7/28/87

       86-5561              7/10/86               38056               12/5/90

       87-5952              6/12/87               88526               8/31/95

      87-13806              12/4/87

       88-4219              4/14/88

       89-1044              1/31/89

        89-710              1/24/89

       89-6341              5/11/89

      89-11937              8/22/89

      89-12052              8/24/89

       89-5581              4/28/89              100869                3/5/90

      89-14554             10/11/89

        90-400              1/15/90

       90-2877              2/28/90

       90-7742              5/29/90

      90-11641              7/31/90

      90-17335             10/29/90

      90-17055              11/8/90

      90-21942             12/27/90

        91-758              1/18/91

       91-2182               2/8/91

       91-1718               2/1/91

       91-2980               3/4/91

     93-700001               7/3/91

      91-12618               8/8/91

     93-700376              6/13/91

     93-700357              6/14/91

     93-701502              9/12/91

     93-702249               1/8/92

       92-2375              2/18/92

     93-702447               2/5/92

       92-3938              3/10/92

       92-9840               6/5/92

       92-3012               3/5/92              137616               3/19/93

      92-15893               9/2/92

     94-700574              5/26/92

      92-15525              8/28/92

     94-700910              8/10/92

      92-16791               9/4/92

      92-18251              9/25/92

      92-16790               9/4/92

      92-16792               9/4/92

     94-700697               7/7/92

      92-19294              10/8/92

      92-18534              10/8/92

      92-19510             10/23/92

      92-18663             10/10/92

     94-702376             12/14/92

       93-6040              4/12/93

     94-703419              2/25/93

     94-703889              3/23/93

     94-704133              4/29/93

     94-700423              6/10/93

      93-10149               6/5/93

     95-700124              6/29/93

     95-700236              6/14/93

     95-700094              6/29/93

     95-700649              8/10/93

      93-18976              9/18/93

     94-704710              6/29/93

     95-702865               1/6/94

     95-703264               2/7/94

       94-5185              3/16/94

     95-703849              1/24/94

       94-5409              3/18/94

     95-703471             11/30/93

      93-17931               9/7/93

     95-704184               2/2/94

       94-9255              4/29/94

     95-705568              4/22/94

     95-705296              5/27/94

     95-704970              4/22/94

     95-705821               5/3/94

      94-15895               7/4/94

      94-20469              8/19/94

     96-700852              7/18/94

     96-701603              9/27/94

      94-29752             11/14/94

      94-31650             11/29/94

       95-7920               4/6/95

       95-1946               2/3/95

       95-8175               4/8/95

       95-8873              4/15/95

       96-3279              2/28/96


                                    MALAYSIA

    SERIAL NO.          FILING DATE          PATENT NO.            ISSUE DATE

     PI9200954               6/3/92

     PI9301221              6/23/93

     PI9301637              8/17/93


                                     MEXICO

    SERIAL NO.          FILING DATE          PATENT NO.            ISSUE DATE

        126620              4/16/71              122221               4/26/73

        177559               5/8/79              153161               8/14/86

        179424              9/27/79              154533               9/28/87

        182655               6/5/80              155054               1/22/88

        192780              5/20/82              157370              11/18/88

        189204              9/17/81              158322               1/25/89

        197914               7/1/83              162570               5/24/91

        196509               3/8/83              161885               2/25/91

        202638               9/6/84              167249               3/11/93

        205598              6/10/85              163535               5/26/92

        205621              6/12/85              159317               5/16/89

           719             11/25/85              162217               4/10/91

        206386              8/22/85              159941               10/6/89

          2458              5/12/86              177374               3/28/95

          8364              9/18/87              166807                2/8/93

          7485              7/24/87              165423              11/11/92

          3081              7/10/86              164088               7/15/92

          4690             12/17/86              170733               9/10/93

          6692              5/28/87              175213               7/14/94

          9559              12/1/87              175938                9/6/94

         14512              1/12/89              175549                8/3/94

       9200663              2/18/92              174815               6/16/94

        925051               9/3/92

        932952              5/20/93

        933225              5/31/93

        934230              7/13/93

        934054               7/6/93

        934233              7/13/93

        935464               9/7/93

        934231              7/13/93

        937323             11/23/93

        940194               1/3/94

        940385              1/11/94

        941625               3/3/94

        946077               8/9/94

        948338             10/27/94


                                   NETHERLANDS

    SERIAL NO.          FILING DATE          PATENT NO.            ISSUE DATE

      76.09823               9/3/76              190295               12/3/93

   81.900195.9             12/23/80               44840               6/26/85

   81.303438.6              7/27/81               46026              10/23/85

   82.302617.4              5/21/82               65877                8/6/86

   83.301491.3              3/17/83               91739               9/14/88

   83.303179.2               6/2/83              103352               4/19/89

   84.301177.6              2/23/84              117726               7/25/90

   83.306700.2              11/3/83              108615                1/7/88

   83.301146.3               3/3/83               88595               9/24/86

   84.308904.6             12/19/84              146411               7/31/91

   85.306030.9              8/23/85              179554              12/27/89

   86.901248.4               2/5/86              259303               8/30/89

   85.308585.0             11/26/85              183528               1/31/90

   86.303870.9              5/21/86

   85.306175.2              8/30/85              179555               3/23/88

      86.01632              6/24/86

   87.304697.3              5/27/87              250112               7/21/93

   86.108314.5              6/19/86              210409               8/19/92

   88.306020.4               7/1/88              300631                9/8/93

   87.305093.4               6/9/87              249443                5/9/90

   87.106045.5              4/24/87              244718               1/27/93

   88.301912.7               3/4/88              284230                5/4/94

   87.310449.1             11/26/87              271260                1/4/95

   87.310050.7             11/13/87

   88.300243.8              1/13/88              275189               3/29/95

   87.118063.4              12/7/87              271796               8/23/95

   88.305225.0               6/8/88              295078               3/10/93

   88.105870.5              4/13/88              289820               1/29/92

   89.301260.9               2/9/89              328391               1/11/95

   89.300866.4              1/30/89              326433                4/3/96

   89.112708.6              7/12/89              350883               1/17/96

   89.306578.9              6/28/89              350202               1/25/95

   89.308602.5              8/24/89              356238              10/26/94

   89.309128.0               9/8/89

   89.121310.0             11/17/89

   90.300405.9              1/15/90              379324               3/15/95

   90.301106.2               2/2/90              382422                4/7/93

   90.308153.7              7/25/90

   90.308338.4              7/30/90              411860                5/1/96

   90.308543.9               8/2/90              412730               3/29/95

   90.117564.6              9/12/90

   90.313630.7             12/14/90

   91.300700.1              1/30/91

   90.124428.5             12/17/90

   91.300763.9              1/31/91

   91.914483.2              6/28/91              540656               9/28/94

   91.307443.1              8/13/91

   91.307651.9              8/20/91

   91.916460.8              6/13/91

   91.918892.0              6/14/91

   91.115715.4              9/17/91

   92.904576.3               1/8/92

   92.100589.8              1/15/92

   92.302055.6              3/11/92

   92.301237.1              2/14/92

   92.301234.8              2/14/92

   92.908467.1             10/26/92              572568               1/11/95

   91.121710.7             12/18/91              480483               1/18/95

   92.301457.5              2/21/92              508573                6/7/95

   92.302699.1              3/27/92

   92.303576.0              4/22/92

   92.305157.7               6/5/92

   92.111248.8               7/2/92              523465              12/28/94

   92.306618.7              7/20/92              530963              10/11/95

   92.306617.9              7/20/92

   92.307581.6              8/19/92

   92.306505.6              7/16/92

   92.913673.7              5/26/92              600898               9/13/95

   92.307582.4              8/19/92

   92.918466.1              8/10/92              604472               11/8/95

   92.307707.7              8/24/92

   92.914977.1               7/7/92              602051               9/13/95

   92.307718.4              8/24/92              539001               6/21/95

   92.308597.1              9/22/92              536913               7/26/95

   92.115266.6               9/7/92

   93.901286.0             12/14/92

   93.903628.1              1/22/93              627115               8/23/95

   93.103608.1               3/5/93

   93.400753.5              3/23/93

   93.400661.0              3/16/93

   93.908520.5              3/22/93

   93.904729.6              1/29/93

   93.905901.0              2/12/93

   93.104813.6              3/24/93

   93.909149.2              3/23/93

   93.916516.3              6/10/93

   93.109417.1              6/11/93

   93.916820.9              6/29/93

   93.915330.0              6/14/93

   93.916816.7              6/29/93

   93.115324.1              9/23/93

   93.114369.7               9/8/93

   93.115142.7              9/21/93

   93.116230.9              10/7/93

   93.402182.5               9/8/93

   94.905614.7              6/29/93

   94.907781.2               1/6/94

   93.309895.6              12/8/93

   93.403100.6             12/20/93

   93.310237.8             12/17/93              605981               2/21/96

   94.907989.1               2/2/94

   94.905576.8               1/3/94

   94.400933.1              4/29/94

   93.115561.8              9/27/93


                                     NORWAY

    SERIAL NO.          FILING DATE          PATENT NO.            ISSUE DATE

       85.2573              6/26/85              169201               6/26/85

       85.2571              6/26/85              169097               6/26/85

       86.2746               7/7/86              171755               4/28/93

       932,931               2/5/92

       92.2249               6/5/92

       92.3381              8/28/92

       94.0727               7/7/92

       93.1349               4/7/93

       94.4129              3/23/93

        95.274               1/6/94

       95.0638              8/10/93

       94.1039              3/22/94

       95.3584              1/24/94

       94.1068              3/23/94

        95.389               2/2/94

       94.0456              6/10/93

       95.0235              6/14/93


                            PATENT COOPERATION TREATY

    SERIAL NO.          FILING DATE          PATENT NO.            ISSUE DATE

    US79/00203             11/29/79

    US85/00693              4/16/85

    US86/00225               2/5/86

    US85/01052               6/6/85

    US91/04653               7/1/91

    US91/04655               7/1/91

    US91/04593              6/28/91

    US91/04260              6/14/91

    US91/04218              6/13/91

    US91/04760               7/3/91

    US91/06543              9/12/91

    US92/00210               1/8/92

    US92/00890               2/5/92

    US92/04355              5/26/92

    US92/05641               7/7/92

    US92/06671              8/10/92

    US92/10810             12/14/92

    US92/09027             10/22/92

    GB92/01489              8/12/92

    US93/00563              1/22/93

    US93/01750              2/25/93

    US93/02675              3/23/93

    US93/02689              3/23/93

    US93/01254              2/12/93

    US93/00807              1/29/93

    US93/02700              3/22/93

    US93/02690              3/25/93

    US93/04054              4/29/93

    US93/05655              6/10/93

    US93/05674              6/14/93

    US93/05650              6/14/93

    US93/05037              5/27/93

    US93/06151              6/29/93

    US93/06147              6/29/93

    US93/07458              8/10/93

    US93/06152              6/29/93

    US94/00228               1/6/94

    US93/08973              9/21/93

    US93/07295               8/3/93

    US94/01331               2/7/94

    US94/00832              1/24/94

    US94/01282               2/4/94

    US94/01237               2/2/94

    US94/00050               1/3/94

    US94/00051               1/3/94

    US94/01334               2/2/94

    US93/11588             11/30/93

    US93/12617             12/28/93

    US94/04861               5/3/94

    US94/04461              4/22/94

    US94/06382               6/7/94

    US94/06021              5/27/94

    US94/04558              4/22/94

    US94/04327              4/20/94

    EP94/00707               3/8/94

    US94/08003              7/18/94

    US94/11013              9/27/94

    US93/05646              6/10/93

    US93/05355               6/4/93

    US93/05543              6/10/93

    US93/05230               6/7/93

    US93/05407               6/8/93

    US93/05354               6/4/93

    US95/00154               1/6/95

    US95/02889               3/2/95

    US95/00121               1/5/95

    US95/00392              1/11/95

    US95/00447              1/11/95

    US95/05245              4/26/95

    US95/02892               3/2/95

    US95/02234              2/22/95

    US95/03403              3/20/95

    US95/01869              2/16/95

    US95/04575              4/13/95

    US95/06101              5/15/95

    US95/03832              3/28/95

    US95/06931               6/1/95

    US95/06588              5/24/95

    US95/06904               6/1/95

    US95/07580              6/15/95

    US95/07681              6/15/95

    US95/05808               5/8/95

    US95/04316              4/12/95

    US95/05261              4/27/95

    US95/05927              5/11/95

    US95/06282              5/17/95

    US95/04857              4/21/95

    US95/03179              3/16/95

    US95/04361               4/7/95

    US95/03903              3/29/95

    US95/04469               4/7/95

    US95/10124               8/8/95

    US95/09659               8/1/95

    US95/10604              8/18/95

    US95/11639              9/14/95

    US95/13436             10/10/95

    US95/13073              10/5/95

    US95/12999              10/5/95

    US95/09036              7/18/95

    US95/11741              9/12/95

    US95/13535             10/10/95

    US95/08588              7/11/95

    US95/08681              7/11/95

    US95/13188             10/10/95

    US95/11104              8/28/95

    US95/08064              6/26/95

    US95/11792              9/18/95

    US95/09593              7/31/95

    US95/11299              8/30/95

    US95/10657              8/21/95

    US95/07096               6/5/95

    US95/07031               6/5/95

    US95/08134              6/29/95

    US95/15541             11/30/95

    US95/15122             11/20/95

    US95/07303               6/8/95

    US95/14796              11/2/95

    US95/12658              10/4/95

    US95/13560             10/10/95

    US96/00078              1/11/96

    US96/00442              1/11/96

    US96/01552               2/6/96

    US96/05859              4/26/96

    US95/15676              12/1/95

    US95/13543             10/19/95

    US96/03542              3/14/96

    US95/13392             10/27/95

    US96/02802              2/29/96

    US96/03093               3/8/96

    US96/03645              3/18/96

    US96/05050              4/12/96

    US96/06304               5/2/96

    US95/14329              11/2/95

    US95/15104             11/16/95

    US95/14778              11/9/95

    US96/03764              3/21/96

    US96/04791              4/10/96

    US96/05634              4/22/96


                                   PHILLIPINES

    SERIAL NO.          FILING DATE          PATENT NO.            ISSUE DATE

      D-5044-A              5/27/83              D-3880               7/16/87


                                     POLAND

    SERIAL NO.          FILING DATE          PATENT NO.            ISSUE DATE

       P307176              6/14/93


                                     RUSSIA

    SERIAL NO.          FILING DATE          PATENT NO.            ISSUE DATE

   95104947/00              6/29/93

      95122825               2/2/94

      94018217              6/10/93


                                    SINGAPORE

    SERIAL NO.          FILING DATE          PATENT NO.            ISSUE DATE

                                                 173/85               7/28/86

                                                 695/90              10/24/90

                                                 599/89              11/13/89

                                                 211/90               5/30/90

                                                 Jul-90                6/4/90

                                                 933/90               1/30/91

                                                 630/92              10/28/92


                                  SOUTH AFRICA

    SERIAL NO.          FILING DATE          PATENT NO.            ISSUE DATE

       82/3947               6/4/82             82/3947               7/27/83

       83/4828               7/1/83             83/4828               5/30/84

       84/6198               8/9/84             84/6198               5/29/85

       84/9517              12/6/84             84/9517               7/30/86

       85/5168               7/9/85             85/5168               2/25/87

       85/6085              8/12/85             85/6085               3/25/87

       92/6339              8/21/92             92/6339               5/26/93

       95/3318              4/24/95

       95/3316              4/24/95

       95/9625             11/13/95

       96/3024              4/16/96


                                      SPAIN

    SERIAL NO.          FILING DATE          PATENT NO.            ISSUE DATE

        451254               9/4/76              451254              10/17/77

        520325               3/4/83              520325               12/3/84

        538520             11/12/84              538520                3/6/87

        546480              8/28/85              546480                9/9/87

       8600561              7/24/86             2000745               2/23/88

   87.305093.4               6/9/87              249443                5/9/90

   92.908467.1             10/26/92              572568               1/11/95

   92.104552.2              3/17/92

   93.901286.0             12/14/92

   93.903628.1              1/22/93              627115               8/23/95

   93.916516.3              6/10/93

   93.916820.9              6/29/93

   93.114369.7               9/8/93

   93.310237.8             12/17/93              605981               2/21/96

   93.915330.0              6/14/93


                                     SWEDEN

    SERIAL NO.          FILING DATE          PATENT NO.            ISSUE DATE

    76.09708-8               9/2/76          76.09708-8                2/5/81

    79.03709-9              4/27/79          79.03709-9               8/28/86

   80.901034.1               5/2/80               29837               4/25/84

   84.301177.6              2/23/84              117726               7/25/90

   84.308904.6             12/19/84              146411               7/31/91

   85.306030.9              8/23/85              179554              12/27/89

   86.901248.4               2/5/86              259303               8/30/89

   85.304065.7               6/7/85              165031               1/29/92

   86.303870.9              5/21/86

   85.306175.2              8/30/85              179555               3/23/88

   86.300196.2              1/14/86              188362               9/13/89

   87.305093.4               6/9/87              249443                5/9/90

   87.310050.7             11/13/87

   89.308602.5              8/24/89              356238              10/26/94

   91.300700.1              1/30/91

   92.908467.1             10/26/92              572568               1/11/95

   91.121710.7             12/18/91              480483               1/18/95

   92.303316.1              4/14/92

   93.901286.0             12/14/92

   93.916516.3              6/10/93

       83.1503             11/30/83               34485                5/4/84

   93.915330.0              6/14/93


                                   SWITZERLAND

    SERIAL NO.          FILING DATE          PATENT NO.            ISSUE DATE

      11300/76               9/6/76              619892              10/31/80

       6100/77              5/16/77              630471               6/15/82

   80.901034.1               5/2/80               29837               4/25/84

   81.900195.9             12/23/80               44840               6/26/85

   81.830161.6              9/16/81               48700                2/6/85

   83.300750.3              2/15/83               87882               11/6/85

   84.303492.7              5/23/84              127436                1/7/88

   83.306700.2              11/3/83              108615                1/7/88

   83.301146.3               3/3/83               88595               9/24/86

   84.307236.4             10/19/84              140666               7/27/88

   84.301740.1              3/14/84              119831                1/7/88

   84.308904.6             12/19/84              146411               7/31/91

   85.306030.9              8/23/85              179554              12/27/89

   86.901248.4               2/5/86              259303               8/30/89

   86.901196.5              1/27/86              217809              12/13/89

   86.303870.9              5/21/86

   86.900987.8              1/23/86              213148               5/24/89

   87.308008.9              9/10/87              260877               11/3/93

   86.108314.5              6/19/86              210409               8/19/92

   87.310449.1             11/26/87              271260                1/4/95

   87.310050.7             11/13/87

   87.118063.4              12/7/87              271796               8/23/95

   89.308602.5              8/24/89              356238              10/26/94

   90.305728.9              5/25/90

   90.308153.7              7/25/90

   90.313630.7             12/14/90

   91.300700.1              1/30/91

   90.124427.7             12/17/90

   90.124426.9             12/17/90

   91.918892.0              6/14/91

   92.904576.3               1/8/92

   92.908467.1             10/26/92              572568               1/11/95

   91.121710.7             12/18/91              480483               1/18/95

   92.301457.5              2/21/92              508573                6/7/95

   92.913673.7              5/26/92              600898               9/13/95

   92.115266.6               9/7/92

   93.901286.0             12/14/92

   93.903628.1              1/22/93              627115               8/23/95

   93.402182.5               9/8/93

   93.400660.2              3/16/93

   93.915141.1              5/27/93

   93.118798.3             11/23/93

   93.403100.6             12/20/93

   93.403101.4             12/20/93


   94.400933.1              4/29/94

   93.915330.0              6/14/93


                                     TAIWAN

    SERIAL NO.          FILING DATE          PATENT NO.            ISSUE DATE

      72-10677               3/8/83            NI-19446              12/16/83

     73-103450              8/20/84            NI-26228               4/30/87

     78-101347              2/24/89            NI-48306              10/17/91

     79-103442              4/27/90            NI-52177                3/3/92

     83-214688              1/15/92           UM-100342               8/24/95

     81-101831              3/11/92            NI-65884               8/20/94

     81-101830              3/11/92            NI-58476               1/12/93

     81-106593              8/20/92            NI-61154               6/23/93

     81-105705              7/18/92            NI-59995               4/13/93

     81-107393              9/19/92           NI-070060               6/13/95

     81-110310             12/23/92            NI-65248               6/16/94

     82-204422               4/9/93            UM-90469              10/12/94

     82-202887              3/10/93            UM-90004               9/27/94

     82-204974              4/19/93            UM-89746               7/25/94

     84-100459              5/21/93           NI-072733               12/4/95

     84-102062               3/4/95


                                     UKRAINE

    SERIAL NO.          FILING DATE          PATENT NO.            ISSUE DATE

      93004031               2/5/92

      94005001              8/10/92


                                 UNITED KINGDOM

    SERIAL NO.          FILING DATE          PATENT NO.            ISSUE DATE

      68.47687              10/8/68             1146844               7/23/69

      76.37055               9/7/76             1559119               3/19/80

      76.37057               9/7/76             1556207               1/23/80

      77.20539              5/16/77             1563657               5/28/80

      75.37276              9/10/75             1565502               6/25/80

      78.26329               6/5/78             2000315               1/27/82

       82.2127              7/22/82             2104086                7/6/83

      79.14903              4/30/79             2020297               4/27/83

   80.901034.1               5/2/80               29837               4/25/84

       80.2213             11/29/79             2058116               5/18/83

   81.301599.7              4/10/81               40470               3/13/85

   80.901782.5              8/22/80               35539               3/13/91

   80.901776.7               8/4/80               35028               10/2/85

   81.900195.9             12/23/80               44840               6/26/85

   81.303438.6              7/27/81               46026              10/23/85

   82.302617.4              5/21/82               65877                8/6/86

   82.302619.0              5/21/82               68627               10/2/85

   81.830161.6              9/16/81               48700                2/6/85

   83.300750.3              2/15/83               87882               11/6/85

   83.301491.3              3/17/83               91739               9/14/88

   83.303179.2               6/2/83              103352               4/19/89

   82.105055.6               6/9/82               68207               1/16/85

   84.301177.6              2/23/84              117726               7/25/90

   83.303407.7              6/13/83               98697               8/26/87

   82.108416.7              9/13/82               75231               7/30/86

      83.19868              7/22/83             2125260              11/12/86

   84.303492.7              5/23/84              127436                1/7/88

   83.306700.2              11/3/83              108615                1/7/88

   85.306999.5              10/1/85              177328                4/4/90

   83.301146.3               3/3/83               88595               9/24/86

   84.306682.0              9/28/84              136903                3/2/94

   84.303082.6               5/8/84              125866                5/3/89

   85.902304.6              4/16/85              217792               9/27/89

   84.303188.1              4/11/84              126595                1/7/88

   84.303187.3              5/11/84              125898                1/7/88

   85.305048.2              7/15/85              169049               5/29/91

   84.307236.4             10/19/84              140666               7/27/88

   85.306057.2              8/27/85              177166               3/11/92

   83.304363.1              7/28/83              102745                6/8/88

   84.306593.9              9/27/84              140582                8/2/89

   84.301156.0              2/23/84              120601              10/19/88

   84.900466.8             12/22/83              131032                7/8/87

   86.300846.2               2/7/86              194747               9/11/91

   85.303104.5               5/1/85              161870              12/19/90

   83.112639.6             12/15/83              114306               1/18/89

      83.07021              3/15/83             2136590                1/2/86

   84.301738.5              3/14/84              119830                1/7/88

   84.301740.1              3/14/84              119831                1/7/88

   84.110951.5              9/13/84              136603                1/7/88

   83.304664.2              8/12/83              101646               2/17/88

   83.304665.9              8/12/83              102781                2/3/88

   84.308904.6             12/19/84              146411               7/31/91

   85.301020.5              2/15/85              153167               3/27/91

   85.306030.9              8/23/85              179554              12/27/89

   85.306100.0              8/28/85              173563               12/5/90

   86.901248.4               2/5/86              259303               8/30/89

   85.308899.5              12/6/85              186356                2/6/91

   85.304569.8              6/26/85              170403              12/27/89

   85.304065.7               6/7/85              165031               1/29/92

   85.903125.4               6/6/85              188460                3/7/90

   85.304064.0               6/7/85              165030               7/31/91

   85.304699.3              6/28/85              168206               5/10/89

   86.300845.4               2/7/86              198575               5/23/90

   86.901196.5              1/27/86              217809              12/13/89

   85.308585.0             11/26/85              183528               1/31/90

   86.303870.9              5/21/86

   85.306028.3              8/23/85              175504                4/5/89

   85.306175.2              8/30/85              179555               3/23/88

   85.306958.1              9/30/85              177317               7/25/90

   86.303067.2              4/23/86              199596               6/27/90

   86.300196.2              1/14/86              188362               9/13/89

   86.900987.8              1/23/86              213148               5/24/89

   85.114483.2             11/14/85              182293               9/27/89

      86.26863             11/11/86             2182609               9/19/90

   85.115316.3              12/3/85              185243                2/6/91

      85.06092               3/8/85

      88.03942              2/19/88             2199465                9/6/89

      88.03941              2/19/88             2199717                9/6/89

      86.05641               3/7/86             2172118               8/31/89

   87.308008.9              9/10/87              260877               11/3/93

   86.305348.4              7/11/86              210026              10/16/91

   87.306020.6               7/8/87              255250                9/1/93

   86.305167.8               7/3/86              208514               9/25/91

   87.304489.5              5/20/87              246879               8/28/91

   87.304697.3              5/27/87              250112               7/21/93

   87.303516.6              4/22/87              243158              10/27/93

   86.108314.5              6/19/86              210409               8/19/92

   86.308908.2             11/14/86              228175               3/16/94

   86.309054.4             11/19/86              223606              12/15/93

   86.116812.8              12/3/86              226129               5/23/90

   87.101050.0              1/26/87              231850                1/2/92

   87.102165.5              2/16/87              234472              10/13/93

   88.306020.4               7/1/88              300631                9/8/93

   87.303282.5              4/14/87              242186               3/30/94

   87.303281.7              4/14/87              242185               1/12/94

   87.303293.2              4/14/87              242190                4/1/92

   87.303280.9              4/14/87              242184                6/8/94

   87.102936.9               3/2/87              236904

   87.103216.5               3/6/87              236975               11/2/89

      87.19289              8/14/87             2194645               2/14/90

   87.308492.5              9/25/87              265089              12/15/93

   87.105579.4              4/15/87              250740               8/12/92

   87.303738.6              4/28/87              244200              10/30/91

      87.10167              4/29/87             2189897              11/29/89

   87.305093.4               6/9/87              249443                5/9/90

   87.106045.5              4/24/87              244718               1/27/93

      89.08988              4/20/89             2218925               1/15/92

   87.306307.7              7/16/87              253665                1/2/92

   87.110202.6              7/15/87              254195              10/31/90

   88.301912.7               3/4/88              284230                5/4/94

   87.310449.1             11/26/87              271260                1/4/95

   87.310050.7             11/13/87

   88.302992.8               4/5/88              287256                6/1/94

   87.309137.5             10/15/87              264288               2/10/93

   88.300243.8              1/13/88              275189               3/29/95

   87.118064.2              12/7/87              271797               5/26/93

   87.118063.4              12/7/87              271796               8/23/95

   88.307435.3              8/11/88              306163                4/8/92

   88.305225.0               6/8/88              295078               3/10/93

   88.305226.8               6/8/88              295079               8/26/92

   88.303548.7              4/20/88              288261              10/30/91

   88.302513.2              3/22/88              285308                6/2/93

   88.304770.6              5/26/88              294969               2/10/93

   88.306742.3              7/22/88              307081                9/8/93

   88.105870.5              4/13/88              289820               1/29/92

   89.301260.9               2/9/89              328391               1/11/95

   89.300761.7              1/26/89              327257               11/3/93

   88.110645.4               7/4/88              300257               1/20/93

   88.120638.7              12/9/88              321805               5/15/92

   88.119854.3             11/29/88

   89.300866.4              1/30/89              326433                4/3/96

   89.301418.3              2/15/89              329396               9/14/94

   89.303876.0              4/19/89              339860                9/7/94

   89.304327.3              4/28/89              341877               12/7/94

      89.06385              3/20/89             2217470                7/1/92

   89.306299.2              6/22/89

   89.107012.0              4/19/89              342372                6/8/94

   89.305590.5               6/2/89              347074               8/17/94

   89.108559.9              5/12/89              345483              12/28/94

   89.112708.6              7/12/89              350883               1/17/96

   89.306578.9              6/28/89              350202               1/25/95

   89.308395.6              8/18/89              356163               12/8/93

   89.308602.5              8/24/89              356238              10/26/94

       1059411              5/11/89             1059411              11/23/89

   89.308110.9               8/9/89              356069                5/4/94

   89.308278.4              8/15/89              356115               3/16/94

   89.309128.0               9/8/89

   89.310376.2             10/11/89              366300               2/23/94

   89.121310.0             11/17/89

   89.312472.7             11/30/89              377961              10/12/94

   90.300405.9              1/15/90              379324               3/15/95

   90.301106.2               2/2/90              382422                4/7/93

   90.302863.7              3/16/90              391560               6/28/95

   90.305728.9              5/25/90

   90.105420.5              3/22/90

   90.305114.2              5/11/90

   90.304916.1               5/8/90              397435                2/2/94

   90.110680.7               6/6/90

   90.306190.1               6/7/90              403157               1/11/95

   90.307939.0              7/20/90              409637               6/21/95

   90.307938.2              7/20/90              409636                9/1/93

   90.308153.7              7/25/90

   90.307478.9               7/9/90              415535               9/20/95

   90.112830.6               7/5/90

   90.308338.4              7/30/90              411860                5/1/96

   90.308543.9               8/2/90              412730               3/29/95

   90.117564.6              9/12/90

   90.310653.2              9/28/90              420675               6/28/95

   90.311399.1             10/17/90

   90.118915.9              10/4/90

   90.311762.0             10/26/90              426392                8/2/95

   90.311514.5             10/19/90              424174               9/20/95

   90.312531.8             11/16/90              434213                4/5/95

   90.313630.7             12/14/90

   90.313985.5             12/20/90              443266               4/27/94

   91.300700.1              1/30/91

   90.124428.5             12/17/90

   90.124427.7             12/17/90

   90.124426.9             12/17/90

   91.300763.9              1/31/91

      90.23008             10/23/90             2237284               7/29/92

   91.303797.4              4/26/91

   91.303413.8              4/17/91              453256               9/21/94

      91.05145              3/12/91             2242988               1/19/94

   91.303161.3              4/10/91              452110               10/4/95

   91.303325.4              4/16/91

      91.06356              3/26/91             2243114               4/13/94

   91.304599.3              5/21/91

   91.304597.7              5/21/91

   91.305699.0              6/24/91              465078               6/28/95

   91.110403.2              6/24/91

   91.914483.2              6/28/91              540656               9/28/94

   91.912778.7               7/1/91              542763               1/25/95

   91.914655.5               7/1/91              542850               2/16/94

   91.306367.3              7/15/91              467609               2/21/96

   91.307991.9              8/30/91

   91.307443.1              8/13/91

   91.307651.9              8/20/91

   91.916460.8              6/13/91

   91.918892.0              6/14/91

   91.110404.0              6/24/91

   91.308298.8              9/11/91

   91.115715.4              9/17/91

   91.115719.6              9/17/91

   91.918414.3              9/12/91

   91.309940.4             10/28/91              488525              12/20/95

   91.310754.6             11/21/91

   91.117777.2             10/18/91

   92.904576.3               1/8/92

   92.100589.8              1/15/92

   92.302055.6              3/11/92

   92.301237.1              2/14/92

   92.301234.8              2/14/92

   92.908467.1             10/26/92              572568               1/11/95

   91.121710.7             12/18/91              480483               1/18/95

   92.301457.5              2/21/92              508573                6/7/95

   92.302146.3              3/12/92

   92.302699.1              3/27/92

   92.917131.2              8/12/92

   92.303576.0              4/22/92

   92.303315.3              4/14/92              509745              12/27/95

   92.303316.1              4/14/92

   92.104552.2              3/17/92

   92.104551.4              3/17/92              509253               9/14/94

   92.106738.5              4/21/92

   92.305157.7               6/5/92

   92.303891.3              4/30/92

   92.111476.5               7/7/92

   92.306306.9               7/9/92

   92.111248.8               7/2/92              523465              12/28/94

   92.111247.0               7/2/92

   92.306618.7              7/20/92              530963              10/11/95

   92.306617.9              7/20/92

   92.307581.6              8/19/92

   92.306505.6              7/16/92

   92.913673.7              5/26/92              600898               9/13/95

   92.307582.4              8/19/92

   92.918466.1              8/10/92              604472               11/8/95

   92.115252.6               9/7/92

   92.115267.4               9/7/92              534218               6/21/95

   92.307707.7              8/24/92

   92.115250.0               9/7/92

   92.914977.1               7/7/92              602051               9/13/95

   92.308998.1              10/1/92

   92.307718.4              8/24/92              539001               6/21/95

   92.309297.7             10/13/92

   92.308594.8              9/22/92

   92.308597.1              9/22/92              536913               7/26/95

   92.308997.3              10/1/92

   92.117381.1             10/12/92

   92.117382.9             10/12/92

   92.307545.1              8/18/92

   92.307546.9              8/18/92

   92.111055.7              6/30/92

   91.117859.8             10/19/91

   92.115266.6               9/7/92

   92.121970.5             12/24/92

   93.300168.7              1/12/93

   92.923063.9             10/22/92

   93.901286.0             12/14/92

   93.903628.1              1/22/93              627115               8/23/95

   93.102547.2              2/18/93

   93.100316.4              1/12/93              555637                3/8/95

   92.104014.1              3/12/93

   93.102834.4              2/24/93

   93.102833.6              2/24/93

   93.103608.1               3/5/93

   93.104012.5              3/12/93

   93.104013.3              3/12/93

   93.400753.5              3/23/93

   93.400660.2              3/16/93

   93.400661.0              3/16/93

   93.908520.5              3/22/93

   93.104436.6              3/18/93              564867                7/5/95

   93.904729.6              1/29/93

   93.905901.0              2/12/93

   93.104813.6              3/24/93

   93.909149.2              3/23/93

   93.108295.2              5/21/93

   93.910918.7              4/29/93

   93.303136.1              4/22/93

   93.916516.3              6/10/93

   93.109417.1              6/11/93

   93.401145.3               5/4/93

      94.04806              3/11/94

   93.111757.6              7/22/93

   93.916820.9              6/29/93

   93.915141.1              5/27/93

   93.915330.0              6/14/93

   93.109584.8              6/16/93

   93.110842.7               7/7/93

   93.916816.7              6/29/93

   93.918697.9              8/10/93

   93.402060.3              8/16/93

   93.115324.1              9/23/93

   93.114369.7               9/8/93

   93.115142.7              9/21/93

   93.307740.6              9/29/93              600587               2/14/96

      94.04805              3/11/94

   93.100646.4              1/18/93

   93.101906.1               2/8/93

       93.1179               6/8/93

      93.20284              10/1/93

   93.116230.9              10/7/93

   93.116231.7              10/7/93

   93.402182.5               9/8/93

   93.402465.4              10/7/93

   93.402245.0              9/15/93

   94.905614.7              6/29/93

   93.106714.4              4/26/93

   93.106968.6              4/29/93

      93.15468              7/27/93

      93.22705              11/4/93

   93.306350.5              8/11/93

   93.306669.8              8/23/93

   93.118552.4             11/18/93

   93.307792.7              9/30/93

   93.307739.8              9/29/93

   93.117308.2             10/26/93

   93.309507.7             11/29/93

   93.118798.3             11/23/93

   93.922716.1              9/21/93

   94.907781.2               1/6/94

   93.308600.1             10/28/93

   94.905542.0             12/28/93

   93.309895.6              12/8/93

   93.403209.5             12/29/93

   93.403100.6             12/20/93

   93.403101.4             12/20/93

   93.308779.3              11/3/93

   93.310237.8             12/17/93              605981               2/21/96

   93.110591.0               7/2/93

   93.111010.0               7/9/93

   93.110584.5               7/2/93

   94.907427.2               2/7/94

   94.104516.3              3/22/94

   94.907303.5              1/24/94

   94.104799.5              3/25/94

   94.400400.1              2/24/94

   94.909534.3               2/2/94

   94.400607.1              3/21/94

   94.400656.8              3/28/94

   94.907970.1               2/4/94

   94.301425.8              2/28/94

   94.301348.2              2/25/94

   94.907989.1               2/2/94

   94.905576.8               1/3/94

   94.400933.1              4/29/94

   94.905575.0               1/3/94

   94.400903.4              4/27/94

   94.400803.6               4/3/94

   93.308567.2             10/27/93

       1013247              12/1/82             1013247              11/15/83

   93.116137.6              10/6/93

   93.115143.5              9/21/93

   93.115561.8              9/27/93

   93.119176.1             11/29/93

   93.118972.4             11/25/93

      95.12899              6/23/95

      95.08027              4/20/95

      94.23266             11/18/94

       2042270              9/28/94             2042270               7/10/95

      95.08028              4/20/95

       95.2476              12/4/95

      95.22151             10/30/95

       2054284              2/20/96

   95.119618.7             12/13/95


                                  UNITED STATES

    SERIAL NO.          FILING DATE          PATENT NO.            ISSUE DATE

     05/666350              3/12/76             4260677                4/7/81

     06/407720              8/13/82             4390612               6/28/83

     05/904546              5/10/78             4363864              12/14/82

     05/694480               6/9/76             4223087               9/16/80

     05/848896              11/7/77             4204868               5/27/80

     06/186147              9/10/80             4310615               1/12/82

     06/033681              4/26/79             4262079               4/14/81

     05/878079              2/15/78             4170683               10/9/79

     05/671573              3/29/76             4239828              12/16/80

     05/854629             11/25/77             4212936               7/15/80

     05/906433              5/17/78             4205865                6/3/80

     05/589527              6/23/75             4182630                1/8/80

     05/822069               8/5/77             4168171               9/18/79

     06/007949              1/31/79             4232116               11/4/80

     05/803549               6/6/77             4161408               7/17/79

     05/885877              3/13/78             4230789              10/28/80

     06/197198             10/15/80             4293625               10/6/81

     05/826369              8/22/77             4176275              11/27/79

     06/089881             10/31/79             4263061               4/21/81

     05/890673              3/27/78             4204125               5/20/80

     05/963897             11/27/78             4331753               5/25/82

     05/832945              9/13/77             4266015                5/5/81

     05/942477              9/15/78             4156604               5/29/79

     06/051367              6/25/79             4227681              10/14/80

     05/903497               5/8/78             4184650               1/22/80

     05/907718              5/17/78             4201404                5/6/80

     06/041693              5/23/79             4334015                6/8/82

     05/938810               9/1/78             4184184               1/15/80

     06/019103               3/9/79             4207393               6/10/80

     06/181129              8/25/80             4286022               8/25/81

     05/964480             11/29/78             4260676                4/7/81

     06/163528              6/27/80             4316984               2/23/82

     06/045632               6/5/79             4288536                9/8/81

     06/151643              5/20/80             4383878               5/17/83

     06/100700             12/18/79             4268556               5/19/81

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     06/117467               2/1/80             4374077               2/15/83

     06/446635              12/3/82            RE 31533                3/6/84

     06/117466               2/1/80             4296158              10/20/81

     06/204631              11/6/80             4339037               7/13/82

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     06/721375               4/9/85             4660968               4/28/87

     07/265906              11/2/88            RE 33187               3/27/90

     06/895322              8/11/86             4729805                3/8/88

     06/711825              3/14/85             4623570              11/18/86

     07/265905              11/2/88            RE 34765              10/25/94

     06/807285             12/10/85             4659647               4/21/87

     06/835629               3/3/86             4705745              11/10/87

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     07/183257               4/8/88             4988612               1/29/91

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     07/217439              7/11/88             4879621               11/7/89

     07/106053              10/7/87             4775754               10/4/88

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     07/059931               6/9/87             4794070              12/27/88

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     07/174725              3/29/88             5068167              11/26/91

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     07/198989              5/26/88             4849327               7/18/89

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     07/434897              1/19/90             5061583              10/29/91

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     07/283572             12/13/88             5124564               6/23/92

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     07/305418               2/1/89             4948715               8/14/90

     07/862411               4/2/92             5199660                4/6/93

     07/185971              4/25/88             4889787              12/26/89

   D-07/270109             11/14/88            D-311182               10/9/90

     07/235939              8/23/88             4907532               3/13/90

     07/187829              4/29/88             4885225               12/5/89

   D-06/736717              5/22/85            D-293855               1/26/88

     07/191256               5/6/88             4906605                3/6/90

     07/193947              5/13/88             4857503               8/15/89

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     07/429151             10/30/89             5028507                7/2/91

     07/208367              6/17/88             4863114                9/5/89

     07/270358             11/14/88             4935834               6/19/90

   D-07/279141              12/2/88            D-307893               5/15/90

     07/235236              8/23/88             4847238               7/11/89

     07/235235              8/23/88             4853365                8/1/89

     07/388121               8/1/89             5087532               2/11/92

     07/260262             10/20/88             4990375                2/5/91

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                                    VENEZUELA

    SERIAL NO.          FILING DATE            PATENT NO.           ISSUE DATE

       1051-85               7/9/85

       1052-85               7/9/85





                                    EXHIBIT H
                               ASSIGNED TRADEMARKS

                                     DRYVIEW
                                    TRIMATIC
                                     TRIMAX
                                     INSPEX
                                    EUROCOLOR
                                    APPROACH
                                  ELECTROCOLOR
                                    DUPLICARD
                                   QUANTIMATIC
                                     TRAVAN
                                 "LS 120" symbol
                                   ULTRA DISK
                                     E CART
                                       777
                                     MAGNUS
                                   MINI MAGNUS
                                   ROYAL GUARD
                                      XIMAT
                                     RHOMAT
                                      PIMAT
                                     TAUMAT
                                   MATCHPRINT
                                    COLOR-KEY
                                      ONYX
                                     VIKING
                                     RAINBOW
                                     MAG-PAD
                                   EXCELERATE
                            DATA CARTRIDGE TECHNOLOGY
                        DATA CARTRIDGE TECHNOLOGY Symbol

In addition, 3M will assign such rights as it has in FLOPTICAL together with the license thereof from Insite, Inc.





                                    EXHIBIT I
         ASSIGNED TRADEMARK REGISTRATIONS AND REGISTRATION APPLICATIONS

                                                   Application      Registration
Country                         Mark Name                No.               No.

Argentina                      DUPLICARD             884708             1474463
Argentina                      ELECTROCOLOR          742822             1360914
Argentina                      ONYX                  1607108            1357485
Argentina                      TRIMATIC              1146078            1295588
Argentina                      VIKING                1928014
Argentina                      DRYVIEW               1925711            1552393
Argentina                      TRAVAN                1950868
Australia                      DUPLICARD             187852              187852
Australia                      MATCHPRINT            384194             B384194
Australia                      ONYX                  468146              468146
Australia                      ONYX                  468147              468147
Australia                      MAGNUS                580843              580843
Australia                      VIKING                633185
Australia                      DRYVIEW               633186
Australia                      TRAVAN                646848
Austria                        COLOR-KEY                                  47517
Austria                        TRIMAX                AM2786/77            87903
Austria                        ECART                 AM1566/92           142938
Austria                        DRYVIEW               AM3146/94           154549
Austria                        TRAVAN                AM6060/94           157060
Benelux                        APPROACH              747153              483517
Benelux                        COLOR KEY             572455               90775
Benelux                        DUPLICARD             572446               90768
Benelux                        ELECTROCOLOR          572338               90690
Benelux                        MATCHPRINT            744445              481176
Benelux                        TRIMATIC              625171              353814
Benelux                        TRIMAX                621583              349410
Benelux                        RHOMAT                751371              487099
Benelux                        ECART                 778054              515219
Benelux                        MAGNUS                782035              518978
Benelux                        XIMAT                 782034              518977
Benelux                        DRYVIEW               826147              549476
Benelux                        TRAVAN                838278
Bermuda                        MATCHPRINT            26298
Bolivia                        MATCHPRINT                               54465-C
Bolivia                        COLOR KEY                                54468-C
Brazil                         MATCHPRINT            811027856        811027856
Brazil                         ONYX                  813718384        813718384
Brazil                         VIKING                813681650        813681650
Brazil                         MATCHPRINT            816203873        816203873
Brazil                         MAGNUS                817093079
Brazil                         DRYVIEW               817928600
Brazil                         TRAVAN                818220511
Canada                         COLOR KEY             267661              156238
Canada                         DUPLICARD             265899              130060
Canada                         MATCHPRINT            495045              283950
Canada                         ONYX                  592582              362368
Canada                         VIKING                554069              321498
Canada                         RHOMAT                684759              401222
Canada                         MAGNUS                707057              415283
Canada                         XIMAT                 707835              413543
Canada                         TRIMAX                735531              432569
Canada                         EXCELERATE            755872              442402
Canada                         DRYVIEW               753107              454873
Canada                         TRAVAN                769875
Chile                          COLOR KEY             151926              358842
Chile                          MATCHPRINT            117945              336192
Chile                          TRAVAN                293862
China                          MATCHPRINT            94037205            798343
China                          ONYX                  94037211            798304
China                          VIKING                94037208            798305
China                          DRYVIEW               94066680
China                          TRAVAN                95024183
China                          MATCHPRINT            94037206            804025
China                          MATCHPRINT            94037207
China                          VIKING                94037209
China                          VIKING                94037210
China                          ONYX                  94037212
China                          ONYX                  94037213
China                          COLOR-KEY             960032416
Columbia                       COLOR KEY             75523                51899
Columbia                       VIKING                249720              123920
Columbia                       MATCHPRINT            366818
Columbia                       MAGNUS                95027335
Costa Rica                     COLOR-KEY             12-18-73      47614/001625
Costa Rica                     COLOR-KEY                                  79223
Costa Rica                     EXCELERATE                                 79222
Costa Rica                     MATCHPRINT                                 79221
Costa Rica                     ONYX                                       79219
Costa Rica                     VIKING                                     79227
Czech Republic                 TRIMAX                                    174908
Denmark                        COLOR KEY              504/62             135/63
Denmark                        EXCELERATE             4790/90           5570/91
Denmark                        MATCHPRINT             5685/85           1622/88
Denmark                        TRIMAX                 2276/76           4310/76
Denmark                        VIKING                 6761/91           7397/93
Denmark                        ECART                  3460/92           6486/93
Denmark                        MAGNUS                 4550/92           7044/93
Denmark                        TRAVAN                 8433/94            936/95
Dominica                       MATCHPRINT             93/94               93/94
Dominican Republic             VIKING                                     74565
Ecuador                        MATCHPRINT             47698
El Salvador                    VIKING                 1715/90          94BOOK24
El Salvador                    MATCHPRINT             2001-94
Finland                        COLOR KEY              7401/84             44638
Finland                        DUPLICARD              6743/82             40754
Finland                        TRIMAX                 4933/90             77106
Finland                        MATCHPRINT             3512/92            127861
Finland                        TRAVAN                 6006/94            139694
France                         APPROACH               217052            1597074
France                         COLOR-KEY              76314             1378128
France                         DUPLICARD              71689             1298517
France                         ELECTROCOLOR           31435              839154
France                         MATCHPRINT             647325            1220715
France                         TRIMATIC               295145            1686154
France                         TRIMAX                 263329            1401969
France                         RHOMAT                 236159            1614501
France                         ECART                  92412680         92412680
France                         XIMAT                  92428935         92428935
France                         MAGNUS                 93485567         93485567
France                         DRYVIEW                94518127         94518127
France                         TRAVAN                 94546662         94546662
Germany                        APPROACH               M67543/1WZ        1180540
Germany                        COLOR-KEY              M18915/6WZ         796573
Germany                        MATCHPRINT             M52243/1WZ        1055847
Germany                        ONYX                   M60953/7WC        1117623
Germany                        TRIMATIC               M44812/9WZ        1028993
Germany                        TRIMAX                 M43805/1WZ         979463
Germany                        VIKING                 M60954/7WZ        1116829
Germany                        RHOMAT                 M68222/9WZ        1182598
Germany                        ECART                  M72078/9WZ        2055022
Germany                        MAGNUS                 M72720/9WZ
Germany                        XIMAT                  M72719/9WZ        2032910
Germany                        DRYVIEW                M77801/9WZ        2906056
Germany                        TRAVAN                 39404090.2       39404090
Greece                         MATCHPRINT             92304               92304
Greece                         TRAVAN                 122053
Guatemala                      VIKING                 4051/90
Guatemala                      MATCHPRINT             8751-94
Honduras                       VIKING                                     53979
Honduras                       MATCHPRINT             6448/94             63816
Hong Kong                      ONYX                   9511/89            708/91
Hong Kong                      VIKING                 9512/89           1451/91
Hong Kong                      MAGNUS                 92/12632        9103/1995
Hong Kong                      MATCHPRINT             905/94
Hong Kong                      DRYVIEW                5268/94         B251/1996
Hong Kong                      TRAVAN                 9415229
Hong Kong                      COLOR-KEY              9516043
Hungary                        MATCHPRINT             M9402144
Iceland                        MATCHPRINT             494/1994         996/1994
India                          VIKING                 618264
India                          DRYVIEW                627778
Indonesia                      COLOR-KEY                                 220756
Indonesia                      VIKING
Indonesia                      DRYVIEW
Indonesia                      TRAVAN
Ireland                        ECART                  92/1728            147330
Ireland                        MATCHPRINT             94/2767            162849
Israel                         COLOR-KEY              24863               24863
Israel                         TRAVAN                 95886
Italy                          APPROACH               21156C/90          585056
Italy                          COLOR-KEY              61/10              412727
Italy                          MATCHPRINT             35918C/82          413946
Italy                          ONYX                   21486C/87          532616
Italy                          TRIMAX                 34938C/77          351743
Italy                          RHOMAT                 23269C/90          605618
Italy                          ECART                  MI92C002454        641307
Italy                          MAGNUS                 MI92C004804
Italy                          XIMAT                  MI92C004805        648414
Italy                          TRIMATIC               MI92C008862
Italy                          VIKING                 MI92C008863
Italy                          EXCELERATE             MI94C006493
Italy                          DRYVIEW                MI94C006492
Italy                          TRAVAN                 MI94C011739
Italy                          SPRINT                 19488              367512
Italy                          MICROLUX               11057              223243
Italy                          ROCKET                 17628              449125
Italy                          FERRANIA               10751              241365
Italy                          SELEX                  18762              402667
Italy                          HANDILUX               20061              402996
Italy                          DATALOG                22126              604658
Italy                          FERRANIA               23910              606113
Italy                          GRATIS FILM            34379              321471
                                    FOTO SERVICE
Italy                          GRATIS FILM            36788              506264
Italy                          TRIMATIC               33450              361053
Italy                          KING COLOR             10738D95           633966
Japan                          APPROACH               65287/90          2444781
Japan                          COLOR-KEY              202372/83          610770
Japan                          DUPLICARD              223673/81          583954
Japan                          DUPLICARD              212828/82          600183
                               (KATAKANA)
Japan                          MATCHPRINT             105183/82         2415172
Japan                          RHOMAT                 105355/90         2573514
Japan                          XIMAT (KATAKANA)       114919/90         2562054
Japan                          MAGNUS                 140780/90
Japan                          MAGNUS                 134400/92
Japan                          ECART                  174933/92
Japan                          DRYVIEW                65534/94
Japan                          TRAVAN                 120237/94
Japan                          ECART                                    2315664
Jordan                         MATCHPRINT             35090                4539
Korea                          MAGNUS                 92/17606
Korea                          ONYX                   94/3088
Korea                          VIKING                 94/3090            325386
Korea                          MATCHPRINT             94/3089            306786
Korea                          DRYVIEW                94/18021           327986
Korea                          DRYVIEW                94/18022           321185
Korea                          TRAVAN                 94/49730
Lebanon                        DUPLICARD                                  40879
Malaysia                       VIKING                 1780/94
Malaysia                       MATCHPRINT             1779/94
Malaysia                       DRYVIEW                3642/94
Malaysia                       TRAVAN                 11923/94
Mexico                         COLOR-KEY              102401             108582
Mexico                         ONYX                   30933              336288
Mexico                         ONYX                   30932              341339
Mexico                         VIKING                 19665              325703
Mexico                         VIKING                 19667              326624
Mexico                         MAGNUS                 158745             435326
Mexico                         EXCELERATE             222448             487821
Mexico                         DRYVIEW                206668             474308
Mexico                         TRAVAN                 227913             490472
New Zealand                    COLOR-KEY              70216              B70216
New Zealand                    DUPLICARD              116339            B116339
New Zealand                    MATCHPRINT             144943            B144943
New Zealand                    DRYVIEW                236411
New Zealand                    TRAVAN                 243394
Nicaragua                      MATCHPRINT                               27917CC
Norway                         COLOR-KEY              75318               59610
Norway                         DUPLICARD              74575               60314
Norway                         MATCHPRINT             823538             120697
Norway                         TRIMAX                 772955             102635
Norway                         ECART                  921671             157928
Norway                         VIKING                 94.3517            170014
Norway                         TRAVAN                 94.6869
Norway                         ONYX                   95.3893
Norway                         DRYVIEW                95.3897
Norway                         TRIMATIC               95.3898
OAPI (African Union)           TRIMAX                 68583               18540
Panama                         MATCHPRINT             072031
Peru                           MATCHPRINT             244448              11155
Philippines                    ONYX
Philippines                    VIKING                 93295
Philippines                    MATCHPRINT             93296
Philippines                    DRYVIEW                101064
Portugal                       DUPLICARD              136594             136594
Portugal                       TRIMAX                 196823             196823
Portugal                       MATCHPRINT             300730
Russian Federation             COLOR-KEY              94019193/50        133895
Saudi Arabia                   MATCHPRINT             25394              338/13
Saudi Arabia                   TRAVAN                 27873              358/77
Singapore                      MAGNUS                 4751/92          B4751/92
Singapore                      ONYX                   3042/93
Singapore                      VIKING                 3063/93
Singapore                      MATCHPRINT             3043/93
Singapore                      RHOMAT                 3068/93
Singapore                      XIMAT                  3087/93
Singapore                      ROYAL GUARD            3061/93
Singapore                      DRYVIEW                3601/94
Singapore                      TRAVAN                 10972/94
Slovakia                       TRIMAX                                    172743
South Africa                   DUPLICARD              81/2001           81/2001
South Africa                   ELECTROCOLOR           67/1657          B67/1657
South Africa                   ELECTROCOLOR           67/1658          B67/1658
South Africa                   MATCHPRINT             82/9051           82/9051
South Africa                   TRIMATIC               82/9270           82/9270
South Africa                   TRIMAX                 82/9269           82/9269
South Africa                   VIKING                 94/6502
South Africa                   TRAVAN                 94/13334
Spain                          COLOR-KEY              395236             395236
Spain                          DUPLICARD              389413             389413
Spain                          MATCHPRINT             1023168           1023168
Spain                          TRIMAX                 862442             862442
Spain                          ECART                  1708800
Spain                          MAGNUS                 1711281
Spain                          TRIMAX                 1812241
Spain                          TRAVAN                 1940231
Sri Lanka                      MATCHPRINT             72573
Sweden                         COLOR-KEY              1845/62            107918
Sweden                         DUPLICARD              281/64             110184
Sweden                         MATCHPRINT             7392/82            198604
Sweden                         ONYX                   5263/87            212321
Sweden                         TRIMAX                 5054/77            163121
Sweden                         ECART                  2998/92            241519
Sweden                         VIKING                 94-06631           300664
Sweden                         TRAVAN                 94-12312
Switzerland                    COLOR-KEY              434                316990
Switzerland                    MATCHPRINT             6570               322613
Switzerland                    ONYX                   4252               356125
Switzerland                    TRIMAX                 5231               291999
Switzerland                    ECART                  2753/1992.3        397026
Switzerland                    TRAVAN                 8609/1994.7
Taiwan                         VIKING                 (83)033734         678345
Taiwan                         MATCHPRINT             (83)051619         694438
Taiwan                         DRYVIEW                (83)051616         682771
Taiwan                         VIKING                 (83)042977         679230
Taiwan                         VIKING                 (83)042978         679668
Taiwan                         MATCHPRINT             (83)055826         683882
Taiwan                         TRAVAN                 (83)075433
Thailand                       MATCHPRINT             262085           KOR23007
Thailand                       DRYVIEW                266329           KOR31150
Turkey                         VIKING                 10701/91           131808
United Kingdom                 APPROACH               1429465           1429465
United Kingdom                 DUPLICARD              803191            B803191
United Kingdom                 ONYX                   1314963           1314963
United Kingdom                 TRIMATIC               1097710           1097710
United Kingdom                 TRIMAX                 1086018           1086018
United Kingdom                 TRIMAX                 1093009           1093009
United Kingdom                 VIKING                 1314964           1314964
United Kingdom                 RHOMAT                 1439911           1439911
United Kingdom                 MATCHPRINT             1476254           1476254
United Kingdom                 ROYAL GUARD            1476274           1476274
United Kingdom                 VIKING                 1476262           1476262
United Kingdom                 ECART                  1498023           1498023
United Kingdom                 MAGNUS                 1504339           1504339
United Kingdom                 XIMAT                  1504890           1504890
United Kingdom                 EXCELERATE             1577512           1577512
United Kingdom                 DRYVIEW                1572477          B1572477
United Kingdom                 TRAVAN                 2003820           2003820
United Kingdom                 COLOR-KEY              2015870           2015870
Uruguay                        TRIMAX                 239348             239348
United States                  COLOR-KEY              9940              1074455
United States                  DUPLICARD              11235              644744
United States                  INSPEX                 520459            1353540
United States                  MAG PAD                65426             1046257
United States                  MATCHPRINT             332056            1225652
United States                  ONYX                   639228            1480310
United States                  RHOMAT                 74/073502         1645071
United States                  TRIMAX                 29403             1013472
United States                  TRIMAX                 40625             1019772
United States                  VIKING                 598439            1433464
United States                  MAGNUS                 74/115294         1686149
United States                  ECART                  74/256645         1729107
United States                  XIMAT                  74/286993         1755067
United States                  TRIMATIC               74/406724         1827368
United States                  DRYVIEW                74/517738         1960963
United States                  EXCELERATE             74/544365         1957149
United States                  TRAVAN                 74/599404
Venezuela                      COLOR-KEY              2587                50183
Venezuela                      DUPLICARD              2581                50173
Venezuela                      MATCHPRINT             7527-94
Vietnam                        TRAVAN                 21020               17559
Yugoslavia                     TRIMAX                 Z178/82             28730





                                    EXHIBIT J
                               LICENSED TRADEMARKS

I.        "Borne of 3M Innovation" corporate endorsement trademark
II.       3M LOGO primary product trademark
III.      HIGHLAND
IV.       SCOTCH
V.        SCOTCHMARK
VI.       TARTAN
VII.      BALL AND LADDER design
VIII.     BLACKWATCH
IX.       SCOTCHCHROME
X.        SCOTCHCOLOR



                                    EXHIBIT K
                           TRADEMARK LICENSED PRODUCTS

         "Borne of 3M Innovation" corporate endorsement trademark All IMATION products embodying 3M technology, but not to be used with HIGHLAND

                       "3M LOGO" primary product trademark

All products being sold by all of the businesses of IMATION and bearing the "3M LOGO" as the primary product trademark as of the Distribution Date and the normal progression of such products, but excluding products bearing the HIGHLAND trademark.

                                    HIGHLAND
All diskettes and all medical imaging film being sold by IMATION and bearing the HIGHLAND trademark as of the Distribution Date.

                                     SCOTCH
All amateur photographic film being sold by IMATION and bearing the SCOTCH trademark as of the Distribution Date.

                                  SCOTCHCHROME
All amateur photographic film being sold by IMATION and bearing the SCOTCHCHROME trademark as of the Distribution Date.

                                   SCOTCHCOLOR
All amateur photographic film being sold by IMATION and bearing the SCOTCHCOLOR trademark as of the Distribution Date.

                                   SCOTCHMARK
All products being sold by Printing and Publishing Systems Division of IMATION and bearing the SCOTCHMARK trademark as of the Distribution Date.

                                     TARTAN
All products being sold by Printing and Publishing Systems Division and bearing the TARTAN trademark as of the Distribution Date.

                            "BALL AND LADDER" design
                  Any product which IMATION has rights to sell.

                                   BLACKWATCH
                 Any product which IMATION has rights to sell.





                                    EXHIBIT L
             LICENSED TRADEMARK AND LICENSED TRADE DRESS USE PERIODS

           "Borneof 3M Innovation" corporate endorsement trademark
                  The Distribution Date through June 30, 2001.

                       "3M LOGO" primary product trademark
                  The Distribution Date through June 30, 1999.

                                    HIGHLAND
                  The Distribution Date through June 30, 1999.

                                     SCOTCH
                  The Distribution Date through June 30, 1998.

                                  SCOTCHCHROME
                  The Distribution Date through June 30, 1998.

                                   SCOTCHCOLOR
                  The Distribution Date through June 30, 1998.

                                   SCOTCHMARK
                  The Distribution Date through June 30, 1999.

                                     TARTAN
                  The Distribution Date through June 30, 1999.

                                   BLACKWATCH
                              Unlimited use period

                              Licensed Trade Dress
                  The Distribution Date through June 30, 1999.

                            "BALL AND LADDER" design
                              Unlimited use period







                                    EXHIBIT M
           LICENSED TRADEMARK AND LICENSED TRADE DRESS USE GUIDELINES

"Borne of 3M Innovation" corporate endorsement trademark

Use of this corporate endorsement trademark shall be subject to the following:

In the implementation of the IMATION name on stationary and business cards, the phrase "Borne of 3M Innovation" shall appear on a line underneath the IMATION name. In this implementation, the "3M" will appear in the same type face as "Innovation," not the logo font.

On packages where the phrase "Borne of 3M Innovation" appears, the 3M logo shall be used in the phrase when the size of the logo is large enough so that the logo is not distorted. The color red will also be used unless the background color is such that it clashes with the 3M red. In those cases, the "3M" shall be either white or black. When the size of the type is too small, the "3M" shall appear in the same font as the word "Innovation," and its use shall be subject to the same color restrictions previously stated.




                       [PHOTOS OF ABOVE DESCRIBED ITEMS]






                                    EXHIBIT N
                           JOINT DEVELOPMENT AGREEMENT

This Agreement, effective as of this _____ day of _______________, 1996, (the "Effective Date") is by and between Imation Corp., a Delaware corporation whose address and principal place of business is 1 Imation Place, Oakdale, Minnesota 55128 ("IMATION") and Minnesota Mining and Manufacturing Company, a Delaware corporation whose address and principal place of business is 3M Center, Saint Paul, Minnesota, U.S.A. 55144 ("3M").

                                    RECITALS

WHEREAS, 3M and IMATION entered into an Intellectual Property Rights Agreement effective July 1, 1996 (the "Intellectual Property Rights Agreement"), under which 3M assigned and licensed to IMATION certain rights under its intellectual property preexisting the spin-off of IMATION and 3M and IMATION furthermore exchanged certain crosslicenses under intellectual property conceived during a two-year period after the spin-off of IMATION; and

WHEREAS, 3M and IMATION now wish to cooperate in the conduct of a joint research and development program as hereinafter defined.

In consideration of these premises and of the mutual promises set forth below, the Parties to this Agreement agree as follows:

1. DEFINITIONS

For the purposes of this Agreement, the terms defined in this Article shall have the meaning specified and shall be applicable both to the singular and plural forms.

         1.1. "PARTY" shall mean IMATION or 3M, as applicable. Unless the context herein expressly requires otherwise, any reference to 3M, IMATION or a Party shall be deemed to also be a reference to their respective Affiliates.

         1.2. "AFFILIATE" means any corporation, firm, partnership, proprietorship or other form of business organization as to which the control of the business shall be exercised by a Party, and any corporation, firm, partnership, proprietorship or other form of business organization in which a Party has greater than fifty percent (50%) ownership interest, or the maximum ownership interest it is permitted to have in the country where such business organization exists if equal to or less than fifty percent (50%). In the case of 3M, "Affiliate" shall further include its affiliate Sumitomo 3M Limited (hereinafter "Sumitomo 3M"), and in the case of IMATION "Affiliate" shall further include its affiliates in Japan and South Korea for so long as:

                  1.2.1. 3M or IMATION, as the case may be, maintains ownership or control of at least fifty percent (50%) of the outstanding shares of the aforesaid affiliate(s), or

                  1.2.2. 3M or IMATION, as the case may be, has the right to elect at least fifty percent (50%) of the members of the managing authority of the aforesaid affiliate(s).

         1.3. "JOINT DEVELOPMENT PROGRAM" means the program(s) to be conducted by 3M and IMATION set forth in the Addendum, as the same may be amended from time to time by mutual, written agreement.

         1.4. "3M FIELD OF LICENSE" means the field set forth in the Addendum.

         1.5. "IMATION FIELD OF LICENSE" means the field set forth in the Addendum.

         1.6. "SUBJECT TECHNOLOGY" means all information, including know-how, trade secrets and inventions (whether patentable or not), owned or controlled by either Party prior to or during the term of this Agreement relating to the field set forth in the Addendum embracing both the 3M Field of License and the IMATION Field of License.

         1.7. "BACKGROUND RIGHTS" means all intellectual property rights (excluding trademarks and tradenames) embodying Subject Technology which are

                  1.7.1. owned or controlled by either Party prior to the Effective Date of this Agreement; or

                  1.7.2. owned or controlled by either Party during the term of this Agreement, but not developed in the performance of work related to the Joint Development Program;

         1.8. but which have not already been licensed by one Party to the other pursuant to the Intellectual Property Rights Agreement.

         Controlled as used is this Paragraph 1.7 means controlled to the extent a Party may grant licenses, in whole or in part, of the scope and content granted in this Agreement. Intellectual property rights includes, by way of example, patents, patent applications, know-how, trade secrets, copyrights and Confidential Information.

         1.9. "SPONSORED RIGHTS" means all intellectual property rights embodying Subject Technology conceived by either Party, either solely or jointly, during the term of this Agreement and directly resulting from work conducted in accordance with the Joint Development Program. Intellectual property rights includes, by way of example, patents, patent applications, know-how, trade secrets, copyrights and Confidential Information, and specifically includes 3M and IMATION Patent Rights (defined hereinbelow).

         1.10. "3M PATENT RIGHTS" means those claims of a patent application or patent directed to an invention conceived only by employees and agents of 3M during and in the course of the Joint Development Program.

         1.11. "IMATION PATENT RIGHTS" means those claims of a patent application or patent directed to an invention conceived only by employees and agents of IMATION during and in the course of the Joint Development Program.

         1.12. "JOINT PATENT RIGHTS" means those claims of a patent application or patent directed to an invention conceived jointly by one or more employees or agents of 3M and one or more employees or agents of IMATION during and in the course of the Joint Development Program.

         1.13. "3M CONFIDENTIAL INFORMATION" means information disclosed by 3M or a 3M Affiliate to IMATION, pursuant to and during the term of this Agreement, which information IMATION has a reasonable basis to believe is considered by 3M to be confidential to 3M, except:

                  1.13.1. information learned by IMATION for the first time on or subsequent to July 1, 1996, but prior to any disclosure by 3M, provided and to the extent such knowledge is established by written records;

                  1.13.2. information which is or becomes lawfully publicly available through no act of IMATION;

                  1.13.3. information disclosed to IMATION by a third party, provided (i) under the circumstances of disclosure IMATION does not have a duty of non-disclosure owed to such third party, (ii) the third party's disclosure is not violative of a duty of non-disclosure owed to another, including 3M, and
                           iii) the disclosure by the third party is not otherwise unlawful; and

                  1.13.4. information developed by IMATION independent of both confidential information of 3M known by IMATION prior to July 1, 1996, and that disclosed by 3M thereafter.

         1.14. "IMATION CONFIDENTIAL INFORMATION" means information disclosed by IMATION or an IMATION Affiliate to 3M, pursuant to and during the term of this Agreement, which information 3M has a reasonable basis to believe is considered by IMATION to be confidential to IMATION, or is treated by IMATION as confidential, except:

                  1.14.1. information known to 3M prior to disclosure by IMATION, provided and to the extent such knowledge is established by written records;

                  1.14.2. information which is or becomes lawfully publicly available through no act of 3M;

                  1.14.3. information disclosed to 3M by a third party, provided (i) under the circumstances of disclosure 3M does not have a duty of non-disclosure owed to such third party, (ii) the third party's disclosure is not violative of a duty of non-disclosure owed to another, including IMATION, and (iii) the disclosure by the third party is not otherwise unlawful; and

                  1.14.4. information developed by 3M independent of disclosure by IMATION.

         1.15. Confidential Information means either or both 3M Confidential Information and IMATION Confidential Information, as is applicable where used.

2.       CONDUCT OF JOINT DEVELOPMENT PROGRAM

         2.1. Reasonable Efforts. IMATION and 3M shall use reasonable efforts to conduct the Joint Development Program in accordance with the plan in the Addendum. The Joint Development Program set forth in the Addendum cannot be amended except by written agreement by both Parties. Consent to amend the Joint Development Program shall not be unreasonably withheld, such reasonableness taking into account the effect upon the Parties of any additional charges, timeliness and all other matters impacted by the amendment.

         2.2. Disclosure of Confidential Information. 3M will provide to IMATION such 3M Confidential Information as 3M reasonably determines may be useful to IMATION's efforts in the Joint Development Program. IMATION will provide to 3M such IMATION Confidential Information as IMATION reasonably determines may be useful to 3M's efforts in the Joint Development Program.

         2.3. Costs. Each Party will be responsible for its own costs to conduct the Joint Development Program.

3. THE JOINT DEVELOPMENT COMMITTEE

         3.1. Committee (JDC). For administration of the Joint Development Program, the parties shall establish a Joint Development Committee ("JDC"). The JDC shall have a total membership as mutually agreed upon by the Parties, and shall consist of equal numbers of representatives from 3M and IMATION. The JDC shall be constituted within thirty (30) days of the Effective Date of this Agreement.

         3.2. Duties of JDC. The JDC will be responsible for assessing the progress of the Joint Development Program. Meetings of the JDC will occur at least once per calendar quarter and must include at least one (1) 3M representative and one (1) IMATION representative. The results of each meeting will be documented in writing and shall, at a minimum, include:

                           1. Progress to date;

                           2. Technical difficulties encountered to date;

                           3. Anticipated difficulties which might impact schedules; and

                           4. Action plans to address any anticipated or existing problems.

                  The JDC will issue a copy of such documentation to each Party within one (1) month of the meeting.

         3.3. Voting. Members may participate and vote in any meeting of the JDC by proxy or power of attorney or by conference telephone. All decisions of the JDC must be unanimous and shall be in writing. Each Party will bear its own costs of participation in the JDC.

         3.4. Records. Each Party shall keep and maintain adequate records and reports to enable it to furnish the JDC with complete and accurate information regarding all aspects of the Joint Development Program.

         3.5. Resources and Facilities. The JDC will also establish and implement procedures for integration of 3M and IMATION human resources to facilitate the Joint Development Program. Upon notice and subject to reasonableness, such procedures shall allow for visits by 3M and IMATION personnel involved in the Joint Development Program to each other's facilities, as well as use of each other's facilities, during such visits, to the extent required to perform work under the Joint Development Program.

         3.6. Final Report. The JDC will meet within one (1) month of the termination of the Joint Development Program to assess the results achieved. The JDC will issue a final written report to each Party within one (1) month following such meeting describing the results of the Joint Development Program.

4. JOINT DEVELOPMENT COORDINATORS

         4.1. Technical Coordinators. The Parties have established "Technical Coordinators" to act as liaisons between the Parties for the various technical matters that may arise during the course of the Joint Development Program. The Technical Coordinators are identified in the Addendum.

         4.2. Duties of Technical Coordinators. The Technical Coordinator, or his designated alternate, shall be authorized by each Party to:

                           1. Represent the Parties in all technical matters related to performance under this Agreement;

                           2. Schedule and coordinate visits by personnel of each Party to facilities of the other Party;

                           3. Coordinate the exchange of Confidential Information pursuant to Paragraph 2.2.

         4.3. Business Coordinators. The Parties have established Business Coordinators to act as liaisons between the Parties for the various non-technical matters that may arise under this Agreement. The Business Coordinators are identified in the Addendum.

         4.4. Changing Coordinators. Each Party may change its Technical Coordinator or Business Coordinator, or may designate an alternate for a limited time or scope, by notifying the other Party's Technical Coordinator or Business Coordinator, as applicable, in writing prior to the delegation of such duties at the address set forth in this Article.

5. OWNERSHIP OF INTELLECTUAL PROPERTY RIGHTS

         5.1. 3M Owns. 3M shall own all right, title and interest in Sponsored Rights conceived solely by employees, agents or consultants of 3M during the term of this Agreement, including but not limited to, 3M Patent Rights.

         5.2. IMATION Owns. IMATION shall own all right, title and interest in Sponsored Rights conceived solely by employees, agents or consultants of IMATION during the term of this Agreement, including but not limited to IMATION Patent Rights.

         5.3. Jointly Own. 3M and IMATION shall each own an equal undivided interest in all Sponsored Rights conceived jointly by employees, agents or consultants of 3M and IMATION, including but not limited to Joint Patent Rights, and each Party shall have the right to use, pledge, license, assign or otherwise transfer its interest in such Sponsored Rights without permission of or accounting to the other Party to the extent not inconsistent with that Party's rights and obligations under the Intellectual Property Rights Agreement.

         5.4.     Assignment. Notwithstanding the above provisions of this
                  Article 5, any Sponsored Right is subject to an obligation to assign at the time the invention is made to the Party or Parties owning subject matter which qualifies as prior art precluding the patentability thereof, subject to a paid-up, royalty-free, transferable, exclusive license back to the Party otherwise entitled to be the owner thereof, such exclusive license limited only to the extent that the licensed Party has granted any licenses in accordance with Article 6 of this Agreement.

6. LICENSE GRANTS

         6.1. During JDP. During the Joint Development Program, each Party shall be licensed free-of-charge under those Background Rights and Sponsored Rights of the other Party as are required for the sole purpose of conducting the Joint Development Program.

         6.2. 3M Option. IMATION grants to 3M an exclusive option to acquire a worldwide license, with the right to sublicense, in the 3M Field of License under the

                  6.2.1. Sponsored Rights that IMATION owns solely or jointly with 3M, with respect to which 3M's license shall be exclusive or nonexclusive at 3M's option; and

                  6.2.2. to the extent necessary to practice the license granted in Paragraph 6.2.1, the Background Rights which IMATION owns solely and may legally grant rights to 3M, with respect to which 3M's license shall be non-exclusive.

         6.3. IMATION Option. 3M grants to IMATION an exclusive option to acquire a worldwide license, with the right to grant sublicenses, in the IMATION Field of License under the

                  6.3.1. Sponsored Rights that 3M owns solely or jointly with IMATION, with respect to which IMATION's license shall be exclusive or nonexclusive at IMATION's option; and

                  6.3.2. to the extent necessary to practice the license granted in Paragraph 6.3.1, the Background Rights which 3M owns solely and may legally grant rights to IMATION, with respect to which IMATION's license shall be non-exclusive.

         6.4. Exercise of Option. The options granted under this Article 6 of this Agreement are exercisable at any time during the term of this Agreement by the Party to whom the option has been granted notifying the other Party in writing of its election to obtain a license. Promptly upon transmission of such notice, the Parties shall commence negotiations for such license. The Parties shall negotiate in good faith and with reasonable dispatch to reach agreement with respect to the licensing terms.

         6.5. Licensing Terms. The terms of the license may or may not include a royalty based on the commercial sale of products by the licensee, its Affiliates, permitted assigns or sublicensees. Any royalty rate shall be commercially reasonable, taking into account the scope of the licensee rights, i.e., the scope of the 3M or IMATION Field, whichever is applicable and the amount of development costs borne by the Parties to develop the licensed right. The royalty rate for an exclusive license shall be no greater than five percent (5%) of the net sales price for products covered by the licensed Sponsored Rights and/or Background Rights. The royalty rate for a nonexclusive license will be no greater than three percent (3%) of the net sales price of products covered by the licensed Sponsored Rights and/or Background Rights. A Party's obligations to pay royalties with respect to sales of a particular product will not extend beyond four (4) years from the date of first sale of such product, unless there exists an issued, unexpired patent in Sponsored Rights and/or Background Rights which is licensed hereunder and contains a valid claim claiming such product or the manufacture or use of such product in the country where such product is made or sold.

         6.6. Supply. Alternatively, or in addition to any royalty contemplated by Paragraph 6.5, the terms of the license may include an obligation upon the licensee to purchase goods or services from the licensor. In such event, the licensee agrees to purchase products from the licensor pursuant to a manufacturing and supply agreement to be negotiated in good faith between the Parties. Such a manufacturing and supply agreement shall at least include the provisions contained in the Addendum. The rights and obligations of the Parties concerning such a manufacturing and supply agreement shall be contingent on the negotiation and execution thereof.

         6.7. Licensing Negotiations. Licensing negotiations shall be concluded within ninety (90) days unless an extension of the negotiation period is agreed to by the Parties. In the event that the Parties cannot in good faith reach agreement within such ninety (90) day period, or any mutually agreed to extension thereof, commercially reasonable terms for such license shall be set by the appointed arbitrator, in accordance with Article 12 of this Agreement.

         6.8. Scope of Licenses. The licensing options granted in accordance with this Article 6 of this Agreement shall be for licenses having sufficient scope to enable

                  6.8.1. a Party to make, have made for it, use, offer to sell, sell, import, lease and otherwise transfer products in the 3M Field of License or IMATION Field of License, as the case may be, and embodying Sponsored Rights and Background Rights pursuant to Paragraph 6.2 or 6.3, as the case may be, subject to any restrictions imposed upon the Party in respect to 3M Supply Fields or IMATION Supply fields, as the case may be, under the Intellectual Property Rights Agreement; and

                  6.8.2. a Party, and purchasers of products from that Party, to practice and have practiced for it processes in the 3M Field of License or IMATION Field of License, as the case may be, and embodying the Sponsored Rights and Background Rights pursuant to Paragraph
                           6.2 or 6.3, as the case may be.

7. PATENT FILING AND PROSECUTION

         7.1. Disclosure of Sponsored Rights. 3M and IMATION shall fully disclose to each other in writing all Sponsored Rights promptly after such Sponsored Rights are brought to the attention of the Party's personnel responsible for patent matters.

         7.2. Right to File on Party's Patent Rights. Each Party shall have the exclusive right at that Party's expense to file, prosecute, issue, maintain, license (to the extent not inconsistent with this Agreement) and defend all patent applications and patents, throughout the world, containing solely that Party's Patent Rights.

         7.3. Right to File on Joint Patent Rights. The Parties shall have the right in the first instance to jointly file, prosecute, issue, maintain, license (to the extent not inconsistent with this Agreement) and defend patent applications and patents, throughout the world, containing (1) both 3M Patent Rights and IMATION Patent Rights and/or (2) Joint Patent Rights. If the Parties elect to exercise such right, they agree to cooperate fully with each other in filing, prosecuting, issuing, maintaining, licensing and defending such patent applications and patents throughout the world and agree to equally share all expenses and in-house and outside legal fees associated therewith.

         7.4. Abandonment or Lapse. If a Party who has the right in the first instance to jointly or solely file, prosecute, issue, and maintain a patent application or patent claiming that Party's Patent Rights or Joint Patent Rights, in accordance with Paragraph 7.2 or 7.3, elects not to file such a patent application or elects to allow any such patent application or patent to become abandoned or lapse, that Party shall give the other Party notice of such election promptly and at least two
                  (2) months prior to the first date that action must be taken to avoid such abandonment or lapse. The other Party shall have the right to take over at its sole expense the filing, prosecution or maintenance of any such patent application or patent. If such other Party elects to take over the filing, prosecution or maintenance of such patent application or patent, the non-electing Party shall assign all of its rights in such application or patent to the electing Party, subject to the retention by the non-electing Party of any licenses granted in accordance with Article 6 of this Agreement. Any Party not electing to file, prosecute or maintain any such patent application or patent shall provide assistance to the other Party if the other Party elects to file, prosecute or maintain such patent application or patent and shall execute and cause its employees, agents or consultants to execute such documents as are necessary (1) to vest ownership of such application or patent in the other Party; and (2) for the other Party to file, continue prosecution or maintenance of, or enforce such patent application or patent. Any Party electing to file, prosecute or maintain such patent application or patent after the other Party has elected not to file, prosecute or maintain such patent application or patent, shall have no liability to the other non-electing Party for that Party's acts or failure to act with respect to such patent application or patent.

         7.5. Notification before Patent Filing. Thirty (30) days prior to either Party filing any patent application during or after the term of this Agreement claiming any Sponsored Rights, the Party desiring to file such an application shall provide the other Party with a copy of the proposed application. The Party receiving the copy of the proposed application shall then have thirty (30) days to notify the Party desiring to file as to whether it believes that any of its Confidential Information is disclosed. If the application contains any such Confidential Information, then the Party desiring to file shall either

                           1. delete such Confidential Information from the application prior to filing, or

                           2. where disclosure of such Confidential Information in the patent application or related documents is necessary to comply with the statutory requirements of any country in which the application will be filed, not file such application without the permission of the Party owning such Confidential Information, which permission shall only be withheld if disclosure of such Confidential Information has a significant adverse impact upon the commercial interests of the Party owning such Confidential Information.

         In the event a Party must file a patent application before the thirty
         (30) day notice period has expired to avoid potential loss of patent rights in one or more countries throughout the world, that Party may do so in confidence in the U.S. Patent and Trademark Office or the United Kingdom Patent Office only. If agreement to disclose the information is not then forthcoming from the other Party pursuant to this Paragraph 7.5, the Party which filed the application shall take the necessary steps to prevent the relevant application from being published.

         7.6. Information Regarding Sponsored Rights. Each Party will keep the other Party fully advised of the status of any patent application or patent for which the other Party has been granted an option to license under Article 6 of this Agreement. Each Party will provide the other Party with all pertinent information related to such patent application or patent, including but not limited to copies of all searches, patent applications, prosecution papers, issued patents, correspondence with foreign associates in respect to foreign patent applications and patents, and litigation papers.

8. WARRANTIES

         8.1. No Conflicting Agreements. Both parties warrant that they have no agreements with any third party or commitments or obligations which conflict in any way with their obligations under this Agreement. Neither Party will enter into during the term of this Agreement any agreement, commitment or obligation in conflict with its obligations under this Agreement.

         8.2. Agreements with Employees and Agents. IMATION and 3M warrant that they will obtain from their employees and agents who perform work in accordance with the Joint Development Program a valid and sufficient written agreement vesting ownership of all their relevant discoveries, improvements and ideas in IMATION or 3M, respectively.

         8.3. Non-infringement. Neither Party warrants nor represents that any product or process conceived, developed or used in accordance with the Joint Development Program does not infringe any intellectual property rights of any third party. Each Party will, however, notify the other Party promptly in the event a Party has knowledge of a possible conflict with the intellectual property rights of any third party.

9. CONFIDENTIALITY

         9.1. Non-Use and Nondisclosure. Except as provided elsewhere in this Agreement, 3M and IMATION each agree to maintain Confidential Information in confidence and not use or disclose such Confidential Information without the prior written approval of the other Party, except i) as is contemplated by this Agreement or any subsequent Agreement relating to the Joint Development Program, ii) to commercialize any products developed as a result of the Joint Development Program, iii) as is required to be disclosed to recover damages for a breach of this Agreement, or iv) as is required to comply with any order of a court or any applicable rule, regulation, or law of any jurisdiction. In the event that a Party is required by judicial or administrative process to disclose Confidential Information of the other Party, it shall promptly notify the other Party and allow the other Party a reasonable time to oppose such process. The foregoing obligations shall remain in force for the period set forth in the Addendum.

         9.2. Degree of Care. Both 3M and IMATION shall protect Confidential Information by using the same degree of care, but not less than a reasonable degree of care, to prevent the unauthorized disclosure or use of Confidential Information, as that Party uses to protect its own confidential information of like nature.

         9.3. Disclosure to Affiliates. Any provision of this Agreement to the contrary notwithstanding, both 3M and IMATION are entitled to disclose Confidential Information to the extent reasonably necessary for the purposes of this Agreement, to their respective Affiliates on condition that such entities agree to be bound by this Agreement with respect to nondisclosure and/or non-use of such information.

         9.4. Agreements with Employees, Agents and Consultants. 3M and its Affiliates and IMATION and its Affiliates each represent and warrant that their respective employees or agents performing work according to the Joint Development Agreement or having access to any Confidential Information shall be subject to a valid, binding and enforceable agreement to maintain the obligations of confidentiality and non-use of this Article 9.

         9.5. No Reference to Other Party. Except to the extent permitted expressly in the Intellectual Property Rights Agreement, or in any other written agreement between the Parties, neither Party will, without the prior written consent of the other Party:

                  9.5.1. use in advertising, publicity, or otherwise in connection with products developed in accordance with this Agreement, any trade name, trademark, trade device, service mark, or symbol owned by the other Party; or

                  9.5.2. represent, either directly or indirectly, that any product or service of the other Party is a product or service of the representing Party, or vice versa.

10. INDEMNIFICATION AND INSURANCE

         10.1. By 3M. 3M shall indemnify and hold IMATION and its Affiliates harmless from any and all loss or liability for any and all claims, causes of action, suits, proceedings, losses, damages, demands, fees, expenses, fines, penalties and costs (including without limitation reasonable attorney's fees, costs and disbursements) arising from any injury or alleged injury to any third person or business for property damage, personal injury or incidental, special or consequential damages caused by any products made or processes performed by 3M which are related to this Agreement.

         10.2. By IMATION. IMATION shall indemnify and hold 3M and its Affiliates harmless from any and all loss or liability for any and all claims, causes of action, suits, proceedings, losses, damages, demands, fees, expenses, fines, penalties and costs (including without limitation reasonable attorney's fees, costs and disbursements) arising from any injury or alleged injury to any third person or business for property damage, personal injury or incidental, special or consequential damages caused by any products made or processes performed by IMATION which are related to this Agreement.

         10.3. Claims. A Party (the "indemnitee") which intends to claim indemnification under this Article 10 shall promptly notify the other Party ("the indemnitor") in writing of any action, claim or liability in respect of which the indemnitee or any of its employees or agents intend to claim such indemnification. The indemnitee shall permit, and shall cause its employees and agents to permit, the indemnitor to settle any such action, claim or liability and agrees to the control of such defense or settlement by the indemnitor; provided, however, that such settlement does not adversely affect the indemnitee's rights hereunder or impose any obligations on the indemnitee in addition to those set forth herein. No such action, claim or liability shall be settled without the prior written consent of the indemnitor to the extent the indemnitor has responsibility or liability for any portion of such settlement, and the indemnitor shall not be responsible for any attorneys' fees or other costs incurred other than as provided herein. The indemnitee, its employees and agents, shall cooperate fully with the indemnitor and its legal representatives in the investigation and defense of any action, claim or liability covered by this indemnification. The indemnitee shall have the right, but not the obligation, to be represented by counsel of its own selection and at its own expense.

         10.4. Insurance. Each Party shall maintain commercial general liability insurance, including products liability and contractual liability coverage, in an amount and for a time period which will cover the liability assumed by that Party under this Agreement, provided that each Party shall have the right to be self-insured for at least a portion of such amount. Each Party shall provide the other upon request with a certificate of insurance evidencing the existence of these coverages.

11.      DISCLAIMERS

         11.1. Introduction. 3M and IMATION expressly agree to the following provisions which underlie their positions upon entering this Agreement.

         11.2. Risk of Failure. 3M and IMATION recognize and assume the significant risks associated with designing, developing and manufacturing products in accordance with the Joint Development Agreement. Specifically, 3M and IMATION individually assume the risks that:

                  11.2.1. neither Party will develop any products or processes that meet customer requirements or the goals of the Joint Development Program, and

                  11.2.2. the market will fail to accept such products, or the market will fail to accept such products to the level anticipated by 3M or IMATION at the time the Parties sign this Agreement.

                  Although 3M and IMATION will use their reasonable efforts to conduct the Joint Development Program, no expenditures by either Party hereunder will be reimbursed because the development of any products or processes has been unsuccessful. EXCEPT AS OTHERWISE EXPLICITLY SET FORTH HEREIN, EACH PARTY EXPRESSLY DISCLAIMS TO THE OTHER PARTY ANY EXPRESS OR IMPLIED WARRANTY, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ARISING OUT OF ITS PERFORMANCE OR ATTEMPTED DEVELOPMENT OF A PRODUCT OR PROCESS PURSUANT TO THIS AGREEMENT.

         11.3. Devotion of Resources. Any obligations regarding a duty to devote resources and efforts to the development of products are contained in this Agreement. There is no implied obligation to devote any other level of resources or effort.

         11.4. Competitive Products. This Agreement in no way precludes either Party from developing, manufacturing, marketing, using or processing any products or technology that are not developed in accordance with the Joint Development Program but that may be compatible or competitive with any products or Subject Technology conceived or developed in accordance with the Joint Development Program. The Parties recognize, however, that the Intellectual Property Rights Agreement may preclude such activities.

         11.5. Limitation of Liabilities. NEITHER IMATION NOR 3M SHALL UNDER ANY CIRCUMSTANCES BE LIABLE TO EACH OTHER FOR INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS, REVENUE, OR BUSINESS) RESULTING FROM OR IN ANY WAY RELATED TO THIS AGREEMENT, OR THE TERMINATION OF THIS AGREEMENT, OR ARISING OUT OF OR ALLEGED TO HAVE ARISEN OUT OF (i) BREACH OF THIS AGREEMENT, (ii) THE FAILURE BY EITHER PARTY TO DEVELOP ANY PRODUCTS OR PROCESSES IN ACCORDANCE WITH THE JOINT DEVELOPMENT PROGRAM, (iii) THE FAILURE BY EITHER PARTY TO DEVOTE THE RESOURCES SPECIFIED IN THE JOINT DEVELOPMENT PROGRAM, (iv) THE FAILURE BY EITHER PARTY TO COMPLY WITH THE EXPRESS CONDITIONS SPECIFIED IN THE JOINT DEVELOPMENT PROGRAM, OR (v) ANY EVENT RELATED TO THE CONDUCT OF THE JOINT DEVELOPMENT PROGRAM. This limitation applies regardless of whether such damages are sought based on breach of contract, negligence, or any other legal theory.

         11.6. No Obligation to Supply. Except as expressly stated herein, this Agreement in no way creates an obligation on, or commitment by IMATION or 3M to manufacture or supply products to each other or to any other person, firm, or corporation.

         11.7. Future Financing. Neither Party will rely on the other Party as a source of any additional monies except as explicitly provided by this Agreement.

12. DISPUTE RESOLUTION

         12.1. Either Party may invoke the dispute resolution process of this Article upon notice to the other Party that it believes a dispute has arisen between the Parties relating to the making or performance of this Agreement, including, but not limited to, any act or failure to act by said other Party which the Party providing notice believes constitutes a material breach hereof. Any such dispute shall be resolved in the following order of preference:

                  12.1.1. by good faith negotiation between executives of 3M and IMATION who have authority to fully and finally resolve the dispute;

                  12.1.2. if necessary, by non-binding mediation at a location acceptable to both Parties using a neutral mediator having experience with the industry under the Center for Public Resources Model Procedure for Mediation of Business Disputes (with the costs therefor shared equally); or

                  12.1.3. as a last resort only, by binding arbitration of disputes i) concerning inventorship, ii) resulting from a failure to agree to licensing terms under
                           Article 6, or iii) or involving a risk that a trade secret could be disclosed publicly or otherwise compromised if litigated, or by litigation of any other disputes.

         12.2. Treatment of Negotiations and Mediations. All negotiations and mediations pursuant to this Article shall be treated as compromise and settlement negotiations for purposes of Rule 408 of the Federal Rules of Evidence and comparable state rules of evidence.

         12.3. Disputes Subject to Binding Arbitration. Disputes regarding inventorship (the process for which is further detailed in Paragraph 12.5), disputes regarding licensing terms under
                  Article 6 (the process for which is further detailed in Paragraph 12.6), and disputes which involve a risk that a trade secret could be disclosed publicly or otherwise compromised if litigated shall be subject to binding arbitration. If litigation is initiated relative to a dispute, and subsequent to such initiation it is realized by a Party that there is a risk of public disclosure or other compromise of a trade secret if the litigation continued, that Party may request that the litigation be terminated and that the dispute be sent to arbitration. If there is a disagreement between the Parties as to whether the dispute should be sent to arbitration, the court where the litigation is pending shall be asked to take evidence in camera and decide if the dispute should be sent to arbitration under this provision. The Party asserting that a trade secret could be disclosed publicly or could otherwise be compromised in resolving the dispute shall bear the burden of proof by a preponderance of the evidence.

         12.4. Arbitration Procedures. If the Parties are unable to resolve any dispute that is subject to arbitration under this Article 12 by negotiation or mediation under Paragraphs 12.1.1 and 12.2.2, they agree to submit such dispute to binding arbitration under the Center for Public Resources Rules for Non-Administered Arbitration of Patent and Trade Secret Disputes. The Parties agree to employment of a single arbitrator in resolving any such dispute. The Federal Rules of Civil Procedure and the Federal Rules of Evidence shall be applicable except where they may conflict with the more explicit process for resolving inventorship disputes set forth in Paragraph 12.5 or for resolving disputes regarding acceptable licensing terms set forth in Paragraph 12.6. Any arbitration proceeding shall be concluded in a maximum of one
                  (1) year from written notice from one Party to the other Party identifying a dispute subject to arbitration under this Paragraph 12.4 and requesting arbitration after having participated in negotiation under Paragraph 12.1.1 and mediation under Paragraph 12.1.2.

         12.5. Disputes Regarding Inventorship. In addition to the procedure set forth in Paragraph 12.4, the following shall apply to arbitration of disputes regarding inventorship. The arbitrator shall be an independent patent attorney residing in the United States and registered to practice before the United States Patent and Trademark Office. The arbitrator shall resolve the inventorship dispute in accordance with the laws of the United States within three (3) months of his or her appointment. The Parties agree to supply to the arbitrator such documentary evidence of inventorship as they wish to rely upon together with a written statement of their position not to exceed twenty (20) pages in length within twenty (20) days of the appointment of the arbitrator. Unless the Parties agree to rely on affidavits, the arbitrator shall set a hearing at which each Party shall have up to eight (8) hours to present witnesses and to cross examine the witnesses for the other Party. If there is a hearing, each Party shall provide a statement summarizing the anticipated testimony of each witness it may have testify to the other Party and the arbitrator at least fifteen (15) days in advance of the hearing. The arbitrator's award shall be in writing not to exceed twenty (20) pages in length and shall include reasoning in support of the award. The resolution of the arbitrator shall be final and binding on the Parties, without right of appeal.

         12.6. Licensing Terms. In addition to the procedure set forth in Paragraph 12.4, the following shall apply to arbitration of disputes resulting from a failure by the Parties to agree to mutually acceptable licensing terms under Article 6. The arbitrator shall be an unbiased professional familiar with the industry to which the licensed rights pertain. The Parties shall be obligated to offer licenses to the other Party on the terms set by the arbitrator. If the Party offered a license decides not to accept a license on such terms, the Party offering the license shall have the right to seek other potential licensees.

         12.7. Confidentiality. All negotiation, mediation and arbitration proceedings under this Article shall be treated as Confidential Information in accordance with the provisions of
                  Article 9. Any mediator or arbitrator shall be bound by an agreement containing confidentiality provisions at least as restrictive as those contained in Article 9.

         12.8. Equitable Relief. Nothing herein shall preclude either Party from taking whatever actions are necessary to prevent any immediate, irreparable harm to its interests, including multiple breaches of this Agreement by the other Party. Otherwise, these procedures are exclusive and shall be fully exhausted prior to the initiation of any litigation. Either Party may seek specific enforcement of any arbitrator's decision under this Article. The other Party's only defense to such a request for specific enforcement shall be fraud by or on the arbitrator.

         12.9. Governing Law; Personal Jurisdiction. Any questions, claims, disputes, remedies or procedural matters shall be governed exclusively by the laws of the State of Minnesota, without regard to the principles of conflicts of law. The Parties agree that Minnesota has a substantial relationship to this transaction, and each Party consents to personal jurisdiction in the courts of Minnesota.

13. TERM AND TERMINATION

         13.1. Term. This Agreement shall commence on the Effective Date stated above and, unless earlier terminated in accordance with the terms of this Agreement, will continue according to the timetable set forth in the Joint Development Program and will expire upon termination of the Joint Development Program, which shall be no later than the date set forth in the Addendum .

         13.2. Termination of Agreement. This Agreement may be terminated by either Party without cause by giving not less than thirty (30) days prior written notice to the other Party. However, such termination shall not affect any license or option to license granted to either Party in accordance with Article 6 of this Agreement prior to the date of such termination.

         13.3. Default. This Agreement may be terminated by either Party in the event of a material breach by the other Party of the terms of this Agreement, provided that the terminating Party first gives the defaulting Party written notice of termination, specifying the grounds therefor, and the defaulting Party has had thirty (30) days after such notice is given to cure the breach. If not so cured, this Agreement shall terminate at the expiration of such thirty (30) days. Waiver by a Party of a default by the other Party shall not deprive the first Party of the right to terminate this Agreement due to any subsequent default of the other Party.

         13.4. Survival. Termination of this Agreement through any means for any reason shall not relieve either Party of any obligation accrued prior to such termination and shall be without prejudice to the rights and remedies with respect to default or breach of this Agreement. Specifically, the provisions of Articles 6, 9, and 10 shall survive termination or expiration of this Agreement to the extent provided in such Articles.

         13.5. Return of Information. In the event this Agreement is terminated pursuant to Paragraph 13.2, the terminating Party agrees to return to the terminated Party within thirty (30) days of termination all documents, prototypes and models received from the terminated Party pursuant to this Agreement. If this Agreement is terminated pursuant to Paragraph 13.3, the Party in default shall return to the terminating Party all such documents, prototypes and models received from the terminating Party within thirty (30) days of termination.

14. MISCELLANEOUS

         14.1. Notices. Except as set forth in Article 4, all notices or reports shall be delivered personally or by registered or certified mail, postage prepaid, to the addresses of the respective Parties shown in the Addendum. Notices shall be effective upon receipt if personally delivered or sent by facsimile transmission, or on the first business day following the date of mailing. Any change of address of a Party shall be promptly communicated in writing to the other Party.

         14.2. Assignment. Neither this Agreement nor any right or obligation hereunder shall be assignable by either Party without the prior written consent of the other Party and any purported assignment without such consent shall be void; provided, however, that either Party may assign this Agreement without such consent in connection with the sale or transfer of all or substantially all of the business to which this Agreement pertains. Any permitted assignee shall assume all obligations of its assignor under this Agreement. No assignment shall relieve any Party of responsibility for the performance of any accrued obligation which such Party then has hereunder.

         14.3. Force Majeure. If the performance of this Agreement or any obligations under this Agreement, except the making of required payments, is prevented, restricted, or interfered with by reason of fire, flood, explosion, or other casualty, accident, or act of God; strikes or labor disturbances; war, whether declared or not, or other violence; sabotage; any law, order, proclamation, regulation, ordinance, demand, or requirement of any government agency; or any other event beyond the reasonable control of the Parties, the affected Party, upon giving prompt notice to the other Party, shall be excused from such performance to the extent of such prevention, restriction, or interference. The affected Party shall use its reasonable efforts to avoid or remove such cause of non-performance or to limit the impact of the event on such Party's performance and shall continue performance with the utmost dispatch whenever such causes are removed.

         14.4. Export Controls. A recipient of technical data or products agrees to comply with all United States Department of Commerce and other United States export controls. Each Party agrees that, unless prior authorization is obtained from the Office of Export Administration, it will not knowingly ship or transfer technical data covered by this Agreement or any direct product of such technical data, directly or indirectly, to any country in contravention of any Office of Export Administration requirement.

         14.5. Entire Agreement. This Agreement and its Exhibits set forth the entire agreement between the Parties and supersede all previous agreements and understandings, whether oral or written, between the Parties with respect to the subject matter of this Agreement except to the extent contemplated herein relative to the Intellectual Property Rights Agreement.

         14.6. Amendment. This Agreement may not be modified, amended or discharged except as expressly stated in this Agreement or by a written agreement signed by an authorized representative of each Party.

         14.7. Separability. The provisions of this Agreement shall be deemed separable. If any provision in this Agreement shall be found or be held to be invalid or unenforceable in any jurisdiction in which this Agreement is performed, then the meaning of that provision shall be construed, to the extent feasible, to render the provision enforceable, and if no feasible interpretation would save such provision, it shall be severed from the remainder of this Agreement which shall remain in full force and effect unless the provisions that are invalid or unenforceable substantially impair the value of the entire Agreement to either Party. In such event, the Parties shall use their respective reasonable efforts to negotiate a substitute, valid and enforceable provision which most nearly effects the Parties' intent in entering into this Agreement.

         14.8. Waiver. No waiver of any term, provision or condition of this Agreement whether by conduct or otherwise in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such term, provision or condition or of any other term, provision or condition of this Agreement.

         14.9. Relationship of Parties. Each of the Parties hereto is an independent contractor and nothing herein shall be deemed to constitute the relationship of partners, joint venturers, nor of principal and agent between the Parties hereto.

         14.10. Succession. This Agreement shall bind the Parties, their successors, trustees, and permitted assigns.

         14.11. Guaranty Affiliates. Each Party guarantees the performance and all obligations of its Affiliates under this Agreement.

         14.12. Authority. Each Party has the full right, power, and authority to execute and deliver this Agreement and to perform its terms. The execution and delivery of this Agreement and the consummation of the transactions required by this Agreement will not violate or conflict with any charter provision or bylaw of either Party or any of its Affiliates. Each Party has taken all required corporate actions to approve and adopt this Agreement. This Agreement is enforceable against each Party according to its terms, subject to bankruptcy, insolvency, and other laws relating to or affecting creditors' rights and to general equity principles. Each Party represents and warrants that the person or persons executing this Agreement on its behalf are duly authorized and empowered to do so.

         14.13. Headings. The article and paragraph headings in this Agreement are inserted for convenience only and shall not constitute a part hereof.

IN WITNESS WHEREOF, the Parties, through their respective duly authorized officers, have executed this Agreement to be effective as of the Effective Date first above written.

Attest:                                            IMATION CORP.

___________________________            By: ______________________________

                                      Date: _____________________________

Attest:                                            MINNESOTA MINING AND
___________________________                        MANUFACTURING COMPANY

                                       By: ______________________________

                                      Date: _____________________________




                   ADDENDUM TO THE JOINT DEVELOPMENT AGREEMENT

Joint Development Program:

3M Field of License:

IMATION Field of License:

Subject Technology:

Technical Coordinators (3M and IMATION):

Business Coordinators (3M and IMATION):

Term of Non-Use and Nondisclosure Restrictions:

Term of Agreement:

Notices:





                                    EXHIBIT O

                     SHORT TERM/PROJECT CONSULTING AGREEMENT

This Agreement ("Agreement") is by and between Imation Corp., a Delaware corporation whose address and principal place of business is 1 Imation Place, Oakdale, Minnesota 55128 ("IMATION") and Minnesota Mining and Manufacturing Company, a Delaware corporation whose address and principal place of business is 3M Center, Saint Paul, Minnesota 55144 ("3M").

                                    RECITALS

3M and IMATION have separately entered into an Intellectual Property Rights Agreement on July 1, 1996 (the "Intellectual Property Rights Agreement"). The Parties have now agreed to cooperate in the provision by one Party to the other of technical consulting services as follows.

In consideration of the mutual covenants which follow, it is agreed that:

1. DEFINITIONS

         Except as otherwise specifically provided herein, the terms of this Agreement shall have the meanings set forth in the Intellectual Property Rights Agreement. In addition, the following terms shall have the meanings set forth herein:

         1.1 "Requestor" shall mean the Party requesting the provision of Services.

         1.2 "Provider" shall mean the Party providing the Services.

         1.3 "Services" shall mean work to be performed by the Provider as described in the Addendum hereto.

         1.4 "Work Product" means all discoveries, improvements and ideas (whether or not shown or described in writing or reduced to practice), mask works (topography of semiconductor chips) and works of authorship, whether or not patentable, copyrightable or registerable made, authored or conceived by a Provider in the performance of Services.

2. PROVISION OF SERVICES

         2.1 PROVIDER PERSONNEL. All Services rendered by a Provider shall be performed only by Provider's employees who have signed the Provider's standard Employee Agreement and contract workers who have signed the Provider's standard Contract Worker Agreement, and no part of the Service shall be performed by any other third Party without the express written consent of the Requester (who may need to impose special terms and conditions to protect its confidential information, trade secrets, ownership of intellectual property and the like).

         2.2 COOPERATION. Each Party shall fully cooperate with the other Party to facilitate the provisions of services including, but not limited to, providing access to the other Party's facilities and premises (subject to reasonable safety and security policies and requirements) and conducting in-person and telephonic conferences to review progress and resolve problems arising with respect to Services.

         2.3 STANDARD OF CARE. The Parties understand and acknowledge that neither Party is in the business of providing Services to third parties of the type contemplated by this Agreement and that the standard of care to which a Provider performing Services hereunder shall be accountable for shall be the standard of care used by the Provider in furnishing the same or similar services to its own internal organization. Under no circumstances shall a Provider be held accountable for a greater standard of care than that which is appropriate for an entity furnishing the same or similar services to the general public.

3. COMPENSATION, TAXES

         3.1 As full compensation for the provision of Services, the Requestor shall pay the Provider the Compensation indicated in the Addendum hereto, together with any applicable sales, use, value-added or related taxes (but excluding taxes based upon the Provider's net income or any payroll or withholding taxes which relate to the Provider's employees). Compensation and taxes shall be payable to the Provider within one month after the Requester's receipt of the Provider's itemized invoice detailing the Services performed.

4. WORK PRODUCT, CONFIDENTIALITY

         4.1 The Parties acknowledge and agree that, except as specifically set forth herein, this Agreement, and all Services performed under this Agreement, are subject to the terms and conditions of the Intellectual Property Rights Agreement in effect between the parties. No term or condition of this Agreement is intended to alter or circumvent, or will alter or circumvent, the Parties' rights and obligations respecting intellectual property as set forth in the Intellectual Property Rights Agreement, except as may be agreed to separately in writing between the Parties. By way of illustration, it is possible that the provision of Services may result in the creation of Work Product that is based, in whole or in part, upon Background PI, and that such Work Product may constitute 3M Foreground PI, IMATION Foreground PI, Joint Foreground PI or other intellectual property otherwise covered by the Intellectual Property Rights Agreement. The Parties' respective rights and obligations in and to all such intellectual property shall be governed exclusively by the Intellectual Property Rights Agreement. All Services shall be provided subject to the confidentiality provisions of the Intellectual Property Rights Agreement.

5. TERM AND TERMINATION

         5.1 The Agreement shall remain in effect (the "Term") for the period set forth in the Addendum; provided, however, either Party may terminate this Agreement by giving the other Party sixty (60) days advance written notice. Upon termination or completion of this Agreement: (i) each Party shall return, upon demand, all tangible personal property of the other Party in its possession, and
(ii) each Party shall pay Compensation for all Services rendered prior to the effective termination or cancellation date.

6. DISPUTE RESOLUTION

         6.1 Disputes between the Parties shall be resolved pursuant to the procedures in Article 22 of the Intellectual Property Rights Agreement.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives.

IMATION CORP.                         MINNESOTA MINING AND
                                      MANUFACTURING COMPANY

By _______________________            By _______________________

Title ____________________            Title ____________________





                        ADDENDUM TO CONSULTING AGREEMENT

                              SERVICES INFORMATION

[THIS AGREEMENT MAY REQUIRE LANGUAGE ADDRESSING INTELLECTUAL PROPERTY WHICH WILL BE CONCEIVED UNDER THIS AGREEMENT, BUT FOR WHICH RIGHTS ARE NOT DISTRIBUTED BETWEEN THE PARTIES UNDER THE INTELLECTUAL PROPERTY RIGHTS AGREEMENT (e.g., CERTAIN INTELLECTUAL PROPERTY WHICH WILL BE CONCEIVED UNDER THIS AGREEMENT, BUT AFTER THE FIRST YEAR OF THE FOREGROUND PERIOD).]

Requester:
          _____________________________
                  3M or IMATION

Project Administrators:

For IMATION:                                      For 3M:

_____________________________                     _____________________________
(Name)                                            (Name)
_____________________________                     _____________________________
(Address)                                         (Address)
_____________________________                     _____________________________
(Phone and Fax Numbers)                           (Phone and Fax Numbers)


Description of the Services to be provided (including the nature and scope of the project, the expected completion date, and the identification of any Work Product, if known). Attach, if appropriate, all agreed upon proposals and specifications.

Compensation and Payment:

Term of the Agreement:

Other Terms and Conditions:





                                    EXHIBIT P

                      OBLIGATIONS REGARDING EXTRAORDINARILY

                             SENSITIVE TECHNOLOGIES

Use and disclosure of Extraordinarily Sensitive Technologies shall be governed by following provisions of this Agreement:

I. Extraordinarily Sensitive Technologies which find their primary use and commercial importance in one of the Parties (Primary User) shall be treated by the other Party (Secondary User) in addition to the other provisions of this Agreement as follows:

         A. The Extraordinarily Sensitive Technology (EST) shall be treated with a degree of care which is higher than the treatment of other Confidential Information and at least with the same degree of care as it has been treated by 3M prior to the Distribution Date.

         B. The Secondary User shall not sublicense or otherwise transfer the EST without the prior written approval of the Primary User.

         C. Any person who is authorized to practice the EST or who by virtue of his or her employment by the Secondary User has an understanding regarding the theoretical intricacies of the EST enabling such person to instruct or demonstrate to another how to use the EST or operate any equipment associated therewith shall be subject to restrictions relative to the use and disclosure of the information regarding the EST at least as restrictive as those set forth in the format of the 3M Employee Agreement on the Distribution Date (in the case where 3M is the Secondary User) or the format of the IMATION Employee Agreement as of the Distribution Date (in the case where IMATION is the Secondary User). The operators of equipment who carry out a process involved in an EST at 3M and who have not traditionally signed Employee Agreements shall not be required to sign such an agreement. The Primary User of the EST shall be a third party beneficiary under such confidentiality provisions and such Primary User shall have the option but not the obligation to enforce such agreements to the extent they relate to EST and to join the Secondary User in any suit brought to enforce such agreement, if the Secondary User is an indispensable Party to such suit, or to join the Secondary User in any suit brought by the Secondary User to enforce such agreements to the extent they relate to the EST.

         D. To the extent that the use of the EST is subject to a Field of Use restriction, the Secondary User shall promptly provide the Primary User with notice of any breach of the use or non-disclosure obligations relating to EST. Any claims, disputes, questions or controversies between the Parties that may arise in connection with the rights or obligations hereto concerning the EST (including but not limited to any dispute concerning the use or disclosure of the EST) shall be resolved in accordance with Paragraphs 22.1.1 and 22.1.2 of this Agreement and if they cannot be resolved between the Parties shall be submitted and determined by arbitration as set forth in Paragraph 22.5 of this Agreement.

         E. In the event that the Secondary User of the EST shall have any knowledge or reasonable grounds to suspect that any breach of any of the obligations of the Secondary User contained herein regarding the use and disclosure of EST has occurred, the Secondary User shall immediately advise the Primary User in writing thereof.

                  In the event that the Secondary User has reason to give notice or has actually given notice to the Primary User that it has reasonable grounds to suspect such a breach, the Secondary User shall promptly use reasonable efforts to investigate its suspicion in an effort to determine whether there has been in fact such a breach and report the results of such investigation to the Primary User.

                  In the event that the Secondary User has given notice to the Primary User that such breach has occurred, the Secondary User shall promptly seek a preliminary injunction or other available relief against further unauthorized use or disclosure of the EST by any employee of the Secondary User or any person who to the best of the knowledge of the Secondary User has obtained such information concerning the EST as a result of such breach. If in seeking such judicial relief it appears to the Secondary User that any disclosure of EST will be required, it will promptly notify the Primary User and seek a protective order for such information satisfactory to the Primary User, it being understood that if such protective order cannot be obtained or the Primary User requests that the Secondary User discontinue its attempt to seek such judicial relief, the Secondary User will comply with such request and the Secondary User will not have any further obligation to seek any such relief. Any person known to the Secondary User to be responsible for such breach shall no longer be afforded access to the EST by the Secondary User and the Secondary User shall use all reasonable efforts to prevent recurrence of such breach.

2. If both Parties are significant users of an Extraordinarily Sensitive Technology (EST), and it is of substantial commercial importance to both, the following shall apply, in addition to other provisions of this Agreement:

         A. Neither party shall sublicense or otherwise transfer the EST without prior written approval of the other Party.

         B. The foregoing provisions relative to the Secondary User shall apply to each user in respect to the matters referenced in the foregoing provisions relative to a Primary and Secondary User.

3. Any sublicense or other transfer of an EST shall only occur as an ancillary part of an overall transaction. No sublicense or other transfer shall occur except as provided above in 1B or 2A. The Party sublicensing or otherwise transferring the EST shall obtain from the transferee (SUBLICENSEE) agreement to the following provisions before disclosing the EST to the SUBLICENSEE:

         A. Agreement to use and confidentiality restrictions at least as restrictive as those contained in this Agreement. Any person who is authorized by the SUBLICENSEE to use the EST or any person who, by virtue of his employment by SUBLICENSEE, is allowed to know or use the EST shall enter into an agreement with use and confidentiality restrictions at least as restrictive with SUBLICENSEE as set forth in the form of the employee agreement of the Party sublicensing or otherwise transferring the EST hereunder. For a period of twenty (20) years from the Distribution Date, SUBLICENSEE shall authorize only the minimum number, as reasonably determined by SUBLICENSEE, of manufacturing and research and development personnel of SUBLICENSEE who have an actual need to know to have access to the EST. The Party sublicensing or otherwise transferring the EST (Licensing Party) shall be a third party beneficiary under such agreements to the extent they relate to the EST, and the Licensing Party shall have the option, but not the obligation, to enforce such agreements to the extent they relate to the EST and to join SUBLICENSEE in any suit brought by the Licensing Party to enforce such agreement, if SUBLICENSEE is an indispensable party to such suit, and to join SUBLICENSEE in any action instituted by SUBLICENSEE to enforce such agreements to the extent they relate to the EST

         B. For the first ten (10) years after the Distribution Date, within thirty (30) days after the anniversary of the Distribution Date, any SUBLICENSEE shall (i) certify in writing to the Licensing Party that, to the best knowledge of SUBLICENSEE, there has been no material breach of SUBLICENSEE's obligations under this Agreement concerning the use and non-disclosure of the EST, and (ii) provide a list in writing of all persons who, to the best knowledge of SUBLICENSEE, have used or had access to the EST during that year and, for each such person who has left the employ of SUBLICENSEE, such list shall indicate such person's first subsequent employer (if employed).

         C. Any claims, disputes, questions or controversies between the parties to this Agreement that may arise within twenty (20) years of the Distribution Date in connection with the rights and obligations of the parties thereto concerning the EST (including, but not limited to, any dispute concerning the use or disclosure of the EST) which cannot after a reasonable effort be resolved between the parties shall be submitted to and determined by arbitration. The parties shall use their reasonable efforts to enable such arbitration to be conducted as expeditiously as reasonably possible in an attempt to minimize the adverse effects of such claims, disputes, questions or controversies.

         D. In the event that SUBLICENSEE has knowledge, or reasonable grounds to suspect, that a breach of any of the obligations of SUBLICENSEE regarding the use or disclosure of the EST has occurred, SUBLICENSEE shall immediately advise the Licensing Party in writing thereof.

                  In the event SUBLICENSEE has given notice to the Licensing Party that it has reasonable grounds to suspect such a breach, SUBLICENSEE will promptly use reasonable efforts to investigate its suspicion in an effort to determine whether there has in fact been such a breach, and report the results of such investigation to the Licensing Party. In the event SUBLICENSEE has given notice to the Licensing Party that such a breach has occurred, SUBLICENSEE shall promptly seek a preliminary injunction and other available judicial relief against further unauthorized use or disclosure of the EST by any employee of SUBLICENSEE or any other person who, to the best knowledge of SUBLICENSEE, has obtained such information concerning the EST as a result of such breach. If, in seeking such judicial relief it appears to SUBLICENSEE that any disclosure of the EST will be required, it will promptly notify the Licensing Party and seek a protective order for such information satisfactory to the Licensing Party, it being understood that if such protective order cannot be obtained or the Licensing Party requests that SUBLICENSEE discontinue its attempt to seek such judicial relief, SUBLICENSEE will comply with such request and SUBLICENSEE will not have any further obligation to seek any such relief. Any person known to SUBLICENSEE to be responsible for such breach shall no longer be afforded access to the EST by SUBLICENSEE and SUBLICENSEE shall use all reasonable efforts to prevent the recurrence of such breach.

                  In the event that SUBLICENSEE shall have given notice to the Licensing Party of such a breach of SUBLICENSEE's obligations under the agreement with respect to the use or disclosure of the EST or a determination in an arbitration proceeding conducted as described above that such a breach shall have occurred, the parties agree to the following provisions. If such breach is due to (a) the use by SUBLICENSEE of the EST outside the fields allowed under the agreement of use by SUBLICENSEE or (b) the failure by SUBLICENSEE to comply in any material respect with its obligations under the agreement with regard to the EST, the license under the EST or other rights granted under the agreement shall be immediately terminated unless such breach is cured within sixty (60) days after the Licensing Party shall have received notice thereof from SUBLICENSEE or the Licensing Party shall have given notice thereof to SUBLICENSEE, as the case may be. Use of the EST outside the fields allowed to SUBLICENSEE under the agreement shall at the Licensing Party's option be deemed cured by termination of such use. Such termination or cure shall not prevent the Licensing Party from seeking relief with respect to such breach through arbitration.





                                    EXHIBIT Q
                       ROYALTY FOR LICENSES UNDER LICENSED
                      TRADEMARKS AND LICENSED TRADE DRESSES

I. For use of "Borne of 3M Innovation," IMATION will pay to 3M one-hundred thousand dollars ($100,000.00) per year beginning July 1, 1996, until June 30, 2001, or until IMATION discontinues use of the phrase, whichever comes first. The annual fee will be payable by August 31 of each year.

II. For use of the other Licensed Trademarks and Licensed Trade Dress by IMATION's Data Storage, Medical Imaging and Photo Color Divisions, IMATION agrees:

         i) To purchase from 3M an annual amount of fifty million dollars ($50,000,000.00) of supplies for the manufacture of IMATION products, such as, but not limited to, film products, chemical products, fabric, label stock and burnishing tapes; and

         ii) To provide 3M with 30 million Leveraging Our Leadership ("LOL") insert placements in diskette 10 pack boxes per year. The inserts will be provided to IMATION by 3M and will comply with IMATION's guidelines for LOL inserts. IMATION will bear the costs of insertion.

         Such purchase and placement obligations shall continue from July 1, 1996 to June 30, 1999 or until the time IMATION's Data Storage, Medical Imaging and Photo Color Divisions discontinue use of the Licensed Trademarks and the Licensed Trade Dress, whichever comes first.

III. If for any reason, other than inability by 3M to fill IMATION's orders for supplies or 3M's failure to request sufficient LOL placements, IMATION does not substantially fulfill the purchase and LOL commitments set forth above, the Parties agree to negotiate a reasonable royalty for use of the Licensed Trademarks and Licensed Trade Dress by the Data Storage, Medical Imaging and Photo Color Divisions. In negotiating such a royalty, consideration will be given to the extent to which IMATION has partially completed such commitments, and a suitable reduction in any otherwise due royalty will be allowed for such partial completion.

IV. For use of the other Licensed Trademarks and Licensed Trade Dress on or in connection with IMATION's Document Systems products, IMATION agrees to pay a royalty of 1% on 3M branded sales of such products.

V. For use of the other Licensed Trademarks and Licensed Trade Dress by IMATION's Printing and Publishing Systems Division, IMATION agrees to pay a royalty of 1/2% on 3M branded sales of products by the division.

VI. Within two (2) months of the end of each calendar quarter, IMATION shall report and pay the royalty on all sales for which a royalty is due. The royalty shall be payable on sales net of returns, refunds, discounts, trade allowances and the like. IMATION shall send the report and royalty payment to:

         Minnesota Mining and Manufacturing Company
         Department RR
         Box 33133
         St. Paul, Minnesota 55133-3133

VII. IMATION will maintain accurate books and records of account regarding the sale of products upon which a royalty is due. IMATION will permit 3M to audit its books and records of account regarding products for which a royalty is due from time to time, not more often than once a year, to the extent necessary to verify the royalty reports and payments based upon them. Such examination will be made at the expense of 3M by a certified public accountant appointed by 3M and reasonably acceptable to IMATION. The obligations of this paragraph will survive the reporting period for three (3) years.